PROSPECTUS

                              SEPARATE ACCOUNT A OF
                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


                            VENTURE VUL ACCUMULATOR

                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This prospectus describes Venture VUL Accumulator, a flexible premium variable universal life insurance policy (the "Policy") offered by The Manufacturers Life Insurance Company (U.S.A.) (the "Company," "Manulife USA," "we" or "us").


The Policy is designed to provide lifetime insurance protection together with flexibility as to:

-        the timing and amount of premium payments,

-        the investments underlying the Policy Value, and

-        the amount of insurance coverage.

This flexibility allows you, the policyowner, to pay premiums and adjust insurance coverage in light of your current financial circumstances and insurance needs.

Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manulife USA's Separate Account A (the "Separate Account"). The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust, and the corresponding statement of additional information, describe the investment objectives of the Portfolios in which you may invest net premiums. Other sub-accounts and Portfolios may be added in the future.

THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. ALSO PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The Manufacturers Life Insurance Company (U.S.A.)
                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304

                 THE DATE OF THIS PROSPECTUS IS JANUARY 1, 2002

TABLE OF CONTENTS

DEFINITIONS ..............................................................    4
POLICY SUMMARY ...........................................................    5
    General ..............................................................    5
    Death Benefits .......................................................    5
    Optional Term Rider ..................................................    5
    Cash Value Enhancement Riders ........................................    5
    Premiums .............................................................    5
    Policy Value .........................................................    6
    Policy Loans .........................................................    6
    Surrender and Partial Withdrawals ....................................    6
    Lapse and Reinstatement ..............................................    6
    Charges and Deductions ...............................................    6
    Investment Options and Investment Advisers ...........................    7
    Investment Management Fees and Expenses ..............................    7
    Table of Charges and Deductions ......................................    7
    Table of Investment Management Fees and Expenses .....................    9
    Table of Investment Options and Investment Subadvisers ...............   11
GENERAL INFORMATION ABOUT MANULIFE USA, THE SEPARATE ACCOUNT AND THE TRUST   13
    MANULIFE USA .........................................................   13
    The Separate Account .................................................   13
    The Trust ............................................................   14
    Investment Objectives of the Portfolios ..............................   14
ISSUING A POLICY .........................................................   19
    Requirements .........................................................   19
    Temporary Insurance Agreement ........................................   19
    Right to Examine the Policy ..........................................   20
    Life Insurance Qualification .........................................   20
DEATH BENEFITS ...........................................................   21
    Death Benefit Options ................................................   21
    Changing the Death Benefit Option ....................................   22
    Changing the Face Amount .............................................   22
PREMIUM PAYMENTS .........................................................   23
    Initial Premiums .....................................................   23
    Subsequent Premiums ..................................................   23
    Maximum Premium Limitation ...........................................   24
    Premium Allocation ...................................................   24
CHARGES AND DEDUCTIONS ...................................................   24
    Premium Charge .......................................................   24
    Surrender Charges ....................................................   24
    Monthly Deductions ...................................................   26
    Charges for Transfers ................................................   27
    Reduction in Charges .................................................   27
SPECIAL PROVISIONS FOR EXCHANGES .........................................   28
COMPANY TAX CONSIDERATIONS ...............................................   28
POLICY VALUE .............................................................   28
    Determination of the Policy Value ....................................   28
    Units and Unit Values ................................................   28
    Transfers of Policy Value ............................................   29
POLICY LOANS .............................................................   30
    Effect of Policy Loan ................................................   30
    Interest Charged on Policy Loans .....................................   30
    Loan Account .........................................................   30
POLICY SURRENDER AND PARTIAL WITHDRAWALS .................................   31
    Policy Surrender .....................................................   31
    Partial Withdrawals ..................................................   31
LAPSE AND REINSTATEMENT ..................................................   32
    Lapse ................................................................   32

    No-Lapse Guarantee ...................................................   32
    No-Lapse Guarantee Cumulative Premium Test ...........................   33
    Reinstatement ........................................................   33
THE GENERAL ACCOUNT ......................................................   33
    Fixed Account ........................................................   33
OTHER PROVISIONS OF THE POLICY ...........................................   34
    Cash Value Enhancement Riders ........................................   34
    Policyowner Rights ...................................................   35
    Beneficiary ..........................................................   35
    Validity .............................................................   35
    Misstatement of Age or Sex ...........................................   35
    Suicide Exclusion ....................................................   36
    Supplementary Benefits ...............................................   36
TAX TREATMENT OF THE POLICY ..............................................   36
    Life Insurance Qualification .........................................   36
    Tax Treatment of Policy Benefits .....................................   38
    Alternate Minimum Tax ................................................   41
    Income Tax Reporting .................................................   41
OTHER INFORMATION ........................................................   41
    Payment of Proceeds ..................................................   41
    Reports to Policyowners ..............................................   41
    Distribution of the Policies .........................................   42
    Responsibilities of MFC ..............................................   42
    Voting Rights ........................................................   42
    Substitution of Portfolio Shares .....................................   43
    Records and Accounts .................................................   43
    State Regulations ....................................................   43
    Litigation ...........................................................   43
    Independent Auditors .................................................   43
    Further Information ..................................................   43
    Officers and Directors ...............................................   44
    Optional Term Rider ..................................................   45
ILLUSTRATIONS ............................................................   45
APPENDIX A - SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER
             VALUES AND DEATH BENEFITS ...................................   A-1
APPENDIX B - AUDITED FINANCIAL STATEMENTS ................................   B-1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD NOT BE LAWFUL. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED THEREIN. NO CLAIM IS MADE THAT THIS VARIABLE LIFE INSURANCE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

DEFINITIONS

Additional Rating

is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.

Age

on any date is the life insured's age on his or her nearest birthday to the Policy Date. If no specific age is mentioned, age means the life insured's age on the Policy Anniversary nearest to the birthday.

Attained Age

is the Age at issue plus the number of whole years that have elapsed since the Policy Date.

Business Day

is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.

Cash Surrender Value

is the Policy Value less the Surrender Charge and any outstanding monthly deductions due.

Gross Withdrawal

is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.

Effective Date

is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. The Company will take the first Monthly Deduction on the Effective Date.

Fixed Account

is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

Investment Account

is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

Issue Date

is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.

Life Insured

is the person whose life is insured under this Policy.

Loan Account

is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Loan Interest Credited Differential

is the difference between the rate of interest charged on a Policy Loan and the rate of interest credited to amounts in the Loan Account.

Maximum Loanable Amount

is 100% of the Policy Net Cash Surrender Value less estimated charges to the next Policy anniversary, including loan interest.

Minimum Death Benefit

is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured.

Monthly No-Lapse Guarantee Premium

is one-twelfth of the No-Lapse Guarantee Premium.

Service Office Address

is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Surrender Charge Period

is the period following the Policy Date or following any increase in Face Amount during which the Company will assess Surrender Charges. Surrender Charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.

Surrender Charge Premium Limit

is used to determine the Surrender Charge. The Surrender Charge Premium Limit for the initial Face Amount is stated in the Policy. The Company will advise the policyowner of the Surrender Charge Premium Limit for any increase in Face Amount.

Written Request

is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.


POLICY SUMMARY

GENERAL

We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states and the terms of your Policy and any endorsement or rider supersede the disclosure in this prospectus.

DEATH BENEFITS

There are three death benefit options. Under Option 1, the death benefit is the FACE AMOUNT OF THE POLICY at the date of death. Under Option 2, the death benefit is the FACE AMOUNT PLUS THE POLICY VALUE OF THE POLICY at the date of death. Under Option 3, the death benefit is the FACE AMOUNT PLUS THE PREMIUM DEATH BENEFIT ACCOUNT at the date of death. If on the date of death of the insured, the Policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the Policy only. The actual death benefit will be the greater of the death benefit under the applicable death benefit option or the Minimum Death Benefit. The Minimum Death Benefit is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured. A table of Minimum Death Benefit Percentages is located under "Death Benefits - Minimum Death Benefit." You may change the death benefit option and increase or decrease the Face Amount subject to the limitations described in this Prospectus.

OPTIONAL TERM RIDER

The Policy may be issued with an optional term insurance rider (the "Term Rider") which provides an additional insurance amount which is level term life insurance. The benefit of the Term Rider is that the cost of insurance will always be less than or equal to the cost of insurance under the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO-LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT THE LIFE INSURED'S ATTAINED AGE 100.

CASH VALUE ENHANCEMENT RIDERS

The Policy may be issued with one of two optional Cash Value Enhancement riders. The benefit of either rider is that the Cash Surrender Value under the Policy will be enhanced during the period for which Surrender Charges apply. The decision to add one of these two riders must be made at issuance of the Policy and, once made, is irrevocable. Adding either of these riders will result in different premium and asset-based risk charges under the Policy.

PREMIUMS

You may pay premiums at any time and in any amount, subject to certain limitations as described under "Premium Payments - Subsequent Premiums." Net Premiums will be allocated, according to your instructions and at the Company's discretion, to one or more of our general account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the accounts.

POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.

POLICY LOANS

You may borrow an amount not to exceed the Maximum Loanable Amount. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the insured's death or upon surrender.

SURRENDER AND PARTIAL WITHDRAWALS

You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of or the death benefit under the Policy and an assessment of a portion of the Surrender Charges to which the Policy is subject.

You may surrender your Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charge and outstanding monthly deductions due minus the Policy Debt.

LAPSE AND REINSTATEMENT

Unless the No-Lapse Guarantee Cumulative Premium Test has been met, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment.

The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."

CHARGES AND DEDUCTIONS

We assess certain charges and deductions in connection with the Policy. These include:

         -        charges deducted from premiums paid,

         - monthly deductions for administration, asset-based risk and cost of insurance charges,

         -        charges assessed on surrender or lapse, and

         - if applicable, a charge for any supplementary benefits added to the Policy.

The charges are summarized in the Table of Charges and Deductions. We may allow you to request that the sum of the charges assessed monthly for the cost of insurance and administrative expenses be deducted from the Fixed Account or one or more of the sub-accounts of the Separate Account.

In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.

The Policy may be issued with either one of the two optional Cash Value Enhancement riders which we offer. In the case of the Cash Value Enhancement rider, the Surrender Charge is reduced. In the case of the Cash Value Enhancement Plus rider, the Surrender Charge is eliminated. If a Policy is issued with either of these riders, it will have different premium charges and the same or higher asset-based risk charges as noted under the "Table of Charges and Deductions."

INVESTMENT OPTIONS AND INVESTMENT ADVISERS

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust.

The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

The Trust also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

INVESTMENT MANAGEMENT FEES AND EXPENSES

Each sub-account of the Separate Account purchases shares of one of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses below. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.

TABLE OF CHARGES AND DEDUCTIONS

The table below sets forth the charges and deductions for the Policy. The Policy may be issued with either one of two optional riders, the Cash Value Enhancement Rider and the Cash Value Enhancement Plus Rider. Adding either one of these riders to the Policy will alter certain charges under the Policy. The charges associated with these riders are discussed below.

         Premium           The Policy provides for a deduction of 7.5% of the
         Charges:          premium paid during the first 10 Policy Years and
                           5.0% of each premium paid thereafter. Where the Cash
                           Value Enhancement Rider is used, the premium charges
                           are increased to 8.5% of the premium paid during the
                           first 10 Policy Years and 5.5% thereafter. Where the
                           Cash Value Enhancement Plus Rider is used, the
                           premium charges are 3.25% for the first 10 Policy
                           Years and 2.25% thereafter.

         Monthly           An ADMINISTRATION CHARGE of $40 plus a per $1000 of
         Deductions:       Face Amount charge per Policy Month is deducted in
                           the first five Policy Years. In subsequent years, the
                           administration charge is $20 plus a per $1000 of Face
                           Amount charge per Policy Month. The monthly charge
                           per $1000 of Face Amount varies by the Age of the
                           life insured at issuance (or the Attained Age of the
                           life insured at the time of an increase) and the
                           death benefit option in effect. It applies to the
                           initial Face Amount for the first 10 Policy Years and
                           thereafter to the initial Face Amount less any
                           decreases. (See the chart under "Charges and
                           Deductions - Administration Charge" for the exact per
                           $1000 Face Amount charge.) The monthly administration
                           charge does not vary with the Cash Value Enhancement
                           options.

                           A monthly ASSET-BASED RISK CHARGE is assessed against the Policy value in the Investment Accounts at an annual rate of 0.15%. This rate is guaranteed not to exceed 0.45%. Where the Cash Value Enhancement Rider is used, the asset-based risk charges are the same as those provided in the Policy - an annual rate of 0.15% guaranteed not to exceed 0.45%. Where the Cash
                           Value Enhancement Plus Rider is used, the current asset-based risk charges are at an annual rate of 1.00% for the first 15 Policy Years and 0.25% thereafter. The guaranteed rates are 1.30% for the first 15 Policy Years and 0.55% thereafter.

                           A COST OF INSURANCE CHARGE is assessed monthly based on the amount at risk under the Policy. The rate of this charge does not vary with the Cash Value
                           Enhancement options.

         Surrender         A Surrender Charge is assessed upon surrender of the
         Charges:          Policy, a partial withdrawal of Net Cash Surrender
                           Value or lapse of the Policy occurring during the
                           first 10 years following the Policy Date or the
                           effective date of a Face Amount increase. The
                           Surrender Charge is calculated separately for the
                           initial Face Amount and each Face Amount increase.

                           The Surrender Charge is the sum of (i) plus (ii), multiplied by (iii), multiplied by the Grading
                           Percentage, where:

                           (i) is the Rate per $1000 of initial Face Amount (or
                           Face Amount increase); (ii) is 80% of the lesser of
                           (a) the premiums paid per $1000 of Face Amount during the first two Policy Years (or premiums attributable to each $1000 of Face Amount increase for the two years following the increase) or (b) the Surrender
                           Charge Premium Limit set out in the Policy for the initial Face Amount (or furnished by the Company with respect to a Face Amount increase); and (iii) is the initial Face Amount (or Face Amount increase) divided by 1000.

                           The Rate per $1000 of initial Face Amount is based on the life insured's Age at issuance of the Policy. The
                           Rate per $1000 of Face Amount increase is based on the life insured's Attained Age at the time of the increase. (See the chart under "Charges and Deductions - Surrender Charges" for the exact Rate per $1000 of initial Face Amount.)

                           The Grading Percentage starts at 100% for the first
                           Policy Month and grades down by .833% each subsequent
                           Policy Month reaching zero at the end of 10 years.

                           If the Policy is issued with a Cash Value Enhancement
                           Rider, the Surrender Charge calculated as described above is reduced by 80% for a surrender, withdrawal or lapse occurring in the first two Policy Years, 60% in the third policy Year, 40% in the fourth policy
                           Year and 20% in the fifth Policy Year.

                           If the Policy is issued with a Cash Value Enhancement
                           Plus Rider, there is no Surrender Charge.

         Loan Charges:     A fixed loan interest rate of 5.25% is charged during
                           the first 10 Policy Years and 4% thereafter. Interest
                           is credited to amounts in the Loan Account at a rate
                           of 4%. This rate is guaranteed not to be less than
                           4.00% during the first 10 policy years and 3.50%
                           thereafter.

         Transfer          A charge of $25 per transfer is assessed for each
         Charge:           transfer in excess of 12 in a Policy Year.

         Dollar Cost       The charge for a transfer made under the Dollar Cost
         Averaging         Averaging program will not exceed $5.
         Charge:

         Asset             The charge for a transfer made under the Asset
         Allocation        Allocation Balancer program will not exceed $15.
         Balancer
         Charge:

TABLE OF INVESTMENT MANAGEMENT FEES AND EXPENSES

TRUST ANNUAL EXPENSES


(as a percentage of Trust average net assets for the fiscal year ended December 31, 2000)(I)


                                                                                                          TOTAL TRUST
                                                                                  OTHER EXPENSES        ANNUAL EXPENSES
                                        MANAGEMENT                                (AFTER EXPENSE        (AFTER EXPENSE
     TRUST PORTFOLIO                       FEES         CLASS A RULE 12B-1 FEE    REIMBURSEMENT)        REIMBURSEMENT)
-----------------------------------------------------------------------------------------------------------------------
Internet Technologies .......            1.000%               0.150%                 0.130%               1.280%(E)
Pacific Rim Emerging Markets             0.700%               0.150%                 0.180%               1.030%
Telecommunications ..........            0.950%               0.150%                 0.130%               1.230%(A)
Science & Technology ........            0.916%(F)            0.150%                 0.040%               1.106%
International Small Cap .....            0.914%               0.150%                 0.440%               1.504%
Health Sciences .............            0.950%(F)            0.150%                 0.130%               1.230%(A)
Aggressive Growth ...........            0.850%               0.150%                 0.070%               1.070%
Emerging Small Company ......            0.896%               0.150%                 0.050%               1.096%
Small Company Blend .........            0.900%               0.150%                 0.140%               1.190%
Dynamic Growth ..............            0.850%               0.150%                 0.070%               1.070%(E)
Mid Cap Growth ..............            0.850%               0.150%                 0.280%               1.280%(A)
Mid Cap Opportunities .......            0.850%               0.150%                 0.230%               1.230%(A)
Mid Cap Stock ...............            0.775%               0.150%                 0.075%               1.000%
All Cap Growth ..............            0.778%               0.150%                 0.050%               0.978%
Financial Services ..........            0.800%               0.150%                 0.090%               1.040%(A)
Overseas ....................            0.800%               0.150%                 0.200%               1.150%
International Stock .........            0.850%(F)            0.150%                 0.180%               1.180%
International Value .........            0.850%               0.150%                 0.180%               1.180%
Capital Appreciation ........            0.750%               0.150%                 0.500%(H)            1.400%(H)
Strategic Opportunities .....            0.700%               0.150%                 0.050%               0.900%
Quantitative Mid Cap ........            0.650%               0.150%                 0.070%               0.870%(A)
Global Equity ...............            0.750%               0.150%                 0.120%               1.020%
Strategic Growth ............            0.750%               0.150%                 0.120%               1.020%(A)
Growth ......................            0.683%               0.150%                 0.050%               0.883%
Large Cap Growth ............            0.750%               0.150%                 0.065%               0.965%
All Cap Value ...............            0.800%               0.150%                 0.140%               1.090%(A)
Capital Opportunities .......            0.750%               0.150%                 0.160%               1.060%(A)
Quantitative Equity .........            0.596%               0.150%                 0.050%               0.796%
Blue Chip Growth ............            0.713%(F)            0.150%                 0.035%               0.898%
Utilities ...................            0.750%               0.150%                 0.270%               1.170%(A)
Real Estate Securities ......            0.647%(A)            0.150%                 0.060%               0.857%
Small Company Value .........            0.900%(F)            0.150%                 0.190%               1.240%
Mid Cap Value ...............            0.800%               0.150%                 0.160%               1.110%(A)
Value .......................            0.650%               0.150%                 0.060%               0.860%
Tactical Allocation .........            0.750%               0.150%                 0.430%               1.330%(E)
Fundamental Value ...........            0.800%               0.150%                 0.130%               1.080%(A)
Growth & Income .............            0.524%               0.150%                 0.040%               0.714%
U.S. Large Cap Value ........            0.725%               0.150%                 0.055%               0.930%
Equity-Income ...............            0.725%(F)            0.150%                 0.035%               0.910%
Income & Value ..............            0.650%               0.150%                 0.060%               0.860%
Balanced ....................            0.554%(A)            0.150%                 0.060%               0.764%
High Yield ..................            0.625%               0.150%                 0.065%               0.840%
Strategic Bond ..............            0.625%               0.150%                 0.095%               0.870%
Global Bond .................            0.600%               0.150%                 0.200%               0.950%
Total Return ................            0.600%               0.150%                 0.065%               0.815%
Investment Quality Bond .....            0.500%               0.150%                 0.080%               0.730%
Diversified Bond ............            0.600%               0.150%                 0.060%               0.810%
U.S. Government Securities ..            0.550%               0.150%                 0.070%               0.770%
Money Market ................            0.350%               0.150%                 0.040%               0.540%
Small Cap Index .............            0.375%               0.150%                 0.075%(G)            0.600%(E)
International Index .........            0.400%               0.150%                 0.050%(G)            0.600%(E)

Mid Cap Index ...............            0.375%               0.150%                 0.075%(G)            0.600%(E)
Total Stock Market Index ....            0.375%               0.150%                 0.075%(G)            0.600%(E)
500 Index ...................            0.375%               0.150%                 0.025%(G)            0.550%(E)
Lifestyle Aggressive 1000(D)             0.070%               0.000%                 1.038%(B)            1.108%(C)
Lifestyle Growth 820(D) .....            0.055%               0.000%                 0.966%(B)            1.021%(C)
Lifestyle Balanced 640(D) ...            0.055%               0.000%                 0.892%(B)            0.947%(C)
Lifestyle Moderate 460(D) ...            0.064%               0.000%                 0.826%(B)            0.890%(C)
Lifestyle Conservative 280(D)            0.075%               0.000%                 0.784%(B)            0.859%(C)
-----------------------------------------------------------------------------------------------------------------------




(A)      Based on estimates to be made during the current fiscal year.

(B)      Reflects expenses of the Underlying Portfolios.

(C) The investment adviser to the Trust, Manufacturers Securities Services, LLC ("MSS" or the "Adviser") has voluntarily agreed to pay certain expenses of each Lifestyle Trust as noted below. (For purposes of the expense reimbursement, total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)

If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust equal 0.075%. If the total expenses of the Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser.

This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be higher (based on current advisory fees and the Other Expenses of the Lifestyle Trusts for the fiscal year ended December 31, 2000) as noted in the chart below:

                                     MANAGEMENT         RULE 12b-1         OTHER           TOTAL TRUST
TRUST PORTFOLIO                         FEES            FEES              EXPENSES       ANNUAL EXPENSES
--------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000 .            0.070%            0.000%            1.063%            1.133%
Lifestyle Growth 820 ......            0.055%            0.000%            0.976%            1.031%
Lifestyle Balanced 640 ....            0.055%            0.000%            0.902%            0.957%
Lifestyle Moderate 460 ....            0.064%            0.000%            0.851%            0.915%
Lifestyle Conservative 280             0.075%            0.000%            0.816%            0.891%

(D) Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must bear its own expenses. However, the Adviser is currently paying certain of these expenses as described in footnote ( C ) above.

(E) Annualized - For the period May 1, 2000 (commencement of operations) to December 31, 2000.

(F) Effective June 1, 2000, the Adviser voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, Small Company Value Trust, Blue Chip Growth Trust, Equity-Income Trust and the International Stock Trust. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:

                                                                 FEE REDUCTION
                  COMBINED ASSET LEVELS                  (AS A PERCENTAGE OF THE
                                                                   ADVISORY FEE)

                  First $750 million                                   0.00%
                  Between $750 million and $1.5 billion                2.50%
                  Between $1.5 billion and $3.0 billion                3.75%
                  Over $3.0 billion                                    5.00%

         The fee reductions are applied to the advisory fees of each of the six portfolios. This voluntary fee waiver may be terminated at any time by the adviser. As of September 30, 2001, the combined asset level for all six portfolios was approximately $3.396 billion resulting in a fee reduction of 3.408%. There is no guarantee that the combined asset level will remain at this amount. If the combined asset level were to decrease to a lower breakpoint, the fee reduction would decrease as well.

(G) MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts: 0.050% in the case of the International Index Trust and 500 Index Trust and 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.097% and 0.650%, respectively, for the International Index Trust, 0.125% and 0.650%, respectively, for the Small Cap Index Trust, and 0.164% and 0.690%, respectively, for the Mid Cap Index Trust and 0.090% and 0.620%, respectively, for the Total Stock Market Index Trust. It is estimated that the expense reimbursement will not be effective during the year end December 31, 2001 for the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.

(H) Annualized - For period November 1, 2000 (commencement of operations) to December 31, 2000. For all portfolios except the Lifestyle Trusts, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. In the case of the Capital Appreciation Trust, the Adviser reimbursed the portfolio for certain expenses for the year ended December 31, 2000. If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.700% and 1.600%, respectively. These voluntary expense reimbursements may be terminated at any time.





(I) Effective January 1, 2002, the Trust implemented a Class A Rule 12b-1 plan while simultaneously reducing its advisory fees and implementing advisory fee breakpoints. The Trust Annual Expense chart reflects these changes.



TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

The Trust currently has twenty-five subadvisers who manage all of the portfolios, one of which subadvisers is Manufacturers Adviser Corporation ("MAC"). Both MSS and MAC are affiliates of ours.

SUBADVISER                                                      PORTFOLIO

A I M Capital Management, Inc.                                  All Cap Growth Trust
                                                                Aggressive Growth Trust

Brinson Advisors, Inc.                                          Tactical Allocation Trust
(formerly, Mitchell Hutchins Asset Management Inc.)

Capital Guardian Trust Company                                  Small Company Blend Trust
                                                                U.S. Large Cap Value Trust
                                                                Income & Value Trust
                                                                Diversified Bond Trust

Cohen & Steers Capital Management, Inc.                         Real Estate Securities Trust

Davis Select Advisers, L.P.                                     Financial Services Trust
                                                                Fundamental Value Trust

The Dreyfus Corporation                                         All Cap Value Trust

Fidelity Management & Research Company                          Strategic Opportunities Trust(A)
                                                                Large Cap Growth Trust
                                                                Overseas Trust

Founders Asset Management LLC                                   International Small Cap Trust

Franklin Advisers, Inc.                                         Emerging Small Company Trust

INVESCO Funds Group, Inc.                                       Telecommunications Trust
                                                                Mid Cap Growth Trust

Janus Capital Corporation                                       Dynamic Growth Trust

Jennison Associates LLC                                         Capital Appreciation Trust

Lord, Abbett & Co.                                              Mid Cap Value Trust

Manufacturers Adviser Corporation                               Pacific Rim Emerging Markets Trust
                                                                Quantitative Equity Trust
                                                                Quantitative Mid Cap Trust
                                                                Money Market Trust
                                                                Index Trusts
                                                                Lifestyle Trusts(B)
                                                                Balanced Trust

Massachusetts Financial Services Company                        Strategic Growth Trust
                                                                Capital Opportunities Trust
                                                                Utilities Trust

Miller Anderson & Sherrerd, LLP                                 Value Trust
                                                                High Yield Trust

Munder Capital Management                                       Internet Technologies Trust

Pacific Investment Management Company                           Global Bond Trust
                                                                Total Return Trust

Putnam Investment Management, L.L.C.                            Mid Cap Opportunities Trust
                                                                Global Equity Trust

Salomon Brothers Asset Management Inc                           U.S. Government Securities Trust
                                                                Strategic Bond Trust

SSgA Funds Management, Inc.                                     Growth Trust
                                                                Lifestyle Trusts(B)

T. Rowe Price Associates, Inc.                                  Science & Technology Trust
                                                                Small Company Value Trust
                                                                Health Sciences Trust
                                                                Blue Chip Growth Trust
                                                                Equity-Income Trust

T. Rowe Price International, Inc.                               International Stock Trust

Templeton Investment Counsel, Inc.                              International Value Trust

Wellington Management Company, LLP                              Growth & Income Trust
                                                                Investment Quality Bond Trust
                                                                Mid Cap Stock Trust

----------

(A) Formerly, the Mid Cap Blend Trust.

(B) SSgA Funds Management, Inc. provides subadvisory consulting services to Manufacturers Adviser Corporation regarding management of the Lifestyle Trusts.



GENERAL INFORMATION ABOUT MANULIFE USA, THE SEPARATE ACCOUNT AND THE TRUST

MANULIFE USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("MANUFACTURERS LIFE") and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

RATINGS

The Manufacturers Life Insurance Company and the Manufacturers Life Insurance Company (U.S.A.) have received the following ratings from independent ratings agencies:

         Standard and Poor's Insurance Ratings Service:    AA+ (for financial strength)
         A.M. Best Company:                                A++ (for financial strength)
         Fitch:                                            AAA (for insurer financial strength)
         Moody's Investors Service, Inc.:                  Aa2 (for financial strength)

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to Manulife USA as a measure of the Company's ability to honor the death benefit and no lapse guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

THE SEPARATE ACCOUNT

The Manufacturers Life Insurance Company of America ("ManAmerica") established its Separate Account Three on August 22, 1986 as a separate account under Pennsylvania law. Since December 9, 1992, it has been operated under Michigan law. On January 1, 2002, ManAmerica transferred substantially all of its assets and liabilities to Manulife USA. As a result of this transaction, Manulife USA became the owner of all of ManAmerica's assets, including the assets of the Separate Account Three (Now Referred to as Separate Account A of Manulife USA) and assumed all of ManAmerica's obligations including those under the Policies. The ultimate parent of both ManAmerica and Manulife USA is Manulife Financial Corporation ("MFC"). Separate Account A of Manulife USA (the "Separate Account") holds assets that are segregated from all of Manulife USA's other assets. The Separate Account is currently used only to support variable life insurance policies.

         ASSETS OF THE SEPARATE ACCOUNT
         Manulife USA is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of Manulife USA. Manulife USA will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manulife USA conducts. However, all obligations under the variable life insurance policies are general corporate obligations of Manulife USA. REGISTRATION
         The Separate Account is registered with the SEC under the Investment Company Act of 1940, as amended (the"1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manulife USA.
         THE TRUST
         Each sub-account of the Separate Account will purchase Class A shares only of a particular Portfolio. The Trust is registered under the 1940 Act as an open-end management investment company. Each of the Trust portfolios, except the Lifestyle Trusts and the Equity Index Trust, are subject to a Rule 12b-1 fee of .15% of a portfolio's Class A net assets. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for Manulife USA to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.
         The Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. Manulife USA may also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.
         INVESTMENT OBJECTIVES OF THE PORTFOLIOS
         The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

         ELIGIBLE PORTFOLIOS
         The Portfolios of the Trust available under the Policies are as follows:

         The INTERNET TECHNOLOGIES TRUST seeks long-term capital appreciation by investing the portfolio's assets primarily in companies engaged in Internet-related business (such businesses also include
         Intranet-related businesses).

         The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

         The TELECOMMUNICATIONS TRUST seeks capital appreciation (with earning income as a secondary objective) by investing, under normal market conditions, primarily in equity securities of companies engaged in the telecommunications sector, that is, in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies.

         The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing at least 65% of the portfolio's total assets in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.

         The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

         The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").

         The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

         The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.

         The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.

         The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing the portfolio's assets primarily in equity securities selected for their growth potential. Normally at least 50% of its equity assets are invested in medium-sized companies.

         The MID CAP GROWTH TRUST seeks capital appreciation by investing primarily in common stocks of mid-sized companies - those with market capitalizations between $2 billion and $15 billion at the time of purchase.

         The MID CAP OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, primarily in common stocks and other equity securities of U.S. companies, with a focus on growth stocks of mid size companies.

         The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities with significant capital appreciation potential, with emphasis on medium-sized companies.

         The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset,s under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.

         The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 65% of the portfolio's assets are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

         The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs)). The portfolio expects to invest primarily in equity securities.

         The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

         The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.

         The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospectus. These companies are generally medium-to-large capitalization companies.

         The STRATEGIC OPPORTUNITIES TRUST (formerly, Mid Cap Blend Trust) seeks growth of capital by investing primarily in common stocks of U.S. issuers and securities convertible into or carrying the right to buy common stocks.

         The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

         The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in equity securities of companies in at least three different countries, including the U.S. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies that the subadviser believes are undervalued.

         The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.

         The GROWTH TRUST seeks long-term growth of capital by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater).

         The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in equity securities of companies with large market capitalizations.

         The ALL CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in the stocks of value companies of any size.

         The CAPITAL OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The portfolio focuses on companies which the subadviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

         The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

         The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing at least 65% of the portfolio's total assets in the common stocks of large and medium-sized blue chip companies. Many of the stocks in the portfolio are expected to pay dividends.

         The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 65% of the portfolio's total assets in equity and debt securities of domestic and foreign companies in the utilities industry.

         The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, substantially (at least 65% of total assets) in equity securities of real estate companies, such as real estate investment trusts ("REITs").

         The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Normally, the portfolio will invest at least 65% of its total assets in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.

         The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolios total assets in equity securities which the subadviser believes to be undervalued in the marketplace. Normally, at least 65% of the portfolio's total assets will consist of investments in mid-sized companies, with market capitalizations of roughly $500 million to $10 billion.

         The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

         The TACTICAL ALLOCATION TRUST seeks total return, consisting of long-term capital appreciation and current income, by allocating the portfolio's assets between (i) a stock portion that is designed to track the performance of the S&P 500 Composite Stock Price Index, and
         (ii) a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.

         The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.

         The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.

         The U.S. LARGE CAP VALUE TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

         The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

         The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.

         The BALANCED TRUST seeks current income and capital appreciation by investing the portfolio's assets in a balanced portfolio of (i) equity securities and (ii) fixed income securities.

         The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

         The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

         The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

         The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

         The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

         The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing at least 75% of the portfolio's assets in fixed income securities.

         The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

         The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U.S. entities.

         The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index.*

         The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index").*

         The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index.*

         The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index.*

         The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index.*

         The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

         The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

         The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

         The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

         The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

         *"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "Standard and Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

         ISSUING A POLICY

         REQUIREMENTS

         To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

         Policies may be issued on a basis which does not distinguish between the insured's sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 0 through 90.

         Each Policy has a Policy Date, an Effective Date and an Issue Date (See "Definitions" above).

         The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Validity are measured.

         If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

         (i) the Policy Date and the Effective Date will be the date the Company receives the check at its Service Office, and

         (ii)     the Issue Date will be the date the Company issues the Policy.

         The initial premium must be received within 60 days after the Issue Date, and the life insured must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, we will cancel the Policy and return any partial premiums paid to the applicant.


         MINIMUM INITIAL FACE AMOUNT
         We will generally issue a Policy only if it has a Face Amount of at least $100,000.


         BACKDATING A POLICY
         Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a Policy is backdated, we will credit Net Premiums received prior to the Effective Date of a Policy with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

         As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

         TEMPORARY INSURANCE AGREEMENT

         In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets the Company's usual and customary underwriting standards for the coverage applied for.

         The acceptance of an application is subject to the Company's underwriting rules, and we reserve the right to request additional information or to reject an application for any reason.

         Persons failing to meet standard underwriting classification may be eligible for a Policy with an Additional Rating assigned to it.

         RIGHT TO EXAMINE THE POLICY

         You may return a Policy for a refund within 10 days after you received it. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy may be mailed or delivered to the Manulife USA agent who sold it or to our Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after we receive the returned Policy at our Service Office, we will refund to the policyowner an amount equal to either:

         (1)      the amount of all premiums paid or

         (2) (a) the difference between payments made and amounts allocated to the Separate Account and the Fixed Account; plus

                  (b) the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company; minus

                  (c) any partial withdrawals made and policy loans taken.

         Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.

         If you request an increase in Face Amount which results in new Surrender Charges, you will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. You may request a refund of all or any portion of premiums paid during the right to examine period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

         We reserve the right to delay the refund of any premium paid by check until the check has cleared.

         LIFE INSURANCE QUALIFICATION
         A Policy must satisfy either one of two tests to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). At the time of application, the policyowner must choose either the Cash Value Accumulation Test or the Guideline Premium Test. The test cannot be changed once the Policy is issued.

         CASH VALUE ACCUMULATION TEST
         Under the Cash Value Accumulation Test ("CVAT"), the Policy Value may not at any time exceed the Net Single Premium. The Net Single Premium is the one payment that would be needed on a specific date to fund future Policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a Policy meets the CVAT, the Company will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded.

         GUIDELINE PREMIUM TEST
         Under the Guideline Premium Test, the sum of premiums paid into the Policy may not at any time exceed the Guideline Premium Limitation as of such time. The Guideline Premium Limitation is, as of any date, the greater of:

         (a)      the Guideline Single Premium, or
         (b)      the sum of the Guideline Level Premiums to such date.

         If you elected this test, the Guideline Single Premium and the Guideline Level Premium are as set forth in the Policy.

         The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable minimum death benefit percentage for the Attained Age of the life insured. See "Death Benefits - Minimum Death Benefit."

         The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit.

         Changes to the Policy may affect the maximum amount of premiums, such as:

         -        a change in the Policy's Face Amount.
         -        a change in the death benefit option.
         -        partial withdrawals.
         -        addition or deletion of Supplementary Benefits.

         Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

         DEATH BENEFITS
         If the Policy is in force at the time of the death of the life insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any Supplementary Benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the life insured should die after we receive a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

         DEATH BENEFIT OPTIONS
         There are three death benefit options, described below. The actual death benefit is the amount shown below under the applicable death benefit option or, if greater, the Minimum Death Benefit as described below.

         DEATH BENEFIT OPTION 1
         Under Option 1, the death benefit is the Face Amount of the Policy at the date of death.

         DEATH BENEFIT OPTION 2
         Under Option 2, the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death.

         DEATH BENEFIT OPTION 3
         Under Option 3, the death benefit is the Face Amount plus the Premium Death Benefit Account. The Premium Death Benefit Account is the sum of the premiums paid to date less any Gross Withdrawals, but not less than zero. Gross Withdrawals are the amounts of partial withdrawals plus any Surrender Charges applicable thereto.

         If on the date of death of the insured, the Policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the Policy only.

         If any partial withdrawals are made, the death benefit, whether it is Option 1, 2 or 3, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for Death Benefit Option 1 and, in certain circumstances, Death Benefit Option 3. See "Policy Surrender and Partial Withdrawals - Reduction in Face Amount due to a Partial Withdrawal."

         If the life insured should die during a grace period, the death benefit will be reduced by the amount of any monthly deductions due, and the Policy Value will be calculated as of the date of the default giving rise to the grace period.

         MINIMUM DEATH BENEFIT.
         The Minimum Death Benefit depends on whether the policyowner elected the Guideline Premium Test or the Cash Value Accumulation Test for qualification of the Policy as life insurance under the Code. See "Issuing a Policy - Life Insurance Qualification."

         If you elected the Guideline Premium Test, the sum of the death benefit as described above and the benefit payable under any Supplementary Term Insurance on the life insured will never be less than the Policy Value at the date of death multiplied by the applicable minimum death benefit percentage in the table below.

       TABLE OF MINIMUM DEATH BENEFIT PERCENTAGES
     ---------------------------------------------
     ATTAINED AGE           APPLICABLE PERCENTAGE
     40 and under                      250%
          45                           215%
          50                           185%
          55                           150%
          60                           130%
          65                           120%
          70                           115%
          75                           105%
          90                           105%
     95 and above                      100%

         For ages not shown, the applicable percentage can be found by reducing the above applicable percentages proportionately.

         If you elected the Cash Value Accumulation Test, on any date the sum of the death benefit as described above, plus the benefit payable under any Supplementary Term Insurance on the life insured, will always be equal to the amount required on such date to produce a Policy Value that does not exceed the Net Single Premium required to fund future benefits under the policy.


         CHANGING THE DEATH BENEFIT OPTION
         You may change the death benefit option as described below once each Policy Year after the first Policy Year. The change will occur on the first day of the next Policy Month after we receive a written request for a change at our Service Office. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.


         A change in the death benefit option will result in a change in the Policy's Face Amount in order to avoid any change in the amount of the death benefit, as follows:

         CHANGE FROM OPTION 1 TO OPTION 2
         The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.

         CHANGE FROM OPTION 2 TO OPTION 1
         The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

         CHANGE FROM OPTION 3 TO OPTION 1
         The new Face Amount will be equal to the Face Amount prior to the change plus the Premium Death Benefit Account as of the date of the change.

         No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

         CHANGING THE FACE AMOUNT
         Subject to the limitations stated in this prospectus, you may, upon written request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

         INCREASE IN FACE AMOUNT
         You may increase the Face Amount once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000 or such other Minimum Face Amount Increase as the Company may establish on 90 days written notice to you. An increase will become effective at the beginning of the Policy Month following the date we approve the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the life insured's Attained Age at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

         NEW SURRENDER CHARGES FOR AN INCREASE
         An increase in Face Amount will usually result in the Policy being subject to new Surrender Charges. The new Surrender Charges will be computed as if a new Policy were being purchased for the increase in Face Amount. The premiums attributable to the new Face Amount will not exceed the Surrender Charge Premium Limit associated with that increase. There will be no new Surrender Charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have a right to examine with respect to any increase resulting in new Surrender Charges.

         An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.


         INCREASE WITH PRIOR DECREASES
         If, at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.

         CHANGING BOTH THE FACE AMOUNT AND THE DEATH BENEFIT OPTION
         If you request to change both the Face Amount and the death benefit option in the same month, the death benefit option change shall be deemed to occur first.

         DECREASE IN FACE AMOUNT
         Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000 or such other Minimum Face Amount Decrease as the Company may establish on 90 days written notice to you. A written request from a policyowner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively. Under no circumstances should the sum of all decreases cause the Policy to fall below the minimum Face Amount of $100,000.

         PREMIUM PAYMENTS

         INITIAL PREMIUMS
         No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

         The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium. (For policies issued in the state of Florida, the minimum initial premium is one-twelfth of the No-Lapse Guarantee Value Deduction (which is set forth in the Table of Values in your policy).

         On the later of the Effective Date or the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

         SUBSEQUENT PREMIUMS
         After the payment of the initial premium, premiums may be paid at any time and in any amount until the life insured's Attained Age 100, subject to the limitations on premium amount described below.

         A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. We will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

         The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the death benefit that is greater than the increase in Policy Value.

         Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse.

         All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day we receive the premiums at our Service Office unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

         MAXIMUM PREMIUM LIMITATION
         If the Policy is issued under the Guideline Premium Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

         If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

         PREMIUM ALLOCATION
         Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 3% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any whole number between zero and 100, provided the total allocation equals
         100. You may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office. Changes may also be made by telephone if a valid authorization form is on file with us.

         CHARGES AND DEDUCTIONS
         The Company makes various charges under the Policy. Charges are deducted from premiums, monthly from Policy Values and upon surrender of a Policy, a partial withdrawal or lapse of a Policy. These charges are discussed below.

         The Policy may be issued with either one of two optional riders, the Cash Value Enhancement Rider and the Cash Value Enhancement Plus Rider. Adding either rider to the Policy will alter certain charges under the Policy. The charges associated with these riders are discussed under "Other Provisions of the Policy - Cash Value Enhancement Riders."

         PREMIUM CHARGES
         During the first 10 Policy Years, Manulife USA deducts a premium charge from each premium payment equal to 7.5% of the premium. Thereafter, the premium charge is equal to 5.0% of the premium. The premium charge is designed to cover a portion of the Company's acquisition and sales expenses and premium taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.

         SURRENDER CHARGES
         The Company will deduct a Surrender Charge if, during the first 10 years following the Policy Date or the effective date of a Face Amount increase:

         -        the Policy is surrendered for its Net Cash Surrender Value,
         -        a partial withdrawal is made, or
         -        the Policy lapses.

         The Surrender Charge, together with a portion of the premium charge, is designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature. The Surrender Charge is calculated separately for the initial Face Amount and each Face Amount increase.

         The Surrender Charge is the sum of (i) plus (ii), multiplied by (iii), multiplied by the applicable Grading Percentage, where:

         (i) is the Rate per $1000 of initial Face Amount (or Face Amount increase);
         (ii) is 80% of the lesser of (a) the premiums paid in the first two Policy Years per $1000 of initial Face Amount (or the premiums attributable to each $1000 of Face Amount increase in the two years following the increase) or (b) the Surrender Charge Premium Limit set out in the Policy for the initial Face Amount (or furnished by the Company with respect to a Face Amount increase); and
         (iii) is the initial Face Amount (or the Face Amount increase) divided by 1000.

         The Rate per $1000 of initial Face Amount is based on the life insured's Age at issuance of the Policy. The Rate per $1000 of Face Amount increase is based on the life insured's Attained Age at the time of an increase. The Rates per $1000 are set forth in the following table.

              TABLE OF GUARANTEED SURRENDER CHARGE RATES PER $ 1000
                     OF FACE AMOUNT OR FACE AMOUNT INCREASE

    AGE AT ISSUANCE OR                 DEATH BENEFIT              DEATH BENEFIT
    ATTAINED AGE AT INCREASE           OPTIONS 1 AND 3             OPTION 2
    25 or less                         $7.30                      $6.30
    26 - 35                            $6.40                      $5.60
    36 - 45                            $5.90                      $4.70
    46 - 55                            $4.00                      $4.50
    56 - 65                            $2.90                      $1.90
    66 or greater                      $2.40                      $1.90


         The Grading Percentage varies with the Policy Month in which the transaction causing the assessment of the Surrender Charge occurs. As indicated in the following table, the Grading Percentage starts at 100% for the first Policy Month and grades down 10% each Policy Year (or .833% each Policy Month) reaching zero at the end of 10 years.

             GRADING PERCENTAGES DURING THE SURRENDER CHARGE PERIOD
        (Applicable to the Initial Face Amount and Subsequent Increases)
             The Grading Percentages Will Not Exceed The Following:

   Surrender Charge Period                 Grading
        (Policy Year)                    Percentage*
              1                             100%
              2                              90%
              3                              80%
              4                              70%
              5                              60%
              6                              50%
              7                              40%
              8                              30%
              9                              20%
             10                              10%
             11                               0%

       * The Grading Percentages shown are at the beginning of each Policy Year. Proportionate
       Grading Percentages apply for other Policy
       Months.

         ILLUSTRATION OF SURRENDER CHARGE CALCULATION

         ASSUMPTIONS

         -        45 year old male (standard risk and nonsmoker status)
         -        Death Benefit Option 1
         - $20,000 in premiums have been paid on the Policy in the first two Policy Years
         -        Surrender Charge Premium Limit for the Policy is $16.74
         - Face Amount of the Policy at issue is $500,000 and no increases have occurred
         - Policy is surrendered during the first month of the first policy year.

         SURRENDER CHARGE

         The Surrender Charge to be assessed would be $9,646 determined as follows:

         (1) First, the applicable Rate per $1000 of initial Face Amount as set forth in the table above ($5.90) is added to 80% of the lesser of the premiums paid per $1000 of initial Face Amount or the Surrender Charge Premium Limit.

         $5.90 plus (80%) x [the lesser of $20,000/(500,000/1000) or $16.74] =
         $19.29.

         (2) Next, this figure is multiplied by the initial Face Amount divided by 1000.

         $19.29 x [500,000/1000 or 500] = $9,646.

         (3) Finally, the figure obtained in step 2 is multiplied by the applicable Grading Percentage for the first month of the first Policy Year (100%).

         $9,646 x 100% = $9,646.

         Depending upon the Face Amount of the Policy, the Age of the life insured at issuance, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and, therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.

         SURRENDER CHARGES ON A PARTIAL WITHDRAWAL
         A partial withdrawal made during the Surrender Charge Period will result in the assessment of a pro-rata portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the Policy as of the date of the withdrawal. It will equal (a) divided by (b), multiplied by (c), where:

         (a) is the amount of the partial Net Cash Surrender Value withdrawal;
         (b) is the Net Cash Surrender Value prior to the withdrawal; and
         (c) is the current total Surrender Charge prior to the withdrawal.

         The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account unless you direct that the Surrender Charges be deducted from one or more Investment Accounts or the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.

         Whenever a portion of the Surrender Charges is deducted as a result of a partial withdrawal, the Policy's remaining Surrender Charges will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the partial withdrawal.

         MONTHLY DEDUCTIONS
         On the Policy Date and at the beginning of each Policy Month, a deduction is taken from the Net Policy Value to cover certain charges in connection with the Policy until the Policy Anniversary when the life insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. If there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These monthly deductions consist of:

         -        an administration charge;
         -        an asset-based risk charge; and
         - a cost of insurance charge. If applicable, there may be additional monthly charges for any Supplementary Benefits added to the Policy.

         All of the monthly deductions, except for the asset-based risk charge, may be allocated among the Investment Accounts and the Fixed Account as specified by the policyowner and approved by us. Absent such specification, the monthly deductions, except the asset-based risk charge, will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy value in each bears to the Net Policy Value. The asset-based risk charge will be allocated among the Investment Accounts in the same proportion as the value in each Investment Account bears to the total value of all Investment Accounts.

         ADMINISTRATION CHARGE
         The administration charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy. During the first five Policy Years, this monthly charge will be $40 plus a per $1000 of Face Amount charge. For all subsequent Policy Years, the monthly administration charge will be $20 plus a per $1000 of Face Amount charge. The per $1000 component of the administration charge applies to the initial Face Amount for the first 10 Policy Years and thereafter to the initial Face Amount less any Face Amount decreases. The per $1000 charge is based on the life insured's Age at issuance or Attained Age at the time of an increase and the death benefit option in effect as set forth in the following table.

                       DEATH BENEFIT                       DEATH BENEFIT
                       OPTIONS 1 AND 3                     OPTION 2
                       ----------------------------        ----------------------------
  AGE*/                First Five      Subsequent          First Five      Subsequent
  ATTAINED AGE*        Policy Years    Policy Years        Policy Years    Policy Years
---------------        -------------   -------------       ------------    ------------
  25-                  0.105           0.025               0.215           0.025
  35                   0.195           0.025               0.295           0.040
  45                   0.290           0.060               0.440           0.090
  55                   0.535           0.105               0.520           0.140
  65                   0.700           0.155               0.950           0.300
  75                   0.850           0.250               0.950           0.300
  85+                  1.075           0.500               1.150           0.575

*The monthly charge for non-decennial ages is found by interpolating the two nearest tabular entries.

         ASSET-BASED RISK CHARGE
         A charge is assessed against the Investment Accounts monthly at an annual rate of 0.15%. This rate is guaranteed not to exceed 0.45%. This charge is to compensate the Company for the sales, administrative and other expenses it may incur. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

         COST OF INSURANCE CHARGE
         The monthly cost of insurance charge is determined as the rate of the cost of insurance for a specific Policy Month, as described below, multiplied by the net amount at risk.

         For Death Benefit Options 1 and 3, the net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:

         (a) is the death benefit as of the first day of the Policy Month, divided by 1.0024663; and (b) is the Policy Value as of the first day of the Policy Month after the deduction of the monthly cost of insurance.

         For Death Benefit Option 2, the net amount at risk is equal to the Face Amount of insurance.

         The rates for the cost of insurance, as of the Policy Date and subsequently for each Face Amount increase, are based on the life insured's Age, sex and Risk Classification, the duration that coverage has been in force and the net amount at risk.

         The Company applies unisex rates where appropriate under the law. This currently includes the state of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

         The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within any class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the life insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct, Age Nearest Birthday, Mortality tables.

         CHARGES FOR TRANSFERS
         A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

         REDUCTION IN CHARGES
         The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. The Company reserves the right to reduce any of the Policy's charges in certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commission or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, expected persistency of the individual Policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

         SPECIAL PROVISIONS FOR EXCHANGES
         The Company will permit owners of certain fixed life insurance contracts issued by the Company to exchange their contracts for the Policies described in this prospectus (and likewise, owners of Policies described in this prospectus may also exchange their Policies for certain fixed life insurance contracts issued by the Company). Policyowners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.

         COMPANY TAX CONSIDERATIONS
         At the present time, the Company makes no specific charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

         POLICY VALUE

         DETERMINATION OF THE POLICY VALUE
         A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

         INVESTMENT ACCOUNTS
         An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

         FIXED ACCOUNT
         Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manulife USA. For a detailed description of the Fixed Account, see "The General Account - Fixed Account."

         LOAN ACCOUNT
         Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to the amount charged on the outstanding Policy Debt less the Loan Interest Credited Differential. For a detailed description of the Loan Account, see "Policy Loans - Loan Account".

         UNITS AND UNIT VALUES

         CREDITING AND CANCELING UNITS
         Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

         A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

         Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

         UNIT VALUES
         The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.

         The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

         (a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

         (b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

         The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

         TRANSFERS OF POLICY VALUE
         At any time, the policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under "Transfers Involving Fixed Accounts." Transfer requests must be in writing in a form satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.

         We reserve the right to impose limitations on transfers, including the maximum amount that may be transferred. We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iii) in "Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the Trust. In addition, we reserve the right to defer the transfer privilege at any time when we are unable to purchase or redeem shares of the Trust.

         While the Policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

         (a)      within eighteen months after the Issue Date; or

         (b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

         Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

         TRANSFERS INVOLVING FIXED ACCOUNT
         The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

         TELEPHONE TRANSFERS
         Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

         DOLLAR COST AVERAGING
         The Company offers policyowners an optional Dollar Cost Averaging ("DCA") program. Under the DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5. The Company will provide you with 90 days' written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.

         The Company reserves the right to cease to offer this program as of 90 days after written notice of termination is sent to the policyowner.

         ASSET ALLOCATION BALANCER TRANSFERS
         Under the optional Asset Allocation Balancer program, the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner's premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs the Company otherwise or has elected the DCA program. The charge for a transfer made under the Asset Allocation Balancer program will not exceed $15. The Company will provide you with 90 days' written notice of any change in the current charge.

         The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

         POLICY LOANS
         While a Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value in an amount not to exceed the Maximum Loanable Amount. The Policy serves as the only security for the loan. Policy loans may have tax consequences. See "Tax Treatment of Policy Benefits - Interest on Policy Loans After Year 10" and "Tax Treatment of Policy Benefits - Policy Loan Interest."

         EFFECT OF POLICY LOAN
         A Policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A Policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a Policy loan may result in a Policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a Policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

         INTEREST CHARGED ON POLICY LOANS
         Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy and added to the Policy Debt.

         Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease at the life insured's Attained Age 100. The Policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, the Company will send you a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the Policy out of default.

         LOAN ACCOUNT
         When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

         INTEREST CREDITED TO THE LOAN ACCOUNT
         Interest will be credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 4.00% during the first 10 policy years and 3.50% thereafter. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten policy years and 0.50% thereafter. The Company may change the Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

         For a Policy that is not a Modified Endowment Contract ("MEC"), the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax advisor should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law.

         LOAN ACCOUNT ADJUSTMENTS
         On the first day of each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

         LOAN REPAYMENTS
         You may repay the Policy Debt in whole or in part at any time prior to the death of the life insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. We will allocate loan repayments first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

         Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums. Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, the Company may require that any amounts paid to it be applied to outstanding loan balances.

         POLICY SURRENDER AND PARTIAL WITHDRAWALS

         POLICY SURRENDER
         You may surrender a Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the Policy and your written request for surrender at our Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

         PARTIAL WITHDRAWALS
         You may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a partial withdrawal, see "Charges and Deductions - Surrender Charges."

         Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $100,000.

         REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL
         If Death Benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under "Death Benefit - Minimum Death Benefit," the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata Surrender Charge exceeds the difference between the death benefit and the Face Amount plus the Premium Death Benefit Account.

         If Death Benefit Option 3 is in effect when a partial withdrawal is made, the withdrawal plus the pro-rata Surrender Charge exceeds the Premium Death Benefit Account and the death benefit equals the Face Amount plus the Premium Death Benefit Account, the Face Amount of the Policy will be reduced by the amount by which the withdrawal plus the pro-rata Surrender Charge exceeds the Premium Death Benefit Account. If the death benefit is the Minimum Death Benefit, the Face Amount will be reduced by the amount, if any, by which such excess exceeds the difference between the death benefit and the Face Amount plus the Premium Death Benefit Account.

         If Death Benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a Policy.

         When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

         LAPSE AND REINSTATEMENT

         LAPSE
         Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy - Tax Treatment of Policy Benefits - Surrender or Lapse." The Company will notify the policyowner of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If we do not receive the required payment by the end of the grace period, the Policy will terminate with no value.

         NO-LAPSE GUARANTEE

         (See below for provisions applicable for policies issued in Florida)

         In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default even if adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to fall to zero or below during such period.

         The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

         The No-Lapse Guarantee Premium is set at issuance of the Policy and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if there is (i) a change in the Face Amount of the Policy, (ii) a change of the death benefit option ,
         (iii) a decrease in the Face Amount of insurance due to a partial withdrawal, or (iv) any change in the Supplementary Benefits added to the Policy or the Risk Classification of the life insured.

         The No-Lapse Guarantee Period is described under "Definitions."

         While the No-Lapse Guarantee is in effect, the Company will determine, at the beginning of any Policy Month that a Policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

         (a) the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

          (b) the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

         If we do not receive the required payment by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

         Policies Issued in Florida. The following changes are applicable for Policies issued in Florida:

         A No-Lapse Guarantee Value Test (as opposed to a No-Lapse Guarantee Cumulative Premium Test) is used to determine whether the No-Lapse Guarantee is in effect.

         The No-Lapse Guarantee Value Test is satisfied if, as of the beginning of the Policy Month that your Policy would otherwise be in default, the sum of all premiums paid less:

         (a)      the sum of the No-Lapse Guarantee Value Deductions,
         (b)      any gross withdrawals, and
         (c)      any Policy Debt

         is equal to or greater  than zero.

         The No-Lapse Guarantee Value Deduction is set forth in the Table of Values in your Policy. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the
         Policy:

         -        the face amount of insurance changes.
         -        a supplementary benefit is added, changed or terminated.
         -        the risk classification of the life insured changes.
         - a temporary Additional Rating is added (due to a face amount increase), or terminated.
         -        The Death Benefit Option changes.
                           If, during the No-Lapse Guarantee Period, the No-Lapse Guarantee Value Test has not been met, the No-Lapse Guarantee Value Test (as opposed to the No-Lapse Guarantee Cumulative Premium Test) will be used to determine the amount necessary to keep your Policy from going into default. This required payment will be equal to the lesser of:

         (a) the amount necessary to satisfy the No-Lapse Guarantee Value Test at the date of default, plus the sum of two monthly No-Lapse Guarantee Value Deductions, or
         (b) the amount necessary to bring the Net Cash Surrender Value to zero plus:
                  1.       the monthly deductions due,
                  2.       the next two monthly deductions, and
                  3.       the applicable premium charge.

         NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST
         The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your Policy would otherwise be in default, the sum of all premiums paid to date, less any Policy Debt and less any gross withdrawals taken on or before the date of the test, is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

         DEATH DURING GRACE PERIOD
         If the life insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

         REINSTATEMENT
         A policyowner may, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

         (a) Evidence of the life insured's insurability, satisfactory to the Company, is provided to the Company; and

         (b) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the amount needed to keep the Policy in force to the next scheduled date for payment of the Planned Premium, must be paid to the Company.

         If the reinstatement is approved, the date of reinstatement will be the later of the date we approve the policyowner's request or the date we receive the required payment at our Service Office. In addition, any Surrender Charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated.

         THE GENERAL ACCOUNT
         The general account of Manulife USA consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, Manulife USA has sole discretion over the investment of the assets of the general account.

         By virtue of exclusionary provisions, interests in the general account of Manulife USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

         FIXED ACCOUNT

         A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. The Company will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

         POLICY VALUE IN THE FIXED ACCOUNT The Policy Value in the Fixed Account is equal to:

         (a)      the portion of the net premiums allocated to it; plus
         (b)      any amounts transferred to it; plus
         (c)      interest credited to it; less
         (d)      any charges deducted from it; less
         (e)      any partial withdrawals from it; less
         (f)      any amounts transferred from it.

         INTEREST ON THE FIXED ACCOUNT
         An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the general account and make no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

         OTHER PROVISIONS OF THE POLICY

         CASH VALUE ENHANCEMENT RIDERS
         The Policy may be issued with one of two optional Cash Value Enhancement riders: (1) the Cash Value Enhancement Rider or (2) the Cash Value Enhancement Plus Rider. The decision to add either one of these two riders to a Policy must be made at issuance of the Policy and, once made, is irrevocable. The benefit of these riders is that the Cash Surrender Value of a Policy is enhanced during the period for which Surrender Charges are applicable. The enhancement is provided by deducting a Surrender Charge that is less than the Surrender Charge that would otherwise have applied. Under the Cash Value Enhancement Plus Rider, there will be no Surrender Charge.

         Under each of the riders, the enhancement in Cash Surrender Value is equal to the Surrender Charge multiplied by the applicable Cash Value Enhancement Factor. The applicable Cash Value Enhancement Factors under the two riders during the 10 years of the Surrender Charge Period are set forth below:

                         CASH VALUE ENHANCEMENT FACTORS
          (Applicable to Initial Face Amount and Subsequent Increases)

                       Cash Value Enhancement             Cash Value Enhancement
   Policy Year                Rider                              Plus Rider
      1 - 2                         80%                           100%
        3                           60%                           100%
        4                           40%                           100%
        5                           20%                           100%
     6 - 10                         0%                            100%

         Adding either of the Cash Value Enhancement riders to a Policy will alter certain of the charges under the Policy, as illustrated in the following table. There will be no change in the monthly administration and cost of insurance charges under the Policy.

                  COMPARATIVE MONTHLY CHARGES WITH ADDITION OF
                          CASH VALUE ENHANCEMENT RIDERS

                    CHARGES
                                                                          THE POLICY
        Premium Charge                                   7.5% for first 10 Policy Years and 5.0% thereafter
        Asset-Based Risk Charge                          0.15% per Policy Year (guaranteed not to exceed 0.45%)

                                           THE POLICY WITH CASH VALUE ENHANCEMENT RIDER

        Premium Charge                     8.5% for first 10 Policy Years and 5.5% thereafter
        Asset-Based Risk Charge            0.15% per Policy Year (guaranteed not to exceed 0.45%)

                                           THE POLICY WITH CASH VALUE ENHANCEMENT PLUS RIDER
        Premium Charge                     3.25%  for first 10 Policy Years and 2.25% thereafter
        Asset-Based Risk Charge            1.00%  per Policy Year for the first 15 Policy Years (guaranteed not to exceed 1.30%) and 0.25% thereafter (guaranteed not to exceed 0.55%)

         POLICYOWNER RIGHTS

         Unless otherwise restricted by a separate agreement, the policyowner may, until the life insured's death:

         -        Vary the premiums paid under the Policy.
         -        Change the death benefit option.
         -        Change the premium allocation for future premiums.
         -        Transfer amounts between sub-accounts.
         -        Take loans and/or partial withdrawals.
         -        Surrender the contract.
         -        Transfer ownership to a new owner.
         - Name a contingent owner that will automatically become owner if the policyowner dies before the insured.
         -        Change or revoke a contingent owner.
         -        Change  or revoke a beneficiary.

         ASSIGNMENT OF RIGHTS
         Manulife USA will not be bound by an assignment until it receives a copy of the assignment at its Service Office. We assume no responsibility for the validity or effects of any assignment.

         BENEFICIARY
         One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes - primary, secondary, and final. Beneficiaries in the same class will share equally in the insurance benefit payable to them. Beneficiaries may be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the life insured's lifetime by giving written notice to the Company in a form satisfactory to us. The change will take effect as of the date such notice is signed. If the life insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.

         VALIDITY
         The Company will not contest the validity of a Policy after it has been in force during any life insured's lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the life insured for two years. If a Policy has been reinstated and been in force during the lifetime of the life insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

         MISSTATEMENT OF AGE OR SEX
         If the stated age or sex, or both, of the life insured in the Policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

         SUICIDE EXCLUSION
     If the life insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

     If the life insured dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the Monthly Deductions taken for the increase.

         The Company reserves the right to obtain evidence of the manner and cause of death of the life insured.

         SUPPLEMENTARY BENEFITS
         Subject to certain requirements, one or more Supplementary Benefits may be added to a Policy, including those providing a death benefit guarantee, term insurance for an additional insured, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate-owned policies, permitting a change of the life insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deductions.
         TAX TREATMENT OF THE POLICY
         The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the IRS. Manulife USA does not make any guarantee regarding the tax status of any policy or any transaction regarding the policy.
         The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax advisor should be consulted for advice on the tax attributes of the particular arrangement.
         The Company is taxed as a life insurance company. Because the operations of the Separate Account are a part of, and are taxed with, the Company's operations, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, the Company is not taxed on the investment income and capital gains of the Separate Account, but the operations of the Separate Account may reduce the Company's Federal income taxes. For example, the Company may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by Trust portfolios. The Company's use of these tax credits and deductions will not adversely affect or benefit the Separate Account. The Company does not anticipate that it will be taxed on the income and gains of the Separate Account in the future, but if the Company is, it may impose a corresponding charge against the Separate Account.
         LIFE INSURANCE QUALIFICATION
         There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Code, and thereby to enjoy the tax benefits of such a contract:

         -        The Policy must satisfy the definition of life insurance under
                  Section 7702 of the Code.
         - The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.
         - The Policy must be a valid life insurance contract under applicable state law.
         - The policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

         These four items are discussed in detail below.

         DEFINITION OF LIFE INSURANCE
         Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium and the Cash Value Corridor Tests. By limiting cash value at any time to the net single premium that would be required in order to fund future benefits under the Policy, the Cash Value Accumulation Test in effect requires a minimum death benefit for a given Policy

         Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

         With respect to a Policy that is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

         With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

         The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

         If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

         DIVERSIFICATION
         Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

         STATE LAW
         A policy must qualify as a valid life insurance contract under applicable state laws. State regulations require that the policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

         INVESTOR CONTROL
         In certain circumstances, owners of variable life insurance policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

         The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

         TAX TREATMENT OF POLICY BENEFITS
         The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

         The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, partial withdrawal, surrender, change in ownership, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary.

         DEATH BENEFIT
         The death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

         In general, at the insured's death, an estate tax is imposed on assets that are treated as part of the insured's estate. Death benefits are included in the insured's estate if the estate is the beneficiary under the policy, if the insured owned the policy at death, or if the insured had retained certain incidents of ownership in the policy. In addition, if within three years of the insured's death, the insured made a gift of the policy or relinquished those incidents of ownership which would have otherwise caused the policy to be treated as part of the insured's estate, the death benefit will be included in the insured's estate.

         CASH VALUES
         Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

         INVESTMENT IN THE POLICY
         Investment in the Policy means:

         - the aggregate amount of any premiums or other consideration paid for a Policy; minus
         - the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract ("MEC"), to the extent such amount has been excluded from gross income, will be disregarded); plus
         - the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

         The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

         SURRENDER OR LAPSE
         Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of Policy Debt exceeds the total Investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

         If, at the time of lapse or surrender, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements.

         DISTRIBUTIONS
         The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MEC.

         DISTRIBUTIONS FROM NON-MEC'S
         A distribution from a non-MEC is generally treated as a tax-free recovery by the policyowner of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. In general, loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner. (But see the discussion of the tax treatment of loans made after year ten in the section "Interest on Policy Loans After Year 10").

FORCE OUTS

An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

DISTRIBUTIONS FROM MEC'S

Policies classified as MEC's will be subject to the following tax rules:

- First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.

- Second, loans taken from or secured by such a Policy and assignments or pledges of any part of its value are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.

- Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

-     is made on or after the policyowner attains age 59 -1/2;

-     is attributable to the policyowner becoming disabled; or

- is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

Definition of Modified Endowment Contracts Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts" or "MECs," which applies to Policies entered into or materially changed after June 20, 1988.

In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

Material Changes

A Policy that is not a MEC may become a MEC if it is "materially changed." If there is a material change to the Policy, the seven year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change generally depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

Reductions in Face Amount

If there is a reduction in benefits during the first seven Policy Years, the seven-pay premium limit is recalculated as if the policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by the Company to provide a payment schedule that will not violate the seven pay test.

Exchanges

A life insurance contract received in exchange for a MEC will also be treated as a MEC.

Processing of Premiums

If a premium is received which would cause the Policy to become a MEC within 23 days of the next Policy Anniversary, the Company will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. (Any amount that would still be excess premium on the next anniversary will be refunded to the policyowner.) The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary. The interest credited will be taxable to the owner in the year earned.

If a premium is received which would cause the Policy to become a MEC more than 23 days prior to the next Policy Anniversary, the Company will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

If, in connection with the application or issue of the Policy, the policyowner acknowledges that the policy is or will become a MEC, excess premiums that would cause MEC status will be credited to the account as of the original date received.

Multiple Policies

All MEC's that are issued by a company (or its affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

POLICY LOAN INTEREST

Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies bear to the average adjusted bases for all assets of the taxpayer.

If the policyowner is an individual, and if the taxpayer is a business and is not the policyowner, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

INTEREST ON POLICY LOANS AFTER YEAR 10

Interest is credited to amounts in the Loan Account at an effective annual rate of 4.00%. This rate is guaranteed not to be less than 4.00% during the first 10 policy years and 3.50% thereafter. The actual rate credited is equal to the rate of interest charged on the policy loan, less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten policy years and 0.50% thereafter. The tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of no differential between the credited interest rate and the loan interest rate, the Company retains the right to decrease the crediting rate under the loan to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law.

POLICY EXCHANGES

A policyowner generally will not recognize gain upon the exchange of a Policy for another life insurance policy covering the same life insured and issued by the Company or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. The receipt of cash or forgiveness of indebtedness is treated as "boot" which is taxable up to the amount of the gain in the policy. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyowner's Investment in the Policy.

OTHER TRANSACTIONS

A transfer of the Policy, a change in the owner, a change in the life insured, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the death benefit payable upon the death of the life insured may in certain circumstances be includible in taxable income to the extent that the death benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyowner and beneficiary.

ALTERNATE MINIMUM TAX

Corporate owners may be subject to Alternate Minimum Tax on the annual increases in Cash Surrender Values and on the death benefit proceeds.

INCOME TAX REPORTING

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

-     the value each year of the life insurance protection provided;

-     an amount equal to any employer-paid premiums; or

- some or all of the amount by which the current value exceeds the employer's interest in the Policy.

Participants should consult with their tax adviser to determine the tax consequences of these arrangements.

OTHER INFORMATION

PAYMENT OF PROCEEDS

As long as the Policy is in force, Manulife USA will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),
(ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary, Manulife USA will send the policyowner a statement showing, among other things:

-     the amount of death benefit;

- the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

- the value of the units in each Investment Account to which the Policy Value is allocated;

-     the Policy Debt and any loan interest charged since the last report;

- the premiums paid and other Policy transactions made during the period since the last report; and

-     any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

DISTRIBUTION OF THE POLICIES

Manulife Financial Securities LLC ("Manulife Securities"), an indirect wholly-owned subsidiary of MFC, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manulife USA. Manulife Securities is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. Manulife Securities is located at 73 Tremont Street, Boston, MA 02108 and is organized as a Delaware limited liability company. The sole member of Manulife Securities is Manulife USA. The Policies will be sold by registered representatives of either Manulife Securities or other broker-dealers having distribution agreements with Manulife Securities who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.


The commissions payable to a registered representative on sales of the Policy will not exceed: (a) 115% of premiums paid in the first year of the Policy plus
(b) 2% of all premiums paid in years after the first year plus (c) 1.00% of the Net Policy Value per year. Commissions relating to a particular premium payment are generally paid in the year that the premium payment is made. However, these commissions may also, under certain circumstances, be paid over a period of time. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manufacturers Life of America or Manufacturers Life will be eligible for additional compensation.


RESPONSIBILITIES OF MFC

MFC entered into an agreement with Manulife Securities pursuant to which MFC, on behalf of Manulife Securities will pay the sales commissions in respect of the Policies and certain other policies issued by Manulife USA, prepare and maintain all books and records required to be prepared and maintained by Manulife Securities with respect to the Policies and such other policies, and send all confirmations required to be sent by Manulife Securities with respect to the Policies and such other policies. Manulife Securities will promptly reimburse MFC for all sales commissions paid by MFC and will pay MFC for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Finally, Manulife USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

VOTING RIGHTS

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio of the Trust. Manulife USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manulife USA will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by Manulife USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manulife USA to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manulife USA, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

Manulife USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that Manulife USA reasonably disapproves such changes in accordance with applicable federal regulations. If Manulife USA does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

SUBSTITUTION OF PORTFOLIO SHARES

Although we believe it to be unlikely, it is possible that in the judgment of the management of Manulife USA, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, Manulife USA may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

Manulife USA also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS

Manulife USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

Manulife USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

INDEPENDENT AUDITORS

The consolidated financial statements of The Manufacturers Life Insurance Company (U.S.A.) at December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the financial statements of Separate Account Three of The Manufacturers Life Insurance Company America at December 31, 2000 and 1999, and for each of the two years in the period ended December 31, 2000, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FURTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

For further information you may also contact Manulife USA's Home Office, the address and telephone number of which are on the first page of the prospectus.

      OFFICERS AND DIRECTORS

               Position with
Name           Manulife USA      Principal Occupation
----           ------------      --------------------
James Boyle    Director          President of U.S. Annuities, Manulife
(42)**                           Financial, July 1999 to present; Vice
                                 President, Institutional Markets, Manulife
                                 Financial, May 1998 to June 1999; Vice
                                 President, Administration of U.S. Annuities,
                                 Manulife Financial, September 1996 to May 1998;
                                 Vice President, Treasurer and Chief
                                 Administrative Officer, North American Funds,
                                 June 1994 to September 1996.

Robert A.      Senior Vice       Senior Vice President, U.S. Individual
Cook (45)**    President, U.S.   Insurance, The Manufacturers Life Insurance
               Insurance;        Company, January 1999 to present; Vice
               Director          President, Product Management, The
                                 Manufacturers Life Insurance Company, January
                                 1996 to December 1998; Sales and Marketing
                                 Director, The Manufacturers Life Insurance
                                 Company, 1994 to 1995.

Peter          Vice President,   Vice President & Treasurer, The Manufacturers
Copestake      Finance           Life Insurance Company, November 1999 to
(45)***                          present; Vice President, Asset Liability
                                 Management, Canadian Imperial Bank of Commerce
                                 (CIBC), 1991 to 1999; Director, Capital
                                 Management, Bank of Montreal, 1986-1990;
                                 Inspector General of Banks, Department of
                                 Finance, 1980-1985.

John D.        Chairman and      Executive Vice President, U.S. Operation, The
DesPrez III    President         Manufacturers Life Insurance Company, January
(44)**                           1999 to date; Senior Vice President, U.S.
                                 Annuities, The Manufacturers Life Insurance
                                 Company, September 1996 to December 1998;
                                 President of The Manufacturers Life Insurance
                                 Company of North America, September 1996 to
                                 December, 1998; Vice President, Mutual Funds,
                                 North American Security Life Insurance Company,
                                 January 1995 to September 1996.

James D.       Vice President,   Vice President, US Law and Government
Gallagher      Secretary and     Relations, U.S. Operations, The Manufacturers
(45)**         General Counsel   Life Insurance Company, January 1996 to
                                 present; President, The Manufacturers Life
                                 Insurance Company of New York, August 1999 to
                                 present, Vice President, Secretary and General
                                 Counsel, The Manufacturers Life Insurance
                                 Company of America, January 1997 to present;
                                 Secretary and General Counsel, Manufacturers
                                 Adviser Corporation, January 1997 to present;
                                 Vice President, Secretary and General Counsel,
                                 The Manufacturers Life Insurance Company of
                                 North America, 1994 to present.

Donald         Executive Vice    Executive Vice President & Chief Investment
Guloien        President and     Officer, The Manufacturers Life Insurance
(44)***        Chief Investment  Company, March 2001 to Present; Executive Vice
               Officer           President, Business Development, The
                                 Manufacturers Life Insurance Company, January
                                 1999 to March 2001; Senior Vice President,
                                 Business Development, The Manufacturers Life
                                 Insurance Company, 1994 to December 1998.

Geoffrey Guy   Director          Executive Vice President and Chief Actuary, The
(53)***                          Manufacturers Life Insurance Company,
                                 February 2000 to  present; Senior Vice
                                 President and Chief Actuary, The Manufacturers
                                 Life Insurance Company, 1996 to 2000; Vice
                                 President and Chief Actuary, The Manufacturers
                                 Life Insurance Company, 1993 to 1996; Vice
                                 President and Chief Financial Officer, U.S.
                                 Operations, The Manufacturers Life Insurance
                                 Company, 1987 to 1993.

John Lyon      Vice President    Vice President & Chief Financial Officer,
(48) ***       and Chief         Investments, The Manufacturers Life Insurance
               Financial         Company; April 2001 to Present; Vice President,
               Officer,          Business Development, The Manufacturers Life
               Investments;      Insurance Company, 1995-2001; Assistant Vice
               Director          President, Business Development, The
                                 Manufacturers Life Insurance Company,
                                 1994-1995; Director/Manager, Corporate Finance,
                                 The Manufacturers Life Insurance Company,
                                 1992-1994.

James          Senior Vice       Senior Vice President, U.S. Pensions, The
O'Malley       President, U.S.   Manufacturers Life Insurance Company, January
(54)***        Group Pension;    1999 to present; Vice President, Systems New
               Director          Business Pensions, The Manufacturers Life
                                 Insurance Company, 1984 to December 1998.

Rex            Director          Member, Dykema Gossett, PLLC, 1982 to present.
Schlaybaugh,
Jr.  (51)****

               Position with
Name           Manulife USA      Principal Occupation
----           ------------      --------------------
John Ostler    Vice President    Vice President and Chief Financial Officer,
(47)**         and Chief         U.S. Operations, The Manufacturers Life
               Financial         Insurance Company, October 1, 2000 to
               Officer           present; Vice President and Corporate Actuary,
                                 The Manufacturers Life Insurance Company, March
                                 1998 to September 2000; Vice President & CFO
                                 U.S. Individual Insurance, The Manufacturers
                                 Life Insurance Company, 1992 to March 1998;
                                 Vice President, U.S. Insurance Products, The
                                 Manufacturers Life Insurance Company, 1990 -
                                 1992; Assistant Vice President & Pricing
                                 Actuary, US Insurance, The Manufacturers Life
                                 Insurance Company, 1988-1990.

Warren         Senior Vice       Senior Vice President, Investments, The
Thomson        President,        Manufacturers Life Insurance Company, May 2001
(46)***        Investments       to Present; President, Norfolk Capital Partners
                                 Inc. 2000 - May 2001; Managing Director, Public
                                 Sector Finance, New Capital Group Inc.
                                 1995-2000; Tax Partner, Coopers & Lybrand
                                 Chartered Accounts, 1994-1995; Taxation Vice
                                 President, The Manufacturers Life Insurance
                                 Company, 1987-1994.

Denis Turner   Vice President    Vice President and Chief Accountant, U.S.
(44)***        and Treasurer     Division, The Manufacturers Life Insurance
                                 Company, May 1999 to present; Vice President
                                 and Treasurer, The Manufacturers Life Insurance
                                 Company of America, May 1999 to present;
                                 Assistant Vice President, Financial Operations,
                                 Reinsurance Division, The Manufacturers Life
                                 Insurance Company, February 1998 to April 1999;
                                 Assistant Vice President & Controller,
                                 Reinsurance Division, The Manufacturers Life
                                 Insurance Company, November 1995, to January
                                 1998, Assistant Vice President, Corporate
                                 Controllers, The Manufacturers Life Insurance
                                 Company, January 1989 to October 1995.


** Principal business address is Manulife Financial, 73 Tremont Street, Boston, MA 02108.

*** Principal business address is Manulife Financial, 200 Bloor Street, Toronto, Ontario Canada M4W 1E5.

**** Principal business address is Dykema Gossett, 800 Michigan National Tower, Lansing, Michigan 48933.

      OPTIONAL TERM RIDER

      The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance will always be less than or equal to the cost of insurance on the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT AGE 100.

      ILLUSTRATIONS

      The tables set forth in Appendix A illustrate the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time.

                                   APPENDIX A:

                                  ILLUSTRATIONS

                                CASH ACCUMULATOR
                                  ILLUSTRATIONS

APPENDIX A - SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.

The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect an average of those Portfolios' current expenses (excluding those of the Equity Index Trust), which is approximately 0.977% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.972%, 4.970% and 10.911%. The illustrations reflect the current expense reimbursements in effect for the Lifestyle Trusts and the Index Trusts. In the absence of such expense reimbursements, the average of the Portfolio's current expenses would have been 0.988% per annum and the gross annual rates of return of 0%, 6% and 12% would have corresponded to approximate net annual rates of return of -0.983%, 4.958% and 10.899%. The expense reimbursements for the Lifestyle Trusts and the Index Trusts are expected to remain in effect during the fiscal year ended December 31, 2002. Were the expense reimbursements to terminate, the average of the Portfolios' current expenses would be higher and the approximate net annual rates of return would be lower.

The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for each combination of age and death benefit option for a Policy issued to a male non-smoker (assuming no optional riders are elected):

- one based on current cost of insurance charges assessed by the Company and reflecting a 20 year no lapse guarantee

- one based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables and reflecting a 20 year no lapse guarantee.

In addition there is one table shown for death benefit option 3 issued to a male non-smoker (assuming the Cash Value Enhancement Rider is elected) and one table shown for death benefit option 1 issued to a male non-smoker (assuming the Cash Value Enhancement Plus Rider is elected).

Current cost of insurance charges are not guaranteed and may be changed. Upon request, Manufacturers Life of America will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

 The Policies have been offered to the public only since approximately February, 2001. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $250,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $3,655 ANNUAL PLANNED PREMIUM
  ASSUMING CURRENT CHARGES AND NOT REFLECTING ANY CASH VALUE ENHANCEMENT RIDERS

                              0% Hypothetical                      6% Hypothetical                     12% Hypothetical
                          Gross Investment Return              Gross Investment Return              Gross Investment Return
                          -----------------------              -----------------------              -----------------------
End Of    Accumulated   Policy     Cash         Death       Policy       Cash        Death       Policy       Cash         Death
Policy     Premiums     Value    Surrender     Benefit       Value     Surrender    Benefit      Value      Surrender     Benefit
Year(1)       (2)                Value (3)                             Value (3)                            Value (3)
    1         3,837      2,227          0        250,000       2,392           0     250,000        2,557            0      250,000
    2         7,866      4,419      1,621        250,000       4,889       2,090     250,000        5,379        2,580      250,000
    3        12,097      6,568      4,116        250,000       7,486       5,034     250,000        8,483        6,031      250,000
    4        16,539      8,681      6,575        250,000      10,197       8,091     250,000       11,911        9,804      250,000
    5        21,204     10,761      9,001        250,000      13,029      11,269     250,000       15,696       13,936      250,000
    6        26,101     13,547     12,134        250,000      16,751      15,337     250,000       20,666       19,252      250,000
    7        31,243     16,283     15,215        250,000      20,633      19,565     250,000       26,152       25,084      250,000
    8        36,643     18,969     18,248        250,000      24,683      23,961     250,000       32,209       31,488      250,000
    9        42,312     21,608     21,233        250,000      28,913      28,537     250,000       38,905       38,530      250,000
   10        48,265     24,196     24,167        250,000      33,325      33,297     250,000       46,302       46,273      250,000
   15        82,804     36,700     36,700        250,000      58,891      58,891     250,000       97,360       97,360      250,000
   20       126,884     47,449     47,449        250,000      90,332      90,332     250,000      182,074      182,074      285,856
   25       183,144     56,068     56,068        250,000     129,236     129,236     250,000      322,296      322,296      431,877
   30       254,946     61,845     61,845        250,000     178,043     178,043     250,000      553,738      553,738      675,561
   35       346,587     63,145     63,145        250,000     240,447     240,447     278,918      934,447      934,447    1,083,959
   40       463,546     56,521     56,521        250,000     319,059     319,059     341,393    1,561,732    1,561,732    1,671,053
   45       612,819     34,369     34,369        250,000     418,222     418,222     439,133    2,600,574    2,600,574    2,730,603
   50       803,333      0 (4)      0 (4)    250,000 (4)     539,323     539,323     566,290    4,290,008    4,290,008    4,504,508
   55     1,046,483      0 (4)      0 (4)    250,000 (4)     683,901     683,901     718,096    6,997,407    6,997,407    7,347,277
   60     1,356,810      0 (4)      0 (4)    250,000 (4)     865,224     865,224     873,876   11,436,557   11,436,557   11,550,922
   65     1,752,875      0 (4)      0 (4)    250,000 (4)   1,112,684   1,112,684   1,112,684   19,072,814   19,072,814   19,072,814

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $250,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $3,655 ANNUAL PLANNED PREMIUM
  ASSUMING MAXIMUM CHARGES AND NOT REFLECTING ANY CASH VALUE ENHANCEMENT RIDERS

                              0% Hypothetical                     6% Hypothetical                       12% Hypothetical
                          Gross Investment Return              Gross Investment Return                Gross Investment Return
                          -----------------------              -----------------------                -----------------------
End Of    Accumulated   Policy     Cash        Death         Policy      Cash        Death       Policy        Cash         Death
Policy     Premiums     Value    Surrender     Benefit       Value     Surrender    Benefit      Value       Surrender     Benefit
Year(1)      (2)                 Value (3)                             Value (3)                             Value (3)
   1          3,837      1,955         0         250,000      2,111           0     250,000         2,269            0      250,000
   2          7,866      3,772       974         250,000      4,204       1,406     250,000         4,656        1,858      250,000
   3         12,097      5,541     3,088         250,000      6,368       3,915     250,000         7,269        4,817      250,000
   4         16,539      7,259     5,153         250,000      8,603       6,497     250,000        10,129        8,023      250,000
   5         21,204      8,922     7,162         250,000     10,910       9,150     250,000        13,259       11,499      250,000
   6         26,101     11,276     9,862         250,000     14,059      12,645     250,000        17,477       16,064      250,000
   7         31,243     13,559    12,491         250,000     17,314      16,246     250,000        22,102       21,035      250,000
   8         36,643     15,774    15,052         250,000     20,681      19,960     250,000        27,179       26,458      250,000
   9         42,312     17,915    17,540         250,000     24,161      23,786     250,000        32,751       32,376      250,000
  10         48,265     19,983    19,955         250,000     27,760      27,731     250,000        38,874       38,845      250,000
  15         82,804     29,525    29,525         250,000     48,113      48,113     250,000        80,588       80,588      250,000
  20        126,884     36,466    36,466         250,000     71,848      71,848     250,000       148,624      148,624      250,000
  25        183,144     39,384    39,384         250,000     98,984      98,984     250,000       260,263      260,263      348,752
  30        254,946     35,937    35,937         250,000    129,861     129,861     250,000       439,905      439,905      536,685
  35        346,587     20,982    20,982         250,000    165,390     165,390     250,000       726,557      726,557      842,806
  40        463,546      0 (4)     0 (4)     250,000 (4)    209,580     209,580     250,000     1,186,527    1,186,527    1,269,584
  45        612,819      0 (4)     0 (4)     250,000 (4)    271,931     271,931     285,528     1,933,674    1,933,674    2,030,358
  50        803,333      0 (4)     0 (4)     250,000 (4)    347,095     347,095     364,450     3,105,365    3,105,365    3,260,633
  55      1,046,483      0 (4)     0 (4)     250,000 (4)    431,357     431,357     452,925     4,896,318    4,896,318    5,141,134
  60      1,356,810      0 (4)     0 (4)     250,000 (4)    536,033     536,033     541,393     7,768,745    7,768,745    7,846,433
  65      1,752,875      0 (4)     0 (4)     250,000 (4)    686,018     686,018     686,018    12,770,033   12,770,033   12,770,033

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $250,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $10,894 ANNUAL PLANNED PREMIUM
  ASSUMING CURRENT CHARGES AND NOT REFLECTING ANY CASH VALUE ENHANCEMENT RIDERS

                              0% Hypothetical                       6% Hypothetical                  12% Hypothetical
                          Gross Investment Return               Gross Investment Return            Gross Investment Return
                          -----------------------               -----------------------            -----------------------
End Of    Accumulated   Policy     Cash         Death       Policy       Cash       Death        Policy       Cash         Death
Policy      Premiums     Value   Surrender     Benefit      Value      Surrender    Benefit       Value     Surrender     Benefit
Year(1)       (2)                Value (3)                             Value (3)                             Value (3)
   1          11,439     8,550      5,367        258,550       9,103       5,920     259,103        9,656        6,473      259,656
   2          23,450    16,994     14,302        266,994      18,632      15,940     268,632       20,337       17,646      270,337
   3          36,062    25,322     22,964        275,322      28,599      26,241     278,599       32,146       29,787      282,146
   4          49,304    33,546     31,520        283,546      39,033      37,008     289,033       45,210       43,184      295,210
   5          63,209    41,666     39,973        291,666      49,958      48,266     299,958       59,665       57,973      309,665
   6          77,808    50,675     49,315        300,675      62,421      61,061     312,421       76,717       75,358      326,717
   7          93,138    59,562     58,535        309,562      75,461      74,434     325,461       95,579       94,552      345,579
   8         109,234    68,326     67,632        318,326      89,105      88,411     339,105      116,442      115,749      366,442
   9         126,135    76,972     76,612        326,972     103,385     103,024     353,385      139,527      139,166      389,527
  10         143,881    85,495     85,467        335,495     118,325     118,297     368,325      165,064      165,036      415,064
  15         246,841   127,455    127,455        377,455     205,476     205,476     455,476      341,343      341,343      651,965
  20         378,247   165,721    165,721        415,721     314,111     314,111     564,111      631,982      631,982      992,211
  25         545,959   199,776    199,776        449,776     449,086     449,086     699,086    1,111,869    1,111,869    1,489,905
  30         760,005   228,629    228,629        478,629     615,992     615,992     865,992    1,903,940    1,903,940    2,322,806
  35       1,033,190   250,123    250,123        500,123     820,484     820,484   1,070,484    3,206,834    3,206,834    3,719,928
  40       1,381,849   260,199    260,199        510,199   1,067,406   1,067,406   1,317,406    5,353,579    5,353,579    5,728,329
  45       1,826,838   251,831    251,831        501,831   1,359,210   1,359,210   1,609,210    8,908,812    8,908,812    9,354,252
  50       2,394,768   214,468    214,468        464,468   1,694,432   1,694,432   1,944,432   14,690,502   14,690,502   15,425,027
  55       3,119,607   133,792    133,792        383,792   2,066,267   2,066,267   2,316,267   23,955,844   23,955,844   25,153,636
  60       4,044,705     0 (4)      0 (4)    250,000 (4)   2,466,559   2,466,559   2,716,559   39,147,655   39,147,655   39,539,131
  65       5,225,391     0 (4)      0 (4)    250,000 (4)   2,895,209   2,895,209   3,145,209   64,955,402   64,955,402   65,205,402

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $250,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $10,894 ANNUAL PLANNED PREMIUM
  ASSUMING MAXIMUM CHARGES AND NOT REFLECTING ANY CASH VALUE ENHANCEMENT RIDERS

                              0% Hypothetical                       6% Hypothetical                    12% Hypothetical
                          Gross Investment Return               Gross Investment Return             Gross Investment Return
                          -----------------------               -----------------------             -----------------------
End Of    Accumulated   Policy     Cash        Death         Policy      Cash        Death       Policy        Cash        Death
Policy     Premiums     Value    Surrender     Benefit       Value     Surrender    Benefit      Value       Surrender     Benefit
Year(1)       (2)                Value (3)                             Value (3)                             Value (3)

   1          11,439     8,256     5,073         258,256       8,799       5,616     258,799        9,342        6,159      259,342
   2          23,450    16,280    13,589         266,280      17,874      15,183     267,874       19,535       16,843      269,535
   3          36,062    24,164    21,805         274,164      27,330      24,972     277,330       30,759       28,401      280,759
   4          49,304    31,906    29,881         281,906      37,181      35,155     287,181       43,121       41,096      293,121
   5          63,209    39,504    37,811         289,504      47,439      45,746     297,439       56,734       55,041      306,734
   6          77,808    47,955    46,595         297,955      59,150      57,790     309,150       72,785       71,426      322,785
   7          93,138    56,241    55,214         306,241      71,341      70,314     321,341       90,461       89,434      340,461
   8         109,234    64,365    63,672         314,365      84,035      83,341     334,035      109,930      109,236      359,930
   9         126,135    72,323    71,962         322,323      97,246      96,885     347,246      131,371      131,010      381,371
  10         143,881    80,115    80,088         330,115     110,998     110,970     360,998      154,989      154,961      404,989
  15         246,841   117,744   117,744         367,744     190,040     190,040     440,040      315,963      315,963      603,489
  20         378,247   150,337   150,337         400,337     285,732     285,732     535,732      575,003      575,003      902,755
  25         545,959   176,297   176,297         426,297     399,932     399,932     649,932      992,300      992,300    1,329,682
  30         760,005   193,153   193,153         443,153     533,846     533,846     783,846    1,663,254    1,663,254    2,029,170
  35       1,033,190   196,267   196,267         446,267     686,254     686,254     936,254    2,733,805    2,733,805    3,171,214
  40       1,381,849   178,359   178,359         428,359     852,310     852,310   1,102,310    4,451,640    4,451,640    4,763,255
  45       1,826,838   127,142   127,142         377,142   1,019,460   1,019,460   1,269,460    7,240,583    7,240,583    7,602,612
  50       2,394,768    29,043    29,043         279,043   1,169,811   1,169,811   1,419,811   11,615,511   11,615,511   12,196,286
  55       3,119,607     0 (4)     0 (4)     250,000 (4)   1,269,139   1,269,139   1,519,139   18,302,296   18,302,296   19,217,411
  60       4,044,705     0 (4)     0 (4)     250,000 (4)   1,284,141   1,284,141   1,534,141   29,027,057   29,027,057   29,317,327
  65       5,225,391     0 (4)     0 (4)     250,000 (4)     879,436     879,436   1,129,436   46,827,039   46,827,039   47,077,039

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $250,000 FACE AMOUNT DEATH BENEFIT OPTION 3
                    $9,675 ANNUAL PLANNED PREMIUM FOR 7 YEARS
    ASSUMING CURRENT CHARGES AND REFLECTING THE CASH VALUE ENHANCEMENT RIDER

                              0% Hypothetical                       6% Hypothetical                   12% Hypothetical
                          Gross Investment Return               Gross Investment Return            Gross Investment Return
                          -----------------------               -----------------------            -----------------------

End Of    Accumulated   Policy     Cash         Death        Policy       Cash      Death        Policy       Cash         Death
Policy     Premiums      Value   Surrender      Benefit      Value     Surrender    Benefit      Value      Surrender     Benefit
Year(1)       (2)                Value (3)                             Value (3)                             Value (3)
   1          10,159     7,637     7,015      259,675         8,127       7,504     259,675         8,617        7,994      259,675
   2          20,825    15,177    14,648      269,350        16,632      16,104     269,350        18,147       17,618      269,350
   3          32,025    22,611    21,685      279,025        25,526      24,600     279,025        28,680       27,754      279,025
   4          43,785    29,949    28,756      288,700        34,835      33,641     288,700        40,333       39,139      288,700
   5          56,134    37,192    35,862      298,375        44,580      43,250     298,375        53,226       51,897      298,375
   6          69,099    45,079    43,743      308,050        55,544      54,209     308,050        68,282       66,947      308,050
   7          82,713    52,853    51,845      317,725        67,014      66,006     317,725        84,936       83,928      317,725
   8          86,848    51,762    51,081      317,725        69,736      69,055     317,725        93,559       92,878      317,725
   9          91,191    50,662    50,307      317,725        72,571      72,217     317,725       103,095      102,741      330,927
  10          95,750    49,544    49,517      317,725        75,517      75,490     317,725       113,620      113,593      352,998
  15         122,204    43,518    43,518      317,725        91,988      91,988     317,725       184,883      184,883      489,365
  20         155,967    36,227    36,227      317,725       111,575     111,575     317,725       300,480      300,480      681,885
  25         199,058    26,811    26,811      317,725       134,748     134,748     317,725       486,992      486,992      956,887
  30         254,054    13,706    13,706      317,725       162,074     162,074     317,725       786,121      786,121    1,353,527
  35         324,244     0 (4)     0 (4)        0 (4)       194,103     194,103     317,725     1,261,189    1,261,189    1,932,093
  40         413,827                                        231,979     231,979     321,581     2,006,096    2,006,096    2,780,957
  45         528,160                                        275,543     275,543     352,595     3,155,673    3,155,673    4,038,126
  50         674,080                                        323,531     323,531     388,307     4,903,451    4,903,451    5,885,203
  55         860,316                                        375,624     375,624     429,702     7,529,306    7,529,306    8,613,299
  60       1,098,006                                        434,924     434,924     473,379    11,523,990   11,523,990   12,542,915
  65       1,401,365                                        522,138     522,138     523,848    18,278,432   18,278,432   18,338,271

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) the Cash Value Accumulation Test is used, (c) no policy loan has been made, (d) no partial withdrawal of the Cash Surrender Value has been made, (e) no premiums have been allocated to the Fixed Account, and (f) the Cash Value Enhancement Rider is used.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $250,000 FACE AMOUNT DEATH BENEFIT OPTION 3
                    $9,675 ANNUAL PLANNED PREMIUM FOR 7 YEARS
    ASSUMING MAXIMUM CHARGES AND REFLECTING THE CASH VALUE ENHANCEMENT RIDER

                              0% Hypothetical                     6% Hypothetical                      12% Hypothetical
                          Gross Investment Return              Gross Investment Return              Gross Investment Return
                          -----------------------              -----------------------              -----------------------
End Of    Accumulated   Policy     Cash        Death        Policy       Cash       Death        Policy        Cash        Death
Policy      Premiums     Value   Surrender     Benefit      Value      Surrender    Benefit      Value       Surrender     Benefit
Year(1)       (2)                Value (3)                             Value (3)                             Value (3)
   1          10,159     7,344     6,722      259,675        7,824       7,202      259,675         8,305       7,683      259,675
   2          20,825    14,465    13,936      269,350       15,878      15,349      269,350        17,350      16,821      269,350
   3          32,025    21,452    20,526      279,025       24,263      23,337      279,025        27,307      26,380      279,025
   4          43,785    28,305    27,111      288,700       32,991      31,798      288,700        38,270      37,077      288,700
   5          56,134    35,018    33,688      298,375       42,074      40,745      298,375        50,342      49,013      298,375
   6          69,099    42,336    41,001      308,050       52,295      50,960      308,050        64,432      63,097      308,050
   7          82,713    49,497    48,489      317,725       62,930      61,922      317,725        79,955      78,947      317,725
   8          86,848    47,777    47,096      317,725       64,750      64,069      317,725        87,294      86,613      317,725
   9          91,191    46,021    45,666      317,725       66,603      66,249      317,725        95,369      95,015      317,725
  10          95,750    44,227    44,200      317,725       68,491      68,464      317,725       104,260     104,232      323,916
  15         122,204    34,416    34,416      317,725       78,284      78,284      317,725       163,013     163,013      431,479
  20         155,967    22,241    22,241      317,725       88,078      88,078      317,725       254,373     254,373      577,253
  25         199,058     5,140     5,140      317,725       96,034      96,034      317,725       394,098     394,098      774,361
  30         254,054     0 (4)     0 (4)        0 (4)       98,876      98,876      317,725       604,309     604,309    1,040,487
  35         324,244                                        89,286      89,286      317,725       913,518     913,518    1,399,475
  40         413,827                                        50,609      50,609      317,725     1,358,582   1,358,582    1,883,338
  45         528,160                                         0 (4)       0 (4)        0 (4)     1,981,352   1,981,352    2,535,418
  50         674,080                                                                            2,844,480   2,844,480    3,413,991
  55         860,316                                                                            4,019,279   4,019,279    4,597,934
  60       1,098,006                                                                            5,690,811   5,690,811    6,193,979
  65       1,401,365                                                                            8,305,085   8,305,085    8,332,273

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) the Cash Value Accumulation Test is used, (c) no policy loan has been made, (d) no partial withdrawal of the Cash Surrender Value has been made, (e) no premiums have been allocated to the Fixed Account, and (f) the Cash Value Enhancement Rider is used.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $555,164 FACE AMOUNT DEATH BENEFIT OPTION 1
                         $100,000 PLANNED SINGLE PREMIUM
  ASSUMING CURRENT CHARGES AND REFLECTING THE CASH VALUE ENHANCEMENT PLUS RIDER

                              0% Hypothetical                     6% Hypothetical                       12% Hypothetical
                          Gross Investment Return              Gross Investment Return               Gross Investment Return
                          -----------------------              -----------------------               -----------------------
End Of    Accumulated   Policy     Cash        Death        Policy       Cash       Death        Policy        Cash        Death
Policy     Premiums     Value    Surrender     Benefit      Value      Surrender    Benefit      Value      Surrender     Benefit
Year(1)       (2)                Value (3)                             Value (3)                             Value (3)
  1          105,000    92,989     92,989      555,164       98,621      98,621     555,164       104,254      104,254      555,164
  2          110,250    89,280     89,280      555,164      100,545     100,545     555,164       112,475      112,475      555,164
  3          115,763    85,606     85,606      555,164      102,508     102,508     555,164       121,468      121,468      555,164
  4          121,551    81,979     81,979      555,164      104,526     104,526     555,164       131,324      131,324      555,164
  5          127,628    78,401     78,401      555,164      106,604     106,604     555,164       142,132      142,132      555,164
  6          134,010    76,215     76,215      555,164      110,133     110,133     555,164       155,418      155,418      555,164
  7          140,710    74,030     74,030      555,164      113,762     113,762     555,164       169,979      169,979      555,164
  8          147,746    71,842     71,842      555,164      117,496     117,496     555,164       185,942      185,942      555,164
  9          155,133    69,658     69,658      555,164      121,343     121,343     555,164       203,452      203,452      555,164
 10          162,889    67,462     67,462      555,164      125,297     125,297     555,164       222,655      222,655      555,164
 15          207,893    55,994     55,994      555,164      146,560     146,560     555,164       350,312      350,312      669,096
 20          265,330    44,570     44,570      555,164      176,711     176,711     555,164       572,987      572,987      899,590
 25          338,635    29,289     29,289      555,164      211,594     211,594     555,164       938,810      938,810    1,258,006
 30          432,194     7,381      7,381      555,164      251,454     251,454     555,164     1,539,585    1,539,585    1,878,294
 35          551,602     0 (4)      0 (4)        0 (4)      295,835     295,835     555,164     2,522,706    2,522,706    2,926,339
 40          703,999                                        343,727     343,727     555,164     4,134,432    4,134,432    4,423,842
 45          898,501                                        394,347     394,347     555,164     6,790,638    6,790,638    7,130,170
 50        1,146,740                                        450,324     450,324     555,164    11,087,620   11,087,620   11,642,001
 55        1,463,563                                        527,897     527,897     555,164    17,937,078   17,937,078   18,833,932
 60        1,867,919                                        648,390     648,390     654,873    29,112,609   29,112,609   29,403,735
 65        2,383,990                                        813,773     813,773     813,773    48,251,319   48,251,319   48,251,319

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, (c) no premiums have been allocated to the Fixed Account, and (d) the Cash Value Enhancement Plus Rider is used.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $555,164 FACE AMOUNT DEATH BENEFIT OPTION 1
                         $100,000 PLANNED SINGLE PREMIUM
  ASSUMING MAXIMUM CHARGES AND REFLECTING THE CASH VALUE ENHANCEMENT PLUS RIDER

                               0% Hypothetical                    6% Hypothetical                     12% Hypothetical
                           Gross Investment Return             Gross Investment Return             Gross Investment Return
                           -----------------------             -----------------------             -----------------------
End Of    Accumulated   Policy     Cash         Death       Policy       Cash        Death       Policy        Cash       Death
Policy     Premiums     Value    Surrender      Benefit      Value     Surrender    Benefit       Value      Surrender    Benefit
Year(1)       (2)                Value (3)                             Value (3)                             Value (3)
   1         105,000    92,218     92,218      555,164       97,821      97,821     555,164       103,427      103,427      555,164
   2         110,250    87,569     87,569      555,164       98,717      98,717     555,164       110,525      110,525      555,164
   3         115,763    82,967     82,967      555,164       99,595      99,595     555,164       118,260      118,260      555,164
   4         121,551    78,404     78,404      555,164      100,451     100,451     555,164       126,688      126,688      555,164
   5         127,628    73,868     73,868      555,164      101,275     101,275     555,164       135,872      135,872      555,164
   6         134,010    70,712     70,712      555,164      103,463     103,463     555,164       147,328      147,328      555,164
   7         140,710    67,534     67,534      555,164      105,654     105,654     555,164       159,822      159,822      555,164
   8         147,746    64,333     64,333      555,164      107,846     107,846     555,164       173,461      173,461      555,164
   9         155,133    61,093     61,093      555,164      110,028     110,028     555,164       188,349      188,349      555,164
  10         162,889    57,815     57,815      555,164      112,201     112,201     555,164       204,615      204,615      555,164
  15         207,893    40,313     40,313      555,164      122,463     122,463     555,164       311,759      311,759      595,460
  20         265,330    20,403     20,403      555,164      135,599     135,599     555,164       496,029      496,029      778,765
  25         338,635     0 (4)      0 (4)        0 (4)      143,901     143,901     555,164       791,498      791,498    1,060,607
  30         432,194                                        140,566     140,566     555,164     1,264,179    1,264,179    1,542,298
  35         551,602                                        110,381     110,381     555,164     2,014,248    2,014,248    2,336,527
  40         703,999                                         18,234      18,234     555,164     3,211,806    3,211,806    3,436,632
  45         898,501                                          0 (4)       0 (4)       0 (4)     5,148,199    5,148,199    5,405,609
  50       1,146,740                                                                            8,167,868    8,167,868    8,576,262
  55       1,463,563                                                                           12,756,954   12,756,954   13,394,801
  60       1,867,919                                                                           20,082,470   20,082,470   20,283,295
  65       2,383,990                                                                           32,788,202   32,788,202   32,788,202

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, (c) no premiums have been allocated to the Fixed Account, and (d) the Cash Value Enhancement Plus Rider is used.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                   APPENDIX B

                          AUDITED FINANCIAL STATEMENTS

     THE MANUFACTURERS LIFE INSURANCE
     COMPANY OF AMERICA SEPARATE ACCOUNT THREE

     Financial Statements

     Nine months ended September 30, 2001 (unaudited) with December 31, 2000 comparative (audited)

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                              Financial Statements

                Nine months ended September 30, 2001 (unaudited)
                  with December 31, 2000 comparative (audited)



                                    CONTENTS


Financial Statements

Statement of Assets and Contract Owners' Equity................................1
Statements of Operations and Changes in Contract Owners' Equity................3
Notes to Financial Statements.................................................25

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                 Statement of Assets and Contract Owners' Equity

                         September 30, 2001 (Unaudited)

ASSETS
Investments at market value:
  Sub-Accounts:
    Aggressive Growth Trust - 508,805 shares (cost $9,677,637)                  $  5,897,048
    All Cap Growth Trust - 1,080,522 shares (cost $23,979,270)                    13,484,917
    All Cap Value Trust - 10,683 shares (cost $131,525)                              114,092
    Balanced Trust - 2,270,419 shares (cost $40,120,924)                          28,811,614
    Blue Chip Growth Trust - 2,175,555 shares (cost $41,922,870)                  30,327,232
    Capital Appreciation Trust - 10,310 shares (cost $103,352)                        79,282
    Capital Opportunities Trust - 18,475 shares (cost $199,028)                      168,673
    Diversified Bond Trust - 522,738 shares (cost $5,416,251)                      5,525,336
    Dynamic Growth Trust - 361,612 shares (cost $2,845,505)                        1,507,921
    Emerging Small Company Trust - 2,693,625 shares (cost $70,005,360)            56,108,198
    Equity Growth Trust - 1,206 shares (cost $11,989)                                 12,785
    Equity Income Trust - 1,982,680 shares (cost $31,788,582)                     27,856,659
    Equity Index Trust - 4,652,921 shares (cost $75,249,952)                      58,952,512
    Equity Value Trust - 2,237 shares (cost $23,978)                                  25,253
    Financial Services Trust - 14,888 shares (cost $171,064)                         157,669
    Fundamental Value Trust - 111,039 shares (cost $1,336,102)                     1,174,790
    Global Bond Trust - 76,605 shares (cost $873,706)                                903,172
    Global Equity Trust - 764,648 shares (cost $12,038,170)                        9,099,307
    Global Value Trust - 1,102 shares (cost $11,989)                                  12,749
    Growth Trust - 1,020,903 shares (cost $22,564,639)                            12,455,020
    Growth and Income Trust - 2,126,922 shares (cost $57,352,008)                 46,260,544
    Health Sciences Trust - 35,646 shares (cost $460,082)                            428,104
    High Yield Trust - 516,875 shares (cost $5,726,082)                            4,936,161
    Income and Value Trust - 751,654 shares (cost $8,532,980)                      6,794,948
    International Index Trust - 68,940 shares (cost $688,785)                        560,482
    International Small Cap Trust - 418,408 shares (cost $5,117,244)               4,184,079
    International Stock Trust - 2,305,227 shares (cost $28,967,621)               20,285,996
    International Value Trust - 258,725 shares (cost $2,872,105)                   2,413,908
    Internet Technologies Trust - 127,271 shares (cost $1,063,234)                   352,541
    Investment Quality Bond Trust - 2,487,349 shares (cost $28,897,893)           29,499,957
    Large Cap Growth Trust - 1,417,185 shares (cost $19,532,020)                  12,612,943
    Lifestyle Aggressive 1000 Trust - 505,549 shares (cost $6,387,244)             4,610,606
    Lifestyle Balanced 640 Trust - 1,053,623 shares (cost $13,659,044)            11,621,467
    Lifestyle Conservative 280 Trust - 26,860 shares (cost $344,070)                 340,855
    Lifestyle Growth 820 Trust - 2,201,229 shares (cost $28,907,381)              22,342,471
    Lifestyle Moderate 460 Trust - 181,191 shares (cost $2,336,702)                2,103,628

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                 Statement of Assets and Contract Owners' Equity

                         September 30, 2001 (Unaudited)

ASSETS (CONTINUED)
Investments at market value:
  Sub-Accounts:
    Managed Bond Trust - 4,647 shares (cost $59,945)                            $     60,595
    Mid Cap Growth Trust - 30,733 shares (cost $347,487)                             250,169
    Mid Cap Index Trust - 102,009 shares (cost $1,328,985)                         1,118,021
    Mid Cap Opportunities Trust - 8,060 shares (cost $80,493)                         68,187
    Mid Cap Stock Trust - 240,094 shares (cost $2,670,368)                         2,141,641
    Mid Cap Value Trust - 67,628 shares (cost $842,973)                              781,779
    Money Market Trust - 7,661,984 shares (cost $76,619,838)                      76,619,838
    Overseas Trust - 731,368 shares (cost $6,585,016)                              5,799,745
    Pacific Rim Emerging Markets Trust - 1,165,693 shares (cost $9,192,377)        6,842,619
    Quantitative Equity Trust - 3,032,794 shares (cost $68,110,324)               46,826,333
    Quantitative Mid Cap Trust - 3,607 shares (cost $32,866)                          33,115
    Real Estate Securities Trust - 1,520,358 shares (cost $23,857,598)            22,866,188
    Science and Technology Trust - 1,530,902 shares (cost $39,281,373)            14,528,264
    Small Cap Index Trust - 122,472 shares (cost $1,432,739)                       1,162,263
    Small Company Blend Trust - 240,768 shares (cost $2,630,501)                   2,082,643
    Small Company Value Trust - 362,726 shares (cost $4,691,959)                   4,341,826
    Small Mid Cap Trust - 1,143 shares (cost $11,989)                                 12,286
    Strategic Bond Trust - 536,472 shares (cost $5,831,701)                        5,702,692
    Strategic Growth Trust - 44,314 shares (cost $498,408)                           409,016
    Strategic Opportunities Trust - 2,454,580 shares (cost $44,162,528)           26,362,184
    Tactical Allocation Trust - 38,747 shares (cost $469,491)                        354,919
    Telecommunications Trust - 2,074 shares (cost $20,045)                            13,727
    Total Return Trust - 407,190 shares (cost $5,327,828)                          5,659,935
    Total Stock Market Index Trust - 183,763 shares (cost $1,911,602)              1,617,111
    U.S. Government Securities Trust - 561,956 shares (cost $7,480,605)            7,738,134
    U.S. Large Cap Value Trust - 809,326 shares (cost $10,420,317)                 8,708,343
    Utilities Trust - 7,442 shares (cost $84,183)                                     69,061
    Value Trust - 886,044 shares (cost $13,441,872)                               13,184,335
    500 Index Trust - 955,933 shares (cost $10,378,673)                            8,546,044
                                                                                ------------
Total assets                                                                    $685,923,932
                                                                                ============
CONTRACT OWNERS' EQUITY
Variable life contracts                                                         $685,923,932
                                                                                ============

See accompanying notes.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (Unaudited)

                                                                          SUB-ACCOUNT
                                             ---------------------------------------------------------------------
                                                    AGGRESSIVE GROWTH                      ALL CAP GROWTH
                                             ---------------------------------------------------------------------
                                             PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                             SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00
                                             ---------------------------------------------------------------------
Income:
Net investment income during the period      $         --       $         --       $    998,403       $  1,203,584
Realized gain (loss) during the period           (128,782)           781,308           (338,894)         1,755,854
Unrealized appreciation (depreciation)
 during the period                             (2,866,983)        (1,388,722)        (8,011,949)        (5,835,143)
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
 operations                                    (2,995,765)          (607,414)        (7,352,440)        (2,875,705)
                                             ---------------------------------------------------------------------
Changes from principal transactions:
  Transfer of net premiums                      1,762,397          2,881,144          2,889,377          5,299,576
  Transfer on termination                        (398,211)          (306,391)        (1,212,195)        (1,097,397)
  Transfer on policy loans                        (10,610)           (53,389)           (27,510)          (261,519)
  Net interfund transfers                         135,049          3,030,368            234,784          3,919,834
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                        1,488,625          5,551,732          1,884,456          7,860,494
                                             ---------------------------------------------------------------------

Total increase (decrease) in assets            (1,507,140)         4,944,318         (5,467,984)         4,984,789

Assets beginning of year                        7,404,188          2,459,870         18,952,901         13,968,112
                                             ---------------------------------------------------------------------
Assets end of period                         $  5,897,048       $  7,404,188       $ 13,484,917       $ 18,952,901
                                             =====================================================================

* Reflects the period from commencement of operations May 1, 2001 through September 30, 2001.

See  accompanying notes.

                                               SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
  ALL CAP                                                                                         CAPITAL
   VALUE                      BALANCED                          BLUE CHIP GROWTH               APPRECIATION
-----------------------------------------------------------------------------------------------------------
PERIOD ENDED       PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED        PERIOD ENDED
SEPT. 30/01*       SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00        SEPT. 30/01*
-----------------------------------------------------------------------------------------------------------

$         --       $    713,899       $  1,922,658       $  2,422,196       $  1,256,181       $         --
        (650)          (495,778)           720,883            (29,049)         1,099,991               (141)

     (17,432)        (5,727,394)        (6,253,446)       (11,868,759)        (3,834,145)           (24,071)
-----------------------------------------------------------------------------------------------------------

     (18,082)        (5,509,273)        (3,609,905)        (9,475,612)        (1,477,973)           (24,212)
-----------------------------------------------------------------------------------------------------------


      14,025          2,783,750          4,618,303          6,926,559         10,092,471             27,404
      (2,471)        (3,032,354)        (5,579,871)        (2,439,704)        (2,477,865)            (1,231)
          --           (250,398)          (296,021)          (138,570)          (326,876)                --
     120,620           (754,941)        (4,910,092)           427,170          3,417,891             77,321
-----------------------------------------------------------------------------------------------------------

     132,174         (1,253,943)        (6,167,681)         4,775,455         10,705,621            103,494
-----------------------------------------------------------------------------------------------------------

     114,092         (6,763,216)        (9,777,586)        (4,700,157)         9,227,648             79,282

          --         35,574,830         45,352,416         35,027,389         25,799,741                 --
-----------------------------------------------------------------------------------------------------------
$    114,092       $ 28,811,614       $ 35,574,830       $ 30,327,232       $ 35,027,389       $     79,282
===========================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)


                                                                SUB-ACCOUNT
                                             --------------------------------------------------
                                                CAPITAL
                                             OPPORTUNITIES              DIVERSIFIED BOND
                                             --------------------------------------------------
                                             PERIOD ENDED       PERIOD ENDED        YEAR ENDED
                                             SEPT. 30/01*       SEPT. 30/01         DEC. 31/00
                                             --------------------------------------------------
Income:
Net investment income during the period      $         --       $    228,405       $    236,515
Realized gain (loss) during the period             (1,981)           (48,456)           (34,002)
Unrealized appreciation (depreciation)
 during the period                                (30,355)           110,239             45,990
                                             --------------------------------------------------
Net increase (decrease) in assets from
 operations                                       (32,336)           290,188            248,503
                                             --------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                         57,362          1,003,050            815,715
  Transfer on termination                          (1,978)          (242,099)          (127,254)
  Transfer on policy loans                             --             (4,714)           (39,836)
  Net interfund transfers                         145,625          1,214,786            623,649
                                             --------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                          201,009          1,971,023          1,272,274
                                             --------------------------------------------------

Total increase (decrease) in assets               168,673          2,261,211          1,520,777

Assets beginning of year                               --          3,264,125          1,743,348
                                             --------------------------------------------------
Assets end of period                         $    168,673       $  5,525,336       $  3,264,125
                                             ==================================================

* Reflects the period from commencement of operations May 1, 2001 through September 30, 2001.
** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                                 EMERGING                      EQUITY
        DYNAMIC GROWTH                         SMALL COMPANY                   GROWTH                  EQUITY INCOME
-----------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED       PERIOD ENDED       PERIOD ENDED        YEAR ENDED        PERIOD ENDED      PERIOD ENDED        YEAR ENDED
SEPT. 30/01        DEC. 31/00**       SEPT. 30/01         DEC. 31/00        SEPT. 30/01*      SEPT. 30/01         DEC. 31/00
-----------------------------------------------------------------------------------------------------------------------------

$      2,669       $         --       $  2,989,181       $ 10,861,111       $         --      $  3,013,469       $  2,760,281
    (216,158)           (34,245)           647,374          6,301,844                 --           161,920            (80,630)

    (807,364)          (530,220)       (38,807,515)       (20,697,016)               796        (4,961,007)           150,879
-----------------------------------------------------------------------------------------------------------------------------

  (1,020,853)          (564,465)       (35,170,960)        (3,534,061)               796        (1,785,618)         2,830,530
-----------------------------------------------------------------------------------------------------------------------------


     536,661          1,038,582          6,183,144         10,324,298                 --         3,363,680          3,349,523
     (57,551)          (116,055)        (6,220,607)       (11,469,437)                --        (1,720,914)        (1,273,761)
     (27,834)           (44,428)          (400,789)        (1,229,828)                --           (56,332)           (53,101)
     595,836          1,168,028         (1,992,373)        (2,950,927)            11,989         2,107,845           (900,697)
-----------------------------------------------------------------------------------------------------------------------------

   1,047,112          2,046,127         (2,430,625)        (5,325,894)            11,989         3,694,279          1,121,964
-----------------------------------------------------------------------------------------------------------------------------

      26,259          1,481,662        (37,601,585)        (8,859,955)            12,785         1,908,661          3,952,494

   1,481,662                 --         93,709,783        102,569,738                 --        25,947,998         21,995,504
-----------------------------------------------------------------------------------------------------------------------------
$  1,507,921       $  1,481,662       $ 56,108,198       $ 93,709,783       $     12,785      $ 27,856,659       $ 25,947,998
=============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)


                                                                          SUB-ACCOUNT
                                             --------------------------------------------------------------------
                                                                                                      FINANCIAL
                                                      EQUITY INDEX                 EQUITY VALUE        SERVICES
                                             --------------------------------------------------------------------
                                             PERIOD ENDED        YEAR ENDED        PERIOD ENDED      PERIOD ENDED
                                             SEPT. 30/01         DEC. 31/00        SEPT. 30/01*      SEPT. 30/01*
                                             --------------------------------------------------------------------
Income:
Net investment income during the period      $  1,793,940       $    221,869       $         --      $         --
Realized gain (loss) during the period            407,681          2,696,756                 --            (2,997)
Unrealized appreciation (depreciation)
 during the period                            (17,872,721)       (10,555,450)             1,275           (13,395)
                                             --------------------------------------------------------------------
Net increase (decrease) in assets from
 operations                                   (15,671,100)        (7,636,825)             1,275           (16,392)
                                             --------------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                      7,873,939         15,766,592                 --            25,656
  Transfer on termination                      (4,663,843)        (6,954,587)                --            (2,816)
  Transfer on policy loans                       (142,095)          (248,765)                --              (753)
  Net interfund transfers                      (2,810,842)        (1,523,237)            23,978           151,974
                                             --------------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                          257,159          7,040,003             23,978           174,061
                                             --------------------------------------------------------------------

Total increase (decrease) in assets           (15,413,941)          (596,822)            25,253           157,669

Assets beginning of year                       74,366,453         74,963,275                 --                --
                                             --------------------------------------------------------------------
Assets end of period                         $ 58,952,512       $ 74,366,453       $     25,253      $    157,669
                                             ====================================================================

* Reflects the period from commencement of operations May 1, 2001 through September 30, 2001.

See accompanying notes.

                                                SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
FUNDAMENTAL                                                                                      GLOBAL
   VALUE                     GLOBAL  BOND                         GLOBAL EQUITY                   VALUE
-----------------------------------------------------------------------------------------------------------
PERIOD ENDED       PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED        PERIOD ENDED
SEPT. 30/01*       SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00        SEPT. 30/01*
-----------------------------------------------------------------------------------------------------------

$         --       $         --       $     18,358       $  1,777,032       $  1,026,287       $         --
      (2,754)            (3,902)            (7,326)          (710,683)          (631,106)                --

    (161,312)            33,352              4,720         (3,804,475)           740,951                760
-----------------------------------------------------------------------------------------------------------

    (164,066)            29,450             15,752         (2,738,126)         1,136,132                760
-----------------------------------------------------------------------------------------------------------


     183,046            148,356            220,199          1,599,684          2,106,572                 --
     (13,336)           (54,099)           (33,905)        (1,180,641)          (515,552)                --
      (2,258)                --             (2,085)           (21,659)           (14,792)                --
   1,171,404             45,853            (39,466)           262,565          1,068,265             11,989
-----------------------------------------------------------------------------------------------------------

   1,338,856            140,110            144,743            659,949          2,644,493             11,989
-----------------------------------------------------------------------------------------------------------

   1,174,790            169,560            160,495         (2,078,177)         3,780,625             12,749

          --            733,612            573,117         11,177,484          7,396,859                 --
-----------------------------------------------------------------------------------------------------------
$  1,174,790       $    903,172       $    733,612       $  9,099,307       $ 11,177,484       $     12,749
===========================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)

                                                                          SUB-ACCOUNT
                                             ---------------------------------------------------------------------
                                                          GROWTH                          GROWTH AND INCOME
                                             ---------------------------------------------------------------------
                                             PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                             SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00
                                             ---------------------------------------------------------------------
Income:
Net investment income during the period      $         --       $  1,603,161       $  2,743,694       $  3,025,404
Realized gain (loss) during the period           (740,395)           695,686            432,698            985,560
Unrealized appreciation (depreciation)
 during the period                             (4,822,549)        (8,128,839)       (13,985,734)        (7,885,806)
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
 operations                                    (5,562,944)        (5,829,992)       (10,809,342)        (3,874,842)
                                             ---------------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                      3,286,828          6,069,409          7,540,733         11,665,612
  Transfer on termination                      (1,408,322)        (1,297,222)        (3,049,830)        (3,632,508)
  Transfer on policy loans                        (15,863)          (120,470)          (149,454)          (666,144)
  Net interfund transfers                        (327,422)         3,009,403            231,652          1,931,597
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                        1,535,221          7,661,120          4,573,101          9,298,557
                                             ---------------------------------------------------------------------

Total increase (decrease) in assets            (4,027,723)         1,831,128         (6,236,241)         5,423,715

Assets beginning of year                       16,482,743         14,651,615         52,496,785         47,073,070
                                             ---------------------------------------------------------------------
Assets end of period                         $ 12,455,020       $ 16,482,743       $ 46,260,544       $ 52,496,785
                                             =====================================================================

* Reflects the period from commencement of operations May 1, 2001 through September 30, 2001.
** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                         SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
   HEALTH
  SCIENCES                    HIGH YIELD                         INCOME AND VALUE                    INTERNATIONAL INDEX
------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED       PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED        PERIOD ENDED       PERIOD ENDED
SEPT. 30/01*       SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00        SEPT. 30/01        DEC. 31/00**
------------------------------------------------------------------------------------------------------------------------------

$         --       $    499,808       $     14,646       $    315,493       $  1,092,315       $         30       $      2,220
        (113)          (727,064)           (62,640)           (65,021)           (16,392)           (11,629)              (982)

     (31,978)          (264,478)          (346,754)          (993,117)          (833,733)          (121,693)            (6,610)
------------------------------------------------------------------------------------------------------------------------------

     (32,091)          (491,734)          (394,748)          (742,645)           242,190           (133,292)            (5,372)
------------------------------------------------------------------------------------------------------------------------------


      26,849            906,119          1,336,937          1,227,448          1,131,379            418,018            125,117
      (1,454)          (253,629)          (275,933)          (428,546)          (459,846)           (27,848)            (5,611)
        (753)           (20,607)           (56,383)             6,336            (15,719)               270             (6,792)
     435,553            180,244            182,737            750,093            329,751            144,396             51,596
------------------------------------------------------------------------------------------------------------------------------

     460,195            812,127          1,187,358          1,555,331            985,565            534,836            164,310
------------------------------------------------------------------------------------------------------------------------------

     428,104            320,393            792,610            812,686          1,227,755            401,544            158,938

          --          4,615,768          3,823,158          5,982,262          4,754,507            158,938                 --
------------------------------------------------------------------------------------------------------------------------------
$    428,104       $  4,936,161       $  4,615,768       $  6,794,948       $  5,982,262       $    560,482       $    158,938
==============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)


                                                                          SUB-ACCOUNT
                                             ---------------------------------------------------------------------
                                                 INTERNATIONAL SMALL CAP                INTERNATIONAL STOCK
                                             ---------------------------------------------------------------------
                                             PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                             SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00
                                             ---------------------------------------------------------------------
Income:
Net investment income during the period      $         --       $  1,275,987       $  1,090,518       $    141,854
Realized gain (loss) during the period         (3,010,638)          (941,463)        (2,755,243)         1,979,909
Unrealized appreciation (depreciation)
 during the period                                370,402         (2,864,772)        (6,031,276)        (7,021,945)
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
 operations                                    (2,640,236)        (2,530,248)        (7,696,001)        (4,900,182)
                                             ---------------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                        869,562          2,151,313          3,045,438          4,769,383
  Transfer on termination                        (327,151)          (399,289)        (1,778,133)        (2,042,903)
  Transfer on policy loans                        (13,762)          (227,364)            (5,732)          (319,996)
  Net interfund transfers                        (329,158)         2,099,442             57,481            306,879
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                          199,491          3,624,102          1,319,054          2,713,363
                                             ---------------------------------------------------------------------

Total increase (decrease) in assets            (2,440,745)         1,093,854         (6,376,947)        (2,186,819)

Assets beginning of year                        6,624,824          5,530,970         26,662,943         28,849,762
                                             ---------------------------------------------------------------------
Assets end of period                         $  4,184,079       $  6,624,824       $ 20,285,996       $ 26,662,943
                                             =====================================================================

** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
      INTERNATIONAL VALUE                  INTERNET TECHNOLOGIES                INVESTMENT QUALITY BOND
-----------------------------------------------------------------------------------------------------------
PERIOD ENDED        YEAR ENDED        PERIOD ENDED       PERIOD ENDED       PERIOD ENDED        YEAR ENDED
SEPT. 30/01         DEC. 31/00        SEPT. 30/01        DEC. 31/00**       SEPT. 30/01         DEC. 31/00
-----------------------------------------------------------------------------------------------------------

$     54,398       $      4,865       $         --       $         --       $  1,683,400       $  1,764,230
     (76,351)           (24,646)          (177,447)              (156)           (45,220)           (65,106)

    (491,622)              (339)          (294,119)          (416,574)           355,948            543,010
-----------------------------------------------------------------------------------------------------------

    (513,575)           (20,120)          (471,566)          (416,730)         1,994,128          2,242,134
-----------------------------------------------------------------------------------------------------------


     707,770            970,793            251,896            613,893          2,658,645          3,717,837
    (117,650)           (57,439)           (61,740)           (49,773)        (2,238,883)        (2,138,923)
        (994)            (6,340)           (24,556)            (4,746)           (50,915)          (183,365)
     725,405            268,631             14,390            501,473            570,008           (247,524)
-----------------------------------------------------------------------------------------------------------

   1,314,531          1,175,645            179,990          1,060,847            938,855          1,148,025
-----------------------------------------------------------------------------------------------------------

     800,956          1,155,525           (291,576)           644,117          2,932,983          3,390,159

   1,612,952            457,427            644,117                 --         26,566,974         23,176,815
-----------------------------------------------------------------------------------------------------------
$  2,413,908       $  1,612,952       $    352,541       $    644,117       $ 29,499,957       $ 26,566,974
===========================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)

                                                                          SUB-ACCOUNT
                                             ---------------------------------------------------------------------
                                                    LARGE CAP GROWTH                  LIFESTYLE AGGRESSIVE 1000
                                             ---------------------------------------------------------------------
                                             PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                             SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00
                                             ---------------------------------------------------------------------
Income:
Net investment income during the period      $    543,947       $  1,441,638       $    388,350       $    216,326
Realized gain (loss) during the period           (270,309)            21,675            (71,102)            (9,437)
Unrealized appreciation (depreciation)
 during the period                             (4,347,095)        (3,593,685)        (1,638,367)          (443,010)
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
 operations                                    (4,073,457)        (2,130,372)        (1,321,119)          (236,121)
                                             ---------------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                      3,678,621          4,930,460          1,425,836          1,402,412
  Transfer on termination                      (1,042,647)          (935,574)          (339,574)          (465,958)
  Transfer on policy loans                        (32,806)          (149,564)             2,456             (1,220)
  Net interfund transfers                         987,210          4,710,968            191,857             (2,198)
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                        3,590,378          8,556,290          1,280,575            933,036
                                             ---------------------------------------------------------------------

Total increase (decrease) in assets              (483,079)         6,425,918            (40,544)           696,915

Assets beginning of year                       13,096,022          6,670,104          4,651,150          3,954,235
                                             ---------------------------------------------------------------------
Assets end of period                         $ 12,612,943       $ 13,096,022       $  4,610,606       $  4,651,150
                                             =====================================================================

See accompanying notes.

                                                 SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
    LIFESTYLE BALANCED 640              LIFESTYLE CONSERVATIVE 280               LIFESTYLE GROWTH 820
-----------------------------------------------------------------------------------------------------------
PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED
SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00
-----------------------------------------------------------------------------------------------------------

$    840,004       $    569,650       $      7,122       $     13,788       $  2,133,146       $  1,673,771
      (6,333)            86,155             (2,190)              (844)          (629,529)            79,771

  (2,156,317)          (472,949)            (3,963)             2,739         (6,139,057)        (2,474,203)
-----------------------------------------------------------------------------------------------------------

  (1,322,646)           182,856                969             15,683         (4,635,440)          (720,661)
-----------------------------------------------------------------------------------------------------------


   3,120,529          3,308,556            296,991             30,443          5,905,512          5,916,596
    (830,259)          (883,442)           (17,713)            (9,144)        (3,352,952)        (2,038,161)
     (32,609)          (122,975)                --                 --            278,937           (134,239)
     771,059           (805,706)          (162,001)            70,433            324,984            127,472
-----------------------------------------------------------------------------------------------------------

   3,028,720          1,496,433            117,277             91,732          3,156,481          3,871,668
-----------------------------------------------------------------------------------------------------------

   1,706,074          1,679,289            118,246            107,415         (1,478,959)         3,151,007

   9,915,393          8,236,104            222,609            115,194         23,821,430         20,670,423
-----------------------------------------------------------------------------------------------------------
$ 11,621,467       $  9,915,393       $    340,855       $    222,609       $ 22,342,471       $ 23,821,430
===========================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)

                                                                          SUB-ACCOUNT
                                             --------------------------------------------------------------------
                                                                                     MANAGED           MID CAP
                                                 LIFESTYLE MODERATE 460                BOND            GROWTH
                                             --------------------------------------------------------------------
                                             PERIOD ENDED        YEAR ENDED        PERIOD ENDED      PERIOD ENDED
                                             SEPT. 30/01         DEC. 31/00        SEPT. 30/01*      SEPT. 30/01*
                                             --------------------------------------------------------------------
Income:
Net investment income during the period      $    108,993       $    164,841       $         --      $         --
Realized gain (loss) during the period            (27,676)            (8,201)                --              (746)
Unrealized appreciation (depreciation)
 during the period                               (190,812)           (93,118)               650           (97,318)
                                             --------------------------------------------------------------------
Net increase (decrease) in assets from
 operations                                      (109,495)            63,522                650           (98,064)
                                             --------------------------------------------------------------------
Changes from principal transactions:
  Transfer of net premiums                        636,407            499,839                 --            45,031
  Transfer on termination                        (100,387)          (278,844)                --            (4,579)
  Transfer on policy loans                         68,632             (4,505)                --            (1,506)
  Net interfund transfers                          17,734             34,843             59,945           309,287
                                             --------------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                          622,386            251,333             59,945           348,233
                                             --------------------------------------------------------------------

Total increase (decrease) in assets               512,891            314,855             60,595           250,169

Assets beginning of year                        1,590,737          1,275,882                 --                --
                                             --------------------------------------------------------------------
Assets end of period                         $  2,103,628       $  1,590,737       $     60,595      $    250,169
                                             ====================================================================

* Reflects the period from commencement of operations May 1, 2001 through September 30, 2001.
** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
                                         MID CAP
         MID CAP INDEX                OPPORTUNITIES               MID CAP STOCK               MID CAP VALUE
-----------------------------------------------------------------------------------------------------------
PERIOD ENDED       PERIOD ENDED       PERIOD ENDED       PERIOD ENDED        YEAR ENDED        PERIOD ENDED
SEPT. 30/01        DEC. 31/00**       SEPT. 30/01*       SEPT. 30/01         DEC. 31/00        SEPT. 30/01*
-----------------------------------------------------------------------------------------------------------

$         28       $      9,975       $         --       $         --       $         --       $         --
     (81,228)             2,568               (154)          (149,398)             4,809               (256)

    (205,210)            (5,753)           (12,306)          (453,133)           (82,824)           (61,194)
-----------------------------------------------------------------------------------------------------------

    (286,410)             6,790            (12,460)          (602,531)           (78,015)           (61,450)
-----------------------------------------------------------------------------------------------------------


     503,846             62,405             10,414            788,755          1,209,637             58,450
     (46,258)           (18,904)            (1,764)          (124,466)           (70,213)            (5,638)
          --                 --                 --             (4,924)            (1,970)                --
     396,137            500,415             71,997            341,383            497,797            790,417
-----------------------------------------------------------------------------------------------------------

     853,725            543,916             80,647          1,000,748          1,635,251            843,229
-----------------------------------------------------------------------------------------------------------

     567,315            550,706             68,187            398,217          1,557,236            781,779

     550,706                 --                 --          1,743,424            186,188                 --
-----------------------------------------------------------------------------------------------------------
$  1,118,021       $    550,706       $     68,187       $  2,141,641       $  1,743,424       $    781,779
===========================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)

                                                                         SUB-ACCOUNT
                                             ---------------------------------------------------------------------
                                                       MONEY MARKET                           OVERSEAS
                                             ---------------------------------------------------------------------
                                             PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                             SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00
                                             ---------------------------------------------------------------------
Income:
Net investment income during the period      $  2,049,964       $  2,837,122       $    592,006       $    410,096
Realized gain (loss) during the period                 --                 --         (2,107,858)          (743,314)
Unrealized appreciation (depreciation)
 during the period                                     --                 --           (511,184)          (806,861)
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
 operations                                     2,049,964          2,837,122         (2,027,036)        (1,140,079)
                                             ---------------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                     41,978,772         60,929,701            997,473          2,507,305
  Transfer on termination                      (7,656,194)        (7,374,966)          (332,616)          (284,281)
  Transfer on policy loans                     (1,317,464)          (602,642)           (35,163)          (199,359)
  Net interfund transfers                     (22,334,226)       (37,492,208)           270,948          1,670,197
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                       10,670,888         15,459,885            900,642          3,693,862
                                             ---------------------------------------------------------------------

Total increase (decrease) in assets            12,720,852         18,297,007         (1,126,394)         2,553,783

Assets beginning of year                       63,898,986         45,601,979          6,926,139          4,372,356
                                             ---------------------------------------------------------------------
Assets end of period                         $ 76,619,838       $ 63,898,986       $  5,799,745       $  6,926,139
                                             =====================================================================

* Reflects the period from commencement of operations May 1, 2001 through September 30, 2001.

See accompanying notes.

                                                         SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
          PACIFIC RIM                                                       QUANTITATIVE
        EMERGING MARKETS                   QUANTITATIVE  EQUITY               MID CAP              REAL ESTATE SECURITIES
------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED        PERIOD ENDED       PERIOD ENDED        YEAR ENDED
SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00        SEPT. 30/01*       SEPT. 30/01         DEC. 31/00
------------------------------------------------------------------------------------------------------------------------------

$     32,951       $     37,735       $  8,592,412       $  8,207,833       $         --       $    746,285       $    725,501
  (2,060,080)         1,142,246            372,568          3,373,479                (26)          (289,756)          (368,039)

    (623,141)        (3,893,747)       (29,852,273)        (7,729,114)               250           (531,815)         4,345,939
------------------------------------------------------------------------------------------------------------------------------

  (2,650,270)        (2,713,766)       (20,887,293)         3,852,198                224            (75,286)         4,703,401
------------------------------------------------------------------------------------------------------------------------------


     984,535          1,890,887          6,284,436          8,153,108             32,560          2,043,802          2,709,003
    (558,320)          (692,836)        (4,518,694)        (8,068,279)               331         (2,519,756)        (1,866,577)
         763            (93,909)          (443,259)          (437,721)                --           (181,503)          (245,678)
    (183,615)           349,025           (145,392)         1,180,710                 --            102,896           (847,081)
------------------------------------------------------------------------------------------------------------------------------

     243,363          1,453,167          1,177,091            827,818             32,891           (554,561)          (250,333)
------------------------------------------------------------------------------------------------------------------------------

  (2,406,907)        (1,260,599)       (19,710,202)         4,680,016             33,115           (629,847)         4,453,068

   9,249,526         10,510,125         66,536,535         61,856,519                 --         23,496,035         19,042,967
------------------------------------------------------------------------------------------------------------------------------
$  6,842,619       $  9,249,526       $ 46,826,333       $ 66,536,535       $     33,115       $ 22,866,188       $ 23,496,035
==============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)

                                                                          SUB-ACCOUNT
                                             ---------------------------------------------------------------------
                                                       SCIENCE AND
                                                       TECHNOLOGY                          SMALL CAP INDEX
                                             ---------------------------------------------------------------------
                                             PERIOD ENDED        YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                             SEPT. 30/01         DEC. 31/00        SEPT. 30/01        DEC. 31/00**
                                             ---------------------------------------------------------------------
Income:
Net investment income during the period      $  1,203,870       $    875,644       $         --       $      5,143
Realized gain (loss) during the period         (7,927,109)         4,226,679            (68,825)            (1,758)
Unrealized appreciation (depreciation)
 during the period                            (11,653,196)       (19,928,665)          (260,305)           (10,171)
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
 operations                                   (18,376,435)       (14,826,342)          (329,130)            (6,786)
                                             ---------------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                      5,414,221         11,215,089            494,545             94,350
  Transfer on termination                      (1,554,395)        (2,826,592)           (51,835)            (6,716)
  Transfer on policy loans                        (67,141)          (405,481)               141             (3,396)
  Net interfund transfers                        (184,146)         9,680,246            892,998             78,092
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                        3,608,539         17,663,262          1,335,849            162,330
                                             ---------------------------------------------------------------------

Total increase (decrease) in assets           (14,767,896)         2,836,920          1,006,719            155,544

Assets beginning of year                       29,296,160         26,459,240            155,544                 --
                                             ---------------------------------------------------------------------
Assets end of period                         $ 14,528,264       $ 29,296,160       $  1,162,263       $    155,544
                                             =====================================================================

* Reflects the period from commencement of operations May 1, 2001 through September 30, 2001.

** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                          SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                                                               SMALL
      SMALL COMPANY BLEND                   SMALL COMPANY VALUE               MID CAP                  STRATEGIC BOND
-----------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED        PERIOD ENDED      PERIOD ENDED        YEAR ENDED
SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00        SEPT. 30/01*      SEPT. 30/01         DEC. 31/00
-----------------------------------------------------------------------------------------------------------------------------

$     11,383       $    166,689       $      7,567       $      2,245       $         --      $    394,888       $    286,876
    (600,023)          (184,160)            19,835             93,029                 --           (56,948)           (66,380)

      14,684           (603,705)          (497,785)            48,360                297           (67,521)            61,320
-----------------------------------------------------------------------------------------------------------------------------

    (573,956)          (621,176)          (470,383)           143,634                297           270,419            281,816
-----------------------------------------------------------------------------------------------------------------------------


     603,264          1,152,722          1,027,189            747,241                 --           720,136          1,165,949
    (153,624)           (46,909)          (366,799)          (104,932)                --          (453,601)          (235,557)
      (3,918)           (27,509)           (84,747)            (9,018)                --           (15,692)           (45,301)
     417,143            954,977          1,117,166          1,241,872             11,989           228,800            304,387
-----------------------------------------------------------------------------------------------------------------------------

     862,865          2,033,281          1,692,809          1,875,163             11,989           479,643          1,189,478
-----------------------------------------------------------------------------------------------------------------------------

     288,909          1,412,105          1,222,426          2,018,797             12,286           750,062          1,471,294

   1,793,734            381,629          3,119,400          1,100,603                 --         4,952,630          3,481,336
-----------------------------------------------------------------------------------------------------------------------------
$  2,082,643       $  1,793,734       $  4,341,826       $  3,119,400       $     12,286      $  5,702,692       $  4,952,630
=============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)

                                                                SUB-ACCOUNT
                                             --------------------------------------------------
                                              STRATEGIC
                                                GROWTH             STRATEGIC OPPORTUNITIES
                                             --------------------------------------------------
                                             PERIOD ENDED       PERIOD ENDED        YEAR ENDED
                                             SEPT. 30/01*       SEPT. 30/01         DEC. 31/00
                                             --------------------------------------------------
Income:
Net investment income during the period      $         --       $  4,829,644       $  4,905,140
Realized gain (loss) during the period             (2,951)          (537,147)          (440,187)
Unrealized appreciation (depreciation)
 during the period                                (89,392)       (14,379,220)        (6,852,403)
                                             --------------------------------------------------
Net increase (decrease) in assets from
 operations                                       (92,343)       (10,086,723)        (2,387,450)
                                             --------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                         88,813          5,016,270          5,698,436
  Transfer on termination                          (5,156)        (2,330,146)        (2,255,941)
  Transfer on policy loans                             --           (106,772)          (210,773)
  Net interfund transfers                         417,702             11,284            333,630
                                             --------------------------------------------------

Net increase (decrease) in assets from
  principal transactions                          501,359          2,590,636          3,565,352
                                             --------------------------------------------------

Total increase (decrease) in assets               409,016         (7,496,087)         1,177,902

Assets beginning of year                               --         33,858,271         32,680,369
                                             --------------------------------------------------
Assets end of period                         $    409,016       $ 26,362,184       $ 33,858,271
                                             ==================================================

* Reflects the period from commencement of operations May 1, 2001 through September 30, 2001.

** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                         SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
                                          TELE-                                                             TOTAL
      TACTICAL ALLOCATION            COMMUNICATIONS                TOTAL RETURN                      STOCK MARKET INDEX
------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED       PERIOD ENDED       PERIOD ENDED       PERIOD ENDED        YEAR ENDED        PERIOD ENDED       PERIOD ENDED
SEPT. 30/01        DEC. 31/00**       SEPT. 30/01*       SEPT. 30/01         DEC. 31/00        SEPT. 30/01        DEC. 31/00**
------------------------------------------------------------------------------------------------------------------------------

$        187       $     11,333       $         --       $    151,288       $     29,836       $         --       $      2,748
      (4,742)               (20)              (155)            26,067              6,187            (50,121)              (239)

     (89,776)           (24,796)            (6,317)           186,216            145,527           (271,537)           (22,955)
------------------------------------------------------------------------------------------------------------------------------

     (94,331)           (13,483)            (6,472)           363,571            181,550           (321,658)           (20,446)
------------------------------------------------------------------------------------------------------------------------------


     102,322            270,846              7,053          1,402,464            800,492            729,903            199,595
     (33,053)            (7,090)              (641)          (215,518)           (68,577)           (67,056)            (9,092)
      (5,527)            (3,393)                --                273            (48,429)            (6,453)                --
      68,340             70,288             13,787          1,748,315          1,016,257            988,542            123,776
------------------------------------------------------------------------------------------------------------------------------

     132,082            330,651             20,199          2,935,534          1,699,743          1,644,936            314,279
------------------------------------------------------------------------------------------------------------------------------

      37,751            317,168             13,727          3,299,105          1,881,293          1,323,278            293,833

     317,168                 --                 --          2,360,830            479,537            293,833                 --
------------------------------------------------------------------------------------------------------------------------------
$    354,919       $    317,168       $     13,727       $  5,659,935       $  2,360,830       $  1,617,111       $    293,833
==============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)

                                                                         SUB-ACCOUNT
                                             ---------------------------------------------------------------------
                                                     U.S. GOVERNMENT
                                                        SECURITIES                      U.S. LARGE CAP VALUE
                                             ---------------------------------------------------------------------
                                             PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                             SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00
                                             ---------------------------------------------------------------------
Income:
Net investment income during the period      $    358,458       $    319,991       $     93,316       $     30,478
Realized gain (loss) during the period            (19,278)           (33,921)            23,952              2,018
Unrealized appreciation (depreciation)
 during the period                                134,033            189,826         (1,843,346)            35,510
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
 operations                                       473,213            475,896         (1,726,078)            68,006
                                             ---------------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                      1,147,603          1,442,818          2,273,866          3,097,133
  Transfer on termination                        (308,768)          (420,953)          (510,296)          (306,562)
  Transfer on policy loans                        (14,414)             1,677             (1,781)            (6,546)
  Net interfund transfers                       1,093,089           (710,743)         1,126,682          2,799,989
                                             ---------------------------------------------------------------------

Net increase (decrease) in assets from
  principal transactions                        1,917,510            312,799          2,888,471          5,584,014
                                             ---------------------------------------------------------------------

Total increase (decrease) in assets             2,390,723            788,695          1,162,393          5,652,020

Assets beginning of year                        5,347,411          4,558,716          7,545,950          1,893,930
                                             ---------------------------------------------------------------------
Assets end of period                         $  7,738,134       $  5,347,411       $  8,708,343       $  7,545,950
                                             =====================================================================

* Reflects the period from commencement of operations May 1, 2001 through September 30, 2001.
** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                      SUB-ACCOUNT
----------------------------------------------------------------------------------------
 UTILITIES                      VALUE                               500 INDEX                               TOTAL
------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED       PERIOD ENDED        YEAR ENDED        PERIOD ENDED       PERIOD ENDED       PERIOD ENDED        YEAR ENDED
SEPT. 30/01*       SEPT. 30/01         DEC. 31/00        SEPT. 30/01        DEC. 31/00**       SEPT. 30/01         DEC. 31/00
------------------------------------------------------------------------------------------------------------------------------

$         --       $    393,971       $         --       $        165       $     11,246       $ 43,806,480       $ 51,387,171
        (950)           187,525           (204,029)          (209,591)           (16,940)       (22,484,207)        22,080,244

     (15,122)        (1,644,780)         1,955,231         (1,558,734)          (273,894)      (200,002,612)      (115,641,365)
------------------------------------------------------------------------------------------------------------------------------

     (16,072)        (1,063,284)         1,751,202         (1,768,160)          (279,588)      (178,680,339)       (42,173,950)
------------------------------------------------------------------------------------------------------------------------------


      18,596          2,363,187          1,668,925          3,795,009          3,899,444        150,313,807        214,068,040
      (1,826)          (826,947)          (372,336)          (389,150)          (203,952)       (59,657,533)       (70,163,910)
          --            (93,395)          (118,965)             1,448            (18,727)        (3,455,976)        (7,067,602)
      68,363          3,695,369          1,097,532          1,556,339          1,953,381         (1,284,344)           275,952
------------------------------------------------------------------------------------------------------------------------------

      85,133          5,138,214          2,275,156          4,963,646          5,630,146         85,915,954        137,112,480
------------------------------------------------------------------------------------------------------------------------------

      69,061          4,074,930          4,026,358          3,195,486          5,350,558        (92,764,385)        94,938,530

          --          9,109,405          5,083,047          5,350,558                 --        778,688,317        683,749,787
------------------------------------------------------------------------------------------------------------------------------
$     69,061       $ 13,184,335       $  9,109,405       $  8,546,044       $  5,350,558       $685,923,932       $778,688,317
==============================================================================================================================

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Notes to Financial Statements

                         September 30, 2001 (Unaudited)

1. ORGANIZATION

The Manufacturers Life Insurance Company of America Separate Account Three (the Account) is a separate account established by The Manufacturers Life Insurance Company of America (the Company). The account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and invests in sixty sub-accounts of Manufacturers Investment Trust (the Trust). The account is a funding vehicle for allocation of net premiums under single premium variable life and variable universal life insurance contracts (the Contracts) issued by the Company. The Account was established by the Company, a life insurance company organized in 1983 under Michigan law. The Company is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company (Manulife Financial), a Canadian life insurance company. Each investment sub-account invests solely in shares of a particular portfolio of the Trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The Company is required to maintain assets in the Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-accounts of the Account have been replaced with new sub-accounts as follows:

    PREVIOUS FUND                     NEW FUND                 EFFECTIVE DATE
    -------------                     --------                 --------------
 Mid Cap Blend Trust        Strategic Opportunities Trust        May 1, 2001
 Mid Cap Growth Trust           All Cap Growth Trust             May 2, 2000

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)



1. ORGANIZATION (CONTINUED)

The following sub-accounts of the Account were added as investment options for variable life insurance contract holders of the Company:

                                                     Commencement of
                                                      Operations of
                                                     the Sub-accounts
                                                     ----------------
All Cap Value Trust                                     May 1, 2001
Capital Appreciation Trust                              May 1, 2001
Capital Opportunities Trust                             May 1, 2001
Dynamic Growth Trust                                    May 2, 2000
Equity Growth Trust                                     May 1, 2001
Equity Value Trust                                      May 1, 2001
Financial Services Trust                                May 1, 2001
Fundamental Value Trust                                 May 1, 2001
Global Value Trust                                      May 1, 2001
Health Sciences Trust                                   May 1, 2001
International Index Trust                               May 2, 2000
Internet Technologies Trust                             May 2, 2000
Managed Bond Trust                                      May 1, 2001
Mid Cap Growth Trust                                    May 1, 2001
Mid Cap Index Trust                                     May 2, 2000
Mid Cap Opportunities Trust                             May 1, 2001
Mid Cap Value Trust                                     May 1, 2001
Quantitative Mid Cap Trust                              May 1, 2001
Small Cap Index Trust                                   May 2, 2000
Small Mid Cap Trust                                     May 1, 2001
Strategic Growth Trust                                  May 1, 2001
Tactical Allocation Trust                               May 2, 2000
Telecommunications Trust                                May 1, 2001
Total Stock Market Index Trust                          May 2, 2000
Utilities Trust                                         May 1, 2001
500 Index Trust                                         May 2, 2000

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)




2. SIGNIFICANT ACCOUNTING POLICIES

Investments are made in the portfolios of the Trust and are valued at the reported net asset value of such portfolios. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

3. PREMIUM DEDUCTIONS

Manufacturers Life of America deducts certain charges for state, local, and federal taxes from the gross premium before placing the remaining net premiums in the sub-accounts.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)




4. PURCHASES AND SALES

The following table shows aggregate cost of shares purchased and proceeds from shares sold of each Trust portfolio for the period ended September 30, 2001:

                                                   PURCHASES            SALES
                                                 -------------------------------
Aggressive Growth Trust                          $  2,054,859       $    566,234
All Cap Growth Trust                                5,783,223          2,900,364
All Cap Value Trust                                   142,523             10,349
Balanced Trust                                      2,254,696          2,794,739
Blue Chip Growth Trust                              9,427,349          2,229,697
Capital Appreciation Trust                            104,338                844
Capital Opportunities Trust                           212,450             11,441
Diversified Bond Trust                              2,538,733            339,305
Dynamic Growth Trust                                1,240,633            190,853
Emerging Small Company Trust                        6,718,136          6,159,580
Equity Growth Trust                                    11,989                  -
Equity Income Trust                                 9,040,478          2,332,730
Equity Index Trust                                  7,485,491          5,434,392
Equity Value Trust                                     23,978                  -
Financial Services Trust                              225,683             51,623
Fundamental Value Trust                             1,350,449             11,593
Global Bond Trust                                     215,881             75,770
Global Equity Trust                                 9,322,814          6,885,833
Global Value Trust                                     11,989                  -
Growth Trust                                        3,257,972          1,722,751
Growth & Income Trust                               9,084,781          1,767,986
Health Sciences Trust                                 465,427              5,233
High Yield Trust                                    4,268,927          2,956,993
Income and Value Trust                              2,146,652            275,827
International Index Trust                             574,933             40,067
International Small Cap Trust                       9,277,917          9,078,427
International Stock Trust                          11,924,058          9,514,485
International Value Trust                           2,990,356          1,621,428
Internet Technologies Trust                           305,875            125,885
Investment Quality Bond Trust                       5,671,632          3,049,377
Large Cap Growth Trust                              4,895,488            761,163
Lifestyle Aggressive 1000 Trust                     1,887,588            218,664
Lifestyle Balanced 640 Trust                        4,474,690            605,966
Lifestyle Conservative 280 Trust                      418,596            294,198
Lifestyle Growth 820 Trust                          7,898,232          2,608,605
Lifestyle Moderate 460 Trust                          965,332            233,954
Managed Bond Trust                                     59,945                  -
Mid Cap Growth Trust                                  352,710              4,478
Mid Cap Index Trust                                 2,256,921          1,403,166
Mid Cap Opportunities Trust                            81,532                884
Mid Cap Stock Trust                                 1,357,981            357,232
Mid Cap Value Trust                                   860,430             17,200
Money Market Trust                                 80,068,510         67,347,658
Overseas Trust                                     15,932,237         14,439,588
Pacific Rim Emerging Markets Trust                  6,511,137          6,234,823
Quantitative Equity Trust                          14,558,114          4,788,612

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)




4. PURCHASES AND SALES (CONTINUED)

                                                   PURCHASES            SALES
                                                 -------------------------------
Quantitative Mid Cap Trust                             33,091                199
Real Estate Securities Trust                        3,347,906          3,156,182
Science & Technology Trust                         11,891,536          7,079,128
Small Cap Index Trust                               2,997,334          1,661,485
Small Company Blend Trust                           2,094,643          1,220,396
Small Company Value Trust                           3,090,364          1,389,987
Small Mid Cap Trust                                    11,989                  -
Strategic Bond Trust                                1,499,343            624,811
Strategic Growth Trust                                520,196             18,837
Strategic Opportunities Trust                       9,755,866          2,335,586
Tactical Allocation Trust                             158,628             26,359
Telecommunications Trust                               20,619                420
Total Return Trust                                  3,494,106            407,284
Total Stock Market Index Trust                      2,637,202            992,266
U.S. Government Securities Trust                    3,609,457          1,333,490
U.S. Large Cap Value Trust                          3,453,798            472,011
Utilities Trust                                        91,479              6,346
Value Trust                                         6,774,769          1,242,583
500 Index Trust                                     5,974,761          1,010,949
                                                 -------------------------------
Total                                            $312,170,752       $182,448,316
                                                 ===============================

5. UNIT VALUES

A summary of the accumulation unit values at September 30, 2001 and December 31, 2000 and the accumulation units and dollar value outstanding at September 30, 2001 for the variable life contracts are as follows:

                                              2000                                    2001
                                          ------------------------------------------------------------------------
                                           UNIT VALUE          UNIT VALUE             UNITS              DOLLARS
                                          ------------------------------------------------------------------------
Aggressive Growth Trust                   $      20.77        $      13.48             437,599        $  5,897,048
All Cap Growth Trust                             25.28               16.30             827,136          13,484,917
All Cap Value Trust                                 --               10.68              10,683             114,092
Balanced Trust                                   26.74               22.44           1,283,867          28,811,614
Blue Chip Growth Trust                           23.95               18.01           1,684,196          30,327,232
Capital Appreciation Trust                          --                9.54               8,314              79,282
Capital Opportunities Trust                         --                9.13              18,475             168,673
Diversified Bond Trust                           14.42               15.41             358,520           5,525,336
Dynamic Growth Trust                              7.98                4.18             360,959           1,507,921
Emerging Small Company Trust                     71.65               44.53           1,260,011          56,108,198
Equity Growth Trust                                 --               10.60               1,206              12,785
Equity Income Trust                              18.80               17.69           1,575,167          27,856,659
Equity Index Trust                               21.57               17.13           3,442,167          58,952,512
Equity Value Trust                                  --               11.29               2,237              25,253
Financial Services Trust                            --               10.59              14,888             157,669
Fundamental Value Trust                             --               10.58             111,039           1,174,790
Global Bond Trust                                13.49               13.93              64,830             903,172
Global Equity Trust                              19.04               14.63             622,162           9,099,307
Global Value Trust                                  --               11.57               1,102              12,749

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)




5. UNIT VALUES (CONTINUED)

                                              2000                                    2001
                                          ------------------------------------------------------------------------
                                           UNIT VALUE          UNIT VALUE             UNITS              DOLLARS
                                          ------------------------------------------------------------------------
Growth Trust                                     18.51               12.73             978,277          12,455,020
Growth and Income Trust                          21.79               17.59           2,630,227          46,260,544
Health Sciences Trust                               --               12.01              35,646             428,104
High Yield Trust                                 14.00               12.79             386,002           4,936,161
Income and Value Trust                           16.28               14.67             463,213           6,794,948
International Index Trust                        11.27                8.25              67,957             560,482
International Small Cap Trust                    18.53               11.30             370,322           4,184,079
International Stock Trust                        15.12               10.88           1,864,008          20,285,996
International Value Trust                        12.14                9.68             249,471           2,413,908
Internet Technologies Trust                       7.03                2.77             127,271             352,541
Investment Quality Bond Trust                    15.87               17.05           1,730,216          29,499,957
Large Cap Growth Trust                           19.42               12.32           1,024,074          12,612,943
Lifestyle Aggressive 1000 Trust                  16.33               12.44             370,731           4,610,606
Lifestyle Balanced 640 Trust                     17.18               15.27             761,113          11,621,467
Lifestyle Conservative 280 Trust                 16.95               17.15              19,881             340,855
Lifestyle Growth 820 Trust                       17.09               14.03           1,592,778          22,342,471
Lifestyle Moderate 460 Trust                     17.10               16.21             129,781           2,103,628
Managed Bond Trust                                  --               13.04               4,647              60,595
Mid Cap Growth Trust                                --                8.14              30,733             250,169
Mid Cap Index Trust                              13.39               11.18              99,989           1,118,021
Mid Cap Opportunities Trust                         --                8.46               8,060              68,187
Mid Cap Stock Trust                              12.10                8.92             240,094           2,141,641
Mid Cap Value Trust                                 --               11.56              67,628             781,779
Money Market Trust                               20.28               20.90           3,665,791          76,619,838
Overseas Trust                                   15.41               11.26             514,910           5,799,745
Pacific Rim Emerging Markets Trust                8.97                6.44           1,061,853           6,842,619
Quantitative Equity Trust                        56.45               39.04           1,199,410          46,826,333
Quantitative Mid Cap Trust                          --                9.18               3,607              33,115
Real Estate Securities Trust                     38.08               38.07             600,645          22,866,188
Science & Technology Trust                       26.51               11.52           1,260,906          14,528,264
Small Cap Index Trust                            11.70                9.84             118,156           1,162,263
Small Company Blend Trust                        12.90                9.93             209,799           2,082,643
Small Company Value Trust                         9.76                9.02             481,504           4,341,826
Small Mid Cap Trust                                 --               10.75               1,143              12,286
Strategic Bond Trust                             15.15               15.93             357,999           5,702,692
Strategic Growth Trust                              --                9.23              44,314             409,016
Strategic Opportunities Trust                    17.74               12.77           2,063,786          26,362,184
Tactical Allocation Trust                        12.10                9.50              37,350             354,919
Telecommunications Trust                            --                6.62               2,074              13,727
Total Return Trust                               13.72               14.88             380,451           5,659,935
Total Stock Market Index Trust                   11.24                8.88             182,053           1,617,111
U.S. Government Securities Trust                 13.21               14.19             545,379           7,738,134
U.S. Large Cap Value Trust                       13.20               10.97             793,494           8,708,343
Utilities Trust                                     --                9.28               7,442              69,061
Value Trust                                      17.20               16.07             820,183          13,184,335
500 Index Trust                                  11.30                8.96             953,916           8,546,044
                                                                                                      ------------
Total                                                                                                 $685,923,932
                                                                                                      ============

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)




6. RELATED PARTY TRANSACTIONS

ManEquity, Inc., a registered broker-dealer and indirect wholly owned subsidiary of Manulife Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement with the Company. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state insurance laws, sell the Contracts. Registered representatives are compensated on a commission basis.

The Company has a formal service agreement with its affiliates, Manulife Financial and The Manufacturers Life Insurance Company (U.S.A.) ("Manulife U.S.A."), which can be terminated by either party upon two months notice. Under this Agreement, the Company pays for legal, actuarial, investment and certain other administrative services.

7. SUBSEQUENT EVENT

Subject to the approval of state and federal regulators and effective for January 1, 2002, it is the intention to transfer all of the Company's Variable business to Manulife U.S.A. via an assumption reinsurance agreement. As a result, products currently sold and administered under the name of the Company will be offered and administered under the name of Manulife U.S.A.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
SEPARATE ACCOUNT THREE

Audited Financial Statements

Years ended December 31, 2000 and 1999 with Report of Independent Auditors

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Audited Financial Statements


                     Years ended December 31, 2000 and 1999


                                    CONTENTS

Report of Independent Auditors.............................................   1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity............................   2
Statements of Operations and Changes in Contract Owners' Equity............   3
Notes to Financial Statements.............................................   21

                         Report of Independent Auditors

To the Contract Owners of
The Manufacturers Life Insurance Company of America Separate Account Three

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company of America Separate Account Three as of December 31, 2000 and the related statements of operations and changes in contract owners' equity for each of the periods presented therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of America Separate Account Three at December 31, 2000, and the results of its operations and the changes in its contract owners' equity for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP


February 2, 2001

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2000

ASSETS
Investments at market value:
   Sub-Accounts:
     Aggressive Growth Trust - 414,568 shares (cost $8,317,795)                           $    7,404,188
     All Cap Growth Trust - 917,816 shares (cost $21,435,305)                                 18,952,901
     Balanced Trust - 2,301,089 shares (cost $41,156,745)                                     35,574,830
     Blue Chip Growth Trust - 1,740,059 shares (cost $34,754,268)                             35,027,389
     Diversified Bond Trust - 311,760 shares (cost $3,265,279)                                 3,264,125
     Dynamic Growth Trust - 185,672 shares (cost $2,011,883)                                   1,481,662
     Emerging Small Company Trust - 2,675,893 shares (cost $68,799,429)                       93,709,783
     Equity Income Trust - 1,541,771 shares (cost $24,918,914)                                25,947,998
     Equity Index Trust - 4,534,540 shares (cost $72,791,172)                                 74,366,453
     Global Bond Trust 64,239 shares (cost $737,497)                                             733,612
     Global Equity Trust - 604,842 shares (cost $10,311,871)                                  11,177,484
     Growth Trust - 929,129 shares (cost $21,769,812)                                         16,482,743
     Growth and Income Trust - 1,839,411 shares (cost $49,602,514)                            52,496,785
     High Yield Trust - 396,203 shares (cost $5,141,212)                                       4,615,768
     Income and Value Trust - 566,502 shares (cost $6,727,177)                                 5,982,262
     International Index Trust - 14,306 shares (cost $165,548)                                   158,938
     International Small Cap Trust - 403,953 shares (cost $7,928,391)                          6,624,824
     International Stock Trust - 2,081,416 shares (cost $29,313,291)                          26,662,943
     International Value Trust - 133,744 shares (cost $1,579,527)                              1,612,952
     Internet Technologies Trust - 91,624 shares (cost $1,060,691)                               644,117
     Investment Quality Bond Trust - 2,262,945 shares (cost $26,320,858)                      26,566,974
     Large Cap Growth Trust - 1,041,019 shares (cost $15,668,005)                             13,096,022
     Lifestyle Aggressive 1000 Trust - 355,321 shares (cost $4,789,421)                        4,651,150
     Lifestyle Balanced 640 Trust - 732,304 shares (cost $9,796,654)                           9,915,393
     Lifestyle Conservative 280 Trust - 16,890 shares (cost $221,862)                            222,609
     Lifestyle Growth 820 Trust - 1,751,576 shares (cost $24,247,282)                         23,821,430
     Lifestyle Moderate 460 Trust - 122,270 shares (cost $1,633,000)                           1,590,737
     Mid Cap Blend Trust - 1,932,550 shares (cost $37,279,394)                                33,858,271
     Mid Cap Index Trust - 41,943 shares (cost $556,459)                                         550,706
     Mid Cap Stock Trust - 144,085 shares (cost $1,819,018)                                    1,743,424
     Money Market Trust - 6,389,899 shares (cost $63,898,986)                                 63,898,986
     Overseas Trust - 581,540 shares (cost $7,200,225)                                         6,926,139
     Pacific Rim Emerging Markets Trust - 1,127,991 shares (cost $10,976,143)                  9,249,526
     Quantitative Equity Trust - 2,533,760 shares (cost $57,968,253)                          66,536,535
     Real Estate Securities Trust - 1,509,058 shares (cost $23,955,631)                       23,496,035
     Science and Technology Trust - 1,260,592 shares (cost $42,396,074)                       29,296,160
     Small Cap Index Trust - 13,777 shares (cost $165,715)                                       155,544
     Small Company Blend Trust - 158,597 shares (cost $2,356,277)                              1,793,734
     Small Company Value Trust - 240,324 shares (cost $2,971,748)                              3,119,400
     Strategic Bond Trust - 453,123 shares (cost $5,014,118)                                   4,952,630
     Tactical Allocation Trust - 27,178 shares (cost $341,964)                                   317,168
     Total Return Trust - 176,445 shares (cost $2,214,939)                                     2,360,830
     Total Stock Market Index Trust - 26,376 shares (cost $316,787)                              293,833
     U.S. Government Securities Trust - 394,061 shares (cost $5,223,915)                       5,347,411
     U.S. Large Cap Value Trust - 576,467 shares (cost $7,414,578)                             7,545,950
     Value Trust - 552,755 shares (cost $7,722,162)                                            9,109,405
     500 Index Trust - 474,340 shares (cost $5,624,453)                                        5,350,558
                                                                                            ------------
Total assets                                                                                $778,688,317
                                                                                            ============

CONTRACT OWNERS' EQUITY
Variable life contracts                                                                     $778,688,317
                                                                                            ============


See accompanying notes.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity



                                                                                      SUB-ACCOUNT
                                                        --------------------------------------------------------------------
                                                                AGGRESSIVE GROWTH                    ALL CAP GROWTH
                                                        --------------------------------------------------------------------
                                                          YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                           DEC. 31/00        DEC. 31/99       DEC. 31/00        DEC. 31/99
                                                        --------------------------------------------------------------------
Income:
   Net investment income (loss) during the year         $         -       $         -     $    1,203,584    $      893,908
   Realized gain (loss) during the year                      781,308           201,319         1,755,854           465,497
   Unrealized appreciation (depreciation) during
     the year                                             (1,388,722)          399,725        (5,835,143)        2,522,463
                                                        --------------------------------------------------------------------
Net increase (decrease) in assets from operations           (607,414)          601,044        (2,875,705)        3,881,868
                                                        --------------------------------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                                2,881,144           595,127         5,299,576         1,888,993
   Transfer on termination                                  (306,391)         (133,411)       (1,097,397)         (645,925)
   Transfer on policy loans                                  (53,389)             (156)         (261,519)          (17,003)
   Net interfund transfers                                 3,030,368          (206,543)        3,919,834         2,996,672
                                                        --------------------------------------------------------------------
Net increase (decrease) in assets from principal
   transactions                                            5,551,732           255,017         7,860,494         4,222,737
                                                        --------------------------------------------------------------------
Total increase (decrease) in assets                        4,944,318           856,061         4,984,789         8,104,605

Assets beginning of year                                   2,459,870         1,603,809        13,968,112         5,863,507
                                                        --------------------------------------------------------------------
Assets end of year                                      $  7,404,188      $  2,459,870    $   18,952,901    $   13,968,112
                                                        ====================================================================


See accompanying notes.

                                                    SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
                                                                        CAPITAL GROWTH
              BALANCED                       BLUE CHIP GROWTH                BOND                DIVERSIFIED BOND
---------------------------------------------------------------------------------------------------------------------------
       YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED
       DEC. 31/00        DEC. 31/99       DEC. 31/00       DEC. 31/99        DEC. 31/99       DEC. 31/00       DEC. 31/99
---------------------------------------------------------------------------------------------------------------------------
  $    1,922,658    $    3,363,625    $    1,256,181   $      704,256    $    1,504,363    $    236,515      $     96,499
         720,883         1,479,053         1,099,991          613,535          (404,112)        (34,002)           (9,175)

      (6,253,446)       (5,660,915)       (3,834,145)       2,347,320        (1,309,718)         45,990           (72,120)
---------------------------------------------------------------------------------------------------------------------------
      (3,609,905)         (818,237)       (1,477,973)       3,665,111          (209,467)        248,503            15,204
---------------------------------------------------------------------------------------------------------------------------

       4,618,303         5,916,660        10,092,471        6,033,752         1,253,415         815,715           561,745
      (5,579,871)       (5,526,738)       (2,477,865)      (1,605,280)         (627,273)       (127,254)          (59,417)
        (296,021)         (340,550)         (326,876)        (118,582)          (25,224)        (39,836)           (1,024)
      (4,910,092)       (4,108,655)        3,417,891        7,106,796       (21,636,729)        623,649           276,738
---------------------------------------------------------------------------------------------------------------------------
      (6,167,681)       (4,059,283)       10,705,621       11,416,686       (21,035,811)      1,272,274           778,042
---------------------------------------------------------------------------------------------------------------------------
      (9,777,586)       (4,877,520)        9,227,648       15,081,797       (21,245,278)      1,520,777           793,246

      45,352,416        50,229,936        25,799,741       10,717,944        21,245,278       1,743,348           950,102
---------------------------------------------------------------------------------------------------------------------------
  $   35,574,830    $   45,352,416    $   35,027,389   $   25,799,741    $           --    $  3,264,125      $  1,743,348
===========================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                          SUB-ACCOUNT
                                                        ---------------------------------------------------
                                                         DYNAMIC GROWTH        EMERGING SMALL COMPANY
                                                        ---------------------------------------------------
                                                        PERIOD ENDED DEC.  YEAR ENDED DEC.  YEAR ENDED DEC.
                                                             31/00**            31/00            31/99
                                                        ---------------------------------------------------
 Income:
    Net investment income (loss) during the year        $         -      $   10,861,111   $      931,296
    Realized gain (loss) during the year                     (34,245)         6,301,844        2,234,670
    Unrealized appreciation (depreciation) during
      the year                                              (530,220)       (20,697,016)      40,955,434
                                                        ---------------------------------------------------
 Net increase (decrease) in assets from operations          (564,465)        (3,534,061)      44,121,400
                                                        ---------------------------------------------------
 Changes from principal transactions:
    Transfer of net premiums                               1,038,582         10,324,298        9,489,193
    Transfer on termination                                 (116,055)       (11,469,437)      (8,527,672)
    Transfer on policy loans                                 (44,428)        (1,229,828)        (504,673)
    Net interfund transfers                                1,168,028         (2,950,927)      (8,765,065)
                                                        ---------------------------------------------------
 Net increase (decrease) in assets from principal
    transactions                                           2,046,127         (5,325,894)      (8,308,217)
                                                        ---------------------------------------------------
 Total increase (decrease) in assets                       1,481,662         (8,859,955)      35,813,183

 Assets beginning of year                                          -        102,569,738       66,756,555
                                                        ---------------------------------------------------
 Assets end of year                                     $  1,481,662     $   93,709,783   $  102,569,738
                                                        ===================================================


** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.


See accompanying notes.

                                               SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
              EQUITY INCOME                      EQUITY INDEX                        GLOBAL BOND
----------------------------------------------------------------------------------------------------------
       YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
       DEC.31/00         DEC. 31/99       DEC. 31/00       DEC. 31/99        DEC. 31/00        DEC. 31/99
----------------------------------------------------------------------------------------------------------
   $    2,760,281   $    1,458,179    $      221,869   $    1,825,519      $   18,358       $   43,890
          (80,630)         374,940         2,696,756        3,651,616          (7,326)         (70,367)

          150,879       (1,255,027)      (10,555,450)       5,860,560           4,720          (14,905)
----------------------------------------------------------------------------------------------------------
        2,830,530          578,092        (7,636,825)      11,337,695          15,752          (41,382)
----------------------------------------------------------------------------------------------------------

        3,349,523        3,893,423        15,766,592       18,917,139         220,199          124,531
       (1,273,761)      (1,286,389)       (6,954,587)      (4,357,423)        (33,905)         (33,062)
          (53,101)         (77,443)         (248,765)        (494,140)         (2,085)             (11)
         (900,697)         311,991        (1,523,237)       5,753,290         (39,466)        (117,727)
----------------------------------------------------------------------------------------------------------
        1,121,964        2,841,582         7,040,003       19,818,866         144,743          (26,269)
----------------------------------------------------------------------------------------------------------
        3,952,494        3,419,674          (596,822)      31,156,561         160,495          (67,651)

       21,995,504       18,575,830        74,963,275       43,806,714         573,117          640,768
----------------------------------------------------------------------------------------------------------
   $   25,947,998   $   21,995,504    $   74,366,453   $   74,963,275      $  733,612       $  573,117
==========================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                                   SUB-ACCOUNT
                                                       --------------------------------------------------------------------
                                                                 GLOBAL EQUITY                          GROWTH
                                                       --------------------------------------------------------------------
                                                           YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                           DEC. 31/00        DEC. 31/99       DEC. 31/00       DEC. 31/99
                                                       --------------------------------------------------------------------
Income:
   Net investment income (loss) during the year        $    1,026,287     $    493,157    $    1,603,161    $      447,543
   Realized gain (loss) during the year                      (631,106)        (155,359)          695,686           530,120
   Unrealized appreciation (depreciation) during
     the year                                                 740,951         (121,909)       (8,128,839)        2,359,746
                                                       --------------------------------------------------------------------
Net increase (decrease) in assets from operations           1,136,132          215,889        (5,829,992)        3,337,409
                                                       --------------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                                 2,106,572        1,527,332         6,069,409         2,817,768
   Transfer on termination                                   (515,552)        (386,590)       (1,297,222)         (500,367)
   Transfer on policy loans                                   (14,792)         (21,561)         (120,470)          (74,903)
   Net interfund transfers                                  1,068,265        1,818,979         3,009,403         2,324,764
                                                       --------------------------------------------------------------------
Net increase (decrease) in assets from principal
   transactions                                             2,644,493        2,938,160         7,661,120         4,567,262
                                                       --------------------------------------------------------------------
Total increase (decrease) in assets                         3,780,625        3,154,049         1,831,128         7,904,671

Assets beginning of year                                    7,396,859        4,242,810        14,651,615         6,746,944
                                                       --------------------------------------------------------------------
Assets end of year                                     $   11,177,484     $  7,396,859    $   16,482,743    $   14,651,615
                                                       ====================================================================

        See accompanying notes.

                                                  SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
           GROWTH AND INCOME                       HIGH YIELD                     INCOME AND VALUE
---------------------------------------------------------------------------------------------------------
      YEAR ENDED        YEAR ENDED         YEAR ENDED      YEAR ENDED        YEAR ENDED       YEAR ENDED
      DEC. 31/00        DEC. 31/99         DEC. 31/00      DEC. 31/99        DEC. 31/00       DEC. 31/99
---------------------------------------------------------------------------------------------------------
   $    3,025,404   $    1,278,189     $     14,646     $    340,814        $1,092,315     $    408,866
          985,560        1,264,337          (62,640)         (57,295)          (16,392)          13,556

       (7,885,806)       4,417,624         (346,754)         (69,365)         (833,733)         (94,286)
---------------------------------------------------------------------------------------------------------
       (3,874,842)       6,960,150         (394,748)         214,154           242,190          328,136
---------------------------------------------------------------------------------------------------------

       11,665,612        7,477,562        1,336,937          799,494         1,131,379        1,638,769
       (3,632,508)      (3,261,292)        (275,933)        (179,923)         (459,846)        (330,215)
         (666,144)        (176,590)         (56,383)          (4,294)          (15,719)          (9,200)
        1,931,597        2,945,525          182,737          891,770           329,751            1,531
---------------------------------------------------------------------------------------------------------
        9,298,557        6,985,205        1,187,358        1,507,047           985,565        1,300,885
---------------------------------------------------------------------------------------------------------
        5,423,715       13,945,355          792,610        1,721,201         1,227,755        1,629,021

       47,073,070       33,127,715        3,823,158        2,101,957         4,754,507        3,125,486
---------------------------------------------------------------------------------------------------------
   $   52,496,785   $   47,073,070     $  4,615,768     $  3,823,158        $5,982,262     $  4,754,507
=========================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                           SUB-ACCOUNT
                                                       --------------------------------------------------
                                                         INTERNATIONAL
                                                             INDEX            INTERNATIONAL SMALL CAP
                                                       --------------------------------------------------
                                                          PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                          DEC. 31/00**       DEC. 31/00       DEC. 31/99
                                                       --------------------------------------------------
 Income:
    Net investment income (loss) during the year       $      2,220         $1,275,987     $      9,451
    Realized gain (loss) during the year                       (982)          (941,463)       1,126,604
    Unrealized appreciation (depreciation) during
      the year                                               (6,610)        (2,864,772)       1,360,161
                                                       --------------------------------------------------
 Net increase (decrease) in assets from operations           (5,372)        (2,530,248)       2,496,216
                                                       --------------------------------------------------
 Changes from principal transactions:
    Transfer of net premiums                                125,117          2,151,313          826,503
    Transfer on termination                                  (5,611)          (399,289)        (206,773)
    Transfer on policy loans                                 (6,792)          (227,364)         (11,684)
    Net interfund transfers                                  51,596          2,099,442         (266,727)
                                                       --------------------------------------------------
 Net increase (decrease) in assets from principal
    transactions                                            164,310          3,624,102          341,319
                                                       --------------------------------------------------
 Total increase (decrease) in assets                        158,938          1,093,854        2,837,535

 Assets beginning of year                                         -          5,530,970        2,693,435
                                                       --------------------------------------------------
 Assets end of year                                    $    158,938         $6,624,824     $  5,530,970
                                                       ==================================================


  * Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.


** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.


See accompanying notes.

                                                          SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                                                              INTERNET
          INTERNATIONAL STOCK                 INTERNATIONAL VALUE           TECHNOLOGIES         INVESTMENT QUALITY BOND
----------------------------------------------------------------------------------------------------------------------------
     YEAR ENDED         YEAR ENDED         YEAR ENDED      PERIOD ENDED     PERIOD ENDED      YEAR ENDED        YEAR ENDED
     DEC. 31/00         DEC. 31/99         DEC. 31/00      DEC. 31/99*      DEC. 31/00**      DEC. 31/00        DEC. 31/99
----------------------------------------------------------------------------------------------------------------------------
  $      141,854    $    2,378,902     $      4,865      $       -         $       -      $    1,764,230    $      115,157
       1,979,909         1,389,951          (24,646)         (6,853)             (156)           (65,106)         (118,167)

      (7,021,945)        2,728,312             (339)         33,763          (416,574)           543,010          (330,836)
----------------------------------------------------------------------------------------------------------------------------
      (4,900,182)        6,497,165          (20,120)         26,910          (416,730)         2,242,134          (333,846)
----------------------------------------------------------------------------------------------------------------------------

       4,769,383         3,991,679          970,793          67,544           613,893          3,717,837         2,534,307
      (2,042,903)       (1,409,171)         (57,439)         (5,873)          (49,773)        (2,138,923)       (1,228,511)
        (319,996)         (245,714)          (6,340)              -            (4,746)          (183,365)          (45,188)
         306,879          (561,839)         268,631         368,846           501,473           (247,524)       20,819,872
----------------------------------------------------------------------------------------------------------------------------
       2,713,363         1,774,955        1,175,645         430,517         1,060,847          1,148,025        22,080,480
----------------------------------------------------------------------------------------------------------------------------
      (2,186,819)        8,272,120        1,155,525         457,427           644,117          3,390,159        21,746,634

      28,849,762        20,577,642          457,427               -                 -         23,176,815         1,430,181
----------------------------------------------------------------------------------------------------------------------------
  $   26,662,943    $   28,849,762     $  1,612,952      $  457,427        $  644,117     $   26,566,974    $   23,176,815
============================================================================================================================

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                                        SUB-ACCOUNT
                                                             ------------------------------------------------------------------
                                                                     LARGE CAP GROWTH               LIFESTYLE AGGRESSIVE 1000
                                                             ------------------------------------------------------------------
                                                              YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                              DEC. 31/00         DEC. 31/99        DEC. 31/00        DEC. 31/99
                                                             ------------------------------------------------------------------
Income:
   Net investment income (loss) during the year              $  1,441,638      $    371,353      $    216,326      $    178,067
   Realized gain (loss) during the year                            21,675           100,576            (9,437)          (51,566)
   Unrealized appreciation (depreciation) during
     the year                                                  (3,593,685)          677,804          (443,010)          371,856
                                                             ------------------------------------------------------------------
Net increase (decrease) in assets from operations              (2,130,372)        1,149,733          (236,121)          498,357
                                                             ------------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                                     4,930,460         1,349,722         1,402,412         1,220,401
   Transfer on termination                                       (935,574)         (310,785)         (465,958)         (711,359)
   Transfer on policy loans                                      (149,564)          (20,962)           (1,220)           (3,817)
   Net interfund transfers                                      4,710,968           876,677            (2,198)         (911,439)
                                                             ------------------------------------------------------------------
Net increase (decrease) in assets from principal
   transactions                                                 8,556,290         1,894,652           933,036          (406,214)
                                                             ------------------------------------------------------------------
Total increase (decrease) in assets                             6,425,918         3,044,385           696,915            92,143

Assets beginning of year                                        6,670,104         3,625,719         3,954,235         3,862,092
                                                             ------------------------------------------------------------------
Assets end of year                                           $ 13,096,022      $  6,670,104      $  4,651,150      $  3,954,235
                                                             ==================================================================


See accompanying notes.

                                               SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
     LIFESTYLE BALANCED 640            LIFESTYLE CONSERVATIVE 280           LIFESTYLE GROWTH 820
-------------------------------------------------------------------------------------------------------
   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED
   DEC. 31/00       DEC. 31/99        DEC. 31/00        DEC. 31/99        DEC. 31/00       DEC. 31/99
-------------------------------------------------------------------------------------------------------
$    569,650      $    396,729      $     13,788      $     11,447      $  1,673,771      $    962,278
      86,155           (30,994)             (844)            1,866            79,771           (74,308)

    (472,949)          510,201             2,739            (7,716)       (2,474,203)        1,958,069
-------------------------------------------------------------------------------------------------------
     182,856           875,936            15,683             5,597          (720,661)        2,846,039
-------------------------------------------------------------------------------------------------------

   3,308,556         3,129,737            30,443            42,811         5,916,596         5,461,863
    (883,442)       (1,094,958)           (9,144)           (8,329)       (2,038,161)       (1,622,631)
    (122,975)          (64,221)             --                --            (134,239)         (279,099)
    (805,706)         (306,459)           70,433           (32,902)          127,472        (1,593,145)
-------------------------------------------------------------------------------------------------------
   1,496,433         1,664,099            91,732             1,580         3,871,668         1,966,988
-------------------------------------------------------------------------------------------------------
   1,679,289         2,540,035           107,415             7,177         3,151,007         4,813,027

   8,236,104         5,696,069           115,194           108,017        20,670,423        15,857,396
-------------------------------------------------------------------------------------------------------
$  9,915,393      $  8,236,104      $    222,609      $    115,194      $ 23,821,430      $ 20,670,423
=======================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                                  SUB-ACCOUNT
                                                      -------------------------------------------------------------------
                                                           LIFESTYLE MODERATE 460                 MID CAP BLEND
                                                      -------------------------------------------------------------------
                                                         YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                         DEC. 31/00       DEC. 31/99       DEC. 31/00        DEC. 31/99
                                                      -------------------------------------------------------------------
Income:
   Net investment income (loss) during the year       $    164,841      $     49,688      $  4,905,140      $  3,059,165
   Realized gain (loss) during the year                     (8,201)           (1,920)         (440,187)         (531,319)
   Unrealized appreciation (depreciation) during
     the year                                              (93,118)           30,959        (6,852,403)        4,461,702
                                                      -------------------------------------------------------------------
Net increase (decrease) in assets from operations           63,522            78,727        (2,387,450)        6,989,548
                                                      -------------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                                499,839           324,816         5,698,436         5,041,183
   Transfer on termination                                (278,844)          (80,708)       (2,255,941)       (1,858,127)
   Transfer on policy loans                                 (4,505)          (61,993)         (210,773)         (108,303)
   Net interfund transfers                                  34,843           336,696           333,630        (1,877,218)
                                                      -------------------------------------------------------------------
Net increase (decrease) in assets from principal
   transactions                                            251,333           518,811         3,565,352         1,197,535
                                                      -------------------------------------------------------------------
Total increase (decrease) in assets                        314,855           597,538         1,177,902         8,187,083

Assets beginning of year                                 1,275,882           678,344        32,680,369        24,493,286
                                                      -------------------------------------------------------------------
Assets end of year                                    $  1,590,737      $  1,275,882      $ 33,858,271      $ 32,680,369
                                                      ===================================================================


* Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.


See accompanying notes.

                                                       SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
  MID CAP INDEX              MID CAP STOCK                      MONEY MARKET                          OVERSEAS
------------------------------------------------------------------------------------------------------------------------
  PERIOD ENDED       YEAR ENDED       PERIOD ENDED     YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED
  DEC. 31/00**       DEC. 31/00        DEC. 31/99*     DEC. 31/00        DEC. 31/99         DEC. 31/00        DEC. 31/99
------------------------------------------------------------------------------------------------------------------------
$      9,975      $       --        $       --        $  2,837,122      $  1,699,216      $    410,096      $       --
       2,568             4,809              (158)             --                --            (743,314)          588,825

      (5,753)          (82,824)            7,230              --                --            (806,861)          485,470
------------------------------------------------------------------------------------------------------------------------
       6,790           (78,015)            7,072         2,837,122         1,699,216        (1,140,079)        1,074,295
------------------------------------------------------------------------------------------------------------------------

      62,405         1,209,637           114,220        60,929,701        29,641,080         2,507,305           516,783
     (18,904)          (70,213)           (9,534)       (7,374,966)       (5,654,160)         (284,281)          (73,681)
        --              (1,970)             --            (602,642)          266,827          (199,359)          (14,262)
     500,415           497,797            74,430       (37,492,208)      (12,059,047)        1,670,197         1,464,007
------------------------------------------------------------------------------------------------------------------------
     543,916         1,635,251           179,116        15,459,885        12,194,700         3,693,862         1,892,847
------------------------------------------------------------------------------------------------------------------------
     550,706         1,557,236           186,188        18,297,007        13,893,916         2,553,783         2,967,142

        --             186,188              --          45,601,979        31,708,063         4,372,356         1,405,214
------------------------------------------------------------------------------------------------------------------------
$    550,706      $  1,743,424      $    186,188      $ 63,898,986      $ 45,601,979      $  6,926,139      $  4,372,356
========================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                                  SUB-ACCOUNT
                                                      ------------------------------------------------------------------
                                                                 PACIFIC RIM
                                                              EMERGING MARKETS                  QUANTITATIVE EQUITY
                                                      ------------------------------------------------------------------
                                                        YEAR ENDED        YEAR ENDED       YEAR ENDED         YEAR ENDED
                                                        DEC. 31/00        DEC. 31/99       DEC. 31/00         DEC. 31/99
                                                      ------------------------------------------------------------------
Income:
   Net investment income (loss) during the year       $     37,735      $    188,217      $  8,207,833      $  5,044,334
   Realized gain (loss) during the year                  1,142,246         1,967,184         3,373,479         3,505,103
   Unrealized appreciation (depreciation) during
     the year                                           (3,893,747)        1,745,251        (7,729,114)        2,911,530
                                                      ------------------------------------------------------------------
Net increase (decrease) in assets from operations       (2,713,766)        3,900,652         3,852,198        11,460,967
                                                      ------------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                              1,890,887         1,679,389         8,153,108         7,800,323
   Transfer on termination                                (692,836)         (471,769)       (8,068,279)       (5,396,356)
   Transfer on policy loans                                (93,909)          (33,384)         (437,721)         (474,041)
   Net interfund transfers                                 349,025          (185,077)        1,180,710        (3,728,101)
                                                      ------------------------------------------------------------------
Net increase (decrease) in assets from principal
   transactions                                          1,453,167           989,159           827,818        (1,798,175)
                                                      ------------------------------------------------------------------
Total increase (decrease) in assets                     (1,260,599)        4,889,811         4,680,016         9,662,792

Assets beginning of year                                10,510,125         5,620,314        61,856,519        52,193,727
                                                      ------------------------------------------------------------------
Assets end of year                                    $  9,249,526      $ 10,510,125      $ 66,536,535      $ 61,856,519
                                                      ==================================================================


* Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.


See accompanying notes.

                                                              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
        REAL ESTATE SECURITIES             SCIENCE AND TECHNOLOGY        SMALL CAP INDEX          SMALL COMPANY BLEND
---------------------------------------------------------------------------------------------------------------------------
     YEAR ENDED        YEAR ENDED       YEAR ENDED         YEAR ENDED      PERIOD ENDED        YEAR ENDED      PERIOD ENDED
     DEC. 31/00        DEC. 31/99       DEC. 31/00        DEC. 31/99       DEC. 31/00**        DEC. 31/00      DEC. 31/99*
---------------------------------------------------------------------------------------------------------------------------
  $    725,501      $  1,081,197      $    875,644      $  1,831,034      $      5,143      $    166,689      $      7,350
      (368,039)           82,415         4,226,679         2,759,418            (1,758)         (184,160)            1,781

     4,345,939        (2,907,686)      (19,928,665)        5,368,742           (10,171)         (603,705)           41,163
---------------------------------------------------------------------------------------------------------------------------
     4,703,401        (1,744,074)      (14,826,342)        9,959,194            (6,786)         (621,176)           50,294
---------------------------------------------------------------------------------------------------------------------------

     2,709,003         3,182,121        11,215,089         3,767,735            94,350         1,152,722           174,380
    (1,866,577)       (2,092,541)       (2,826,592)         (796,754)           (6,716)          (46,909)          (10,104)
      (245,678)         (117,862)         (405,481)          (98,286)           (3,396)          (27,509)             --
      (847,081)       (2,881,180)        9,680,246         8,691,040            78,092           954,977           167,059
---------------------------------------------------------------------------------------------------------------------------
      (250,333)       (1,909,462)       17,663,262        11,563,735           162,330         2,033,281           331,335
---------------------------------------------------------------------------------------------------------------------------
     4,453,068        (3,653,536)        2,836,920        21,522,929           155,544         1,412,105           381,629

    19,042,967        22,696,503        26,459,240         4,936,311              --             381,629              --
---------------------------------------------------------------------------------------------------------------------------
  $ 23,496,035      $ 19,042,967      $ 29,296,160      $ 26,459,240      $    155,544      $  1,793,734      $    381,629
===========================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                               SUB-ACCOUNT
                                                      ---------------------------------------------------------------
                                                              SMALL COMPANY VALUE               STRATEGIC BOND
                                                      ---------------------------------------------------------------
                                                        YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                        DEC. 31/00       DEC. 31/99      DEC. 31/00       DEC. 31/99
                                                      ---------------------------------------------------------------
Income:
   Net investment income (loss) during the year       $     2,245      $       305      $   286,876      $   204,203
   Realized gain (loss) during the year                    93,029            7,291          (66,380)         (74,383)
   Unrealized appreciation (depreciation) during
     the year                                              48,360           88,627           61,320          (62,876)
                                                      ---------------------------------------------------------------
Net increase (decrease) in assets from operations         143,634           96,223          281,816           66,944
                                                      ---------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                               747,241          398,042        1,165,949          747,221
   Transfer on termination                               (104,932)         (50,211)        (235,557)        (169,596)
   Transfer on policy loans                                (9,018)            --            (45,301)         (15,952)
   Net interfund transfers                              1,241,872          289,944          304,387          (49,496)
                                                      ---------------------------------------------------------------
Net increase (decrease) in assets from principal
   transactions                                         1,875,163          637,775        1,189,478          512,177
                                                      ---------------------------------------------------------------
Total increase (decrease) in assets                     2,018,797          733,998        1,471,294          579,121

Assets beginning of year                                1,100,603          366,605        3,481,336        2,902,215
                                                      ---------------------------------------------------------------
Assets end of year                                    $ 3,119,400      $ 1,100,603      $ 4,952,630      $ 3,481,336
                                                      ===============================================================


 * Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.


See accompanying notes.

                                          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
      TACTICAL                                           TOTAL STOCK
     ALLOCATION               TOTAL RETURN               MARKET INDEX       U.S. GOVERNMENT SECURITIES
-------------------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR ENDED     PERIOD ENDED     PERIOD ENDED     YEAR ENDED        YEAR ENDED
    DEC. 31/00**      DEC. 31/00      DEC. 31/99*     DEC. 31/00**     DEC. 31/00        DEC. 31/99
-------------------------------------------------------------------------------------------------------
  $    11,333      $    29,836      $      --        $     2,748      $   319,991      $   143,586
          (20)           6,187             (252)            (239)         (33,921)          21,642

      (24,796)         145,527              364          (22,955)         189,826         (173,224)
-------------------------------------------------------------------------------------------------------
      (13,483)         181,550              112          (20,446)         475,896           (7,996)
-------------------------------------------------------------------------------------------------------

      270,846          800,492          102,093          199,595        1,442,818          933,102
       (7,090)         (68,577)         (17,463)          (9,092)        (420,953)        (302,051)
       (3,393)         (48,429)            --               --              1,677               75
       70,288        1,016,257          394,795          123,776         (710,743)         630,563
-------------------------------------------------------------------------------------------------------
      330,651        1,699,743          479,425          314,279          312,799        1,261,689
-------------------------------------------------------------------------------------------------------
      317,168        1,881,293          479,537          293,833          788,695        1,253,693

         --            479,537             --               --          4,558,716        3,305,023
-------------------------------------------------------------------------------------------------------
  $   317,168      $ 2,360,830      $   479,537      $   293,833      $ 5,347,411      $ 4,558,716
=======================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                                  SUB-ACCOUNT
                                                      --------------------------------------------------------------
                                                           U.S. LARGE CAP VALUE                     VALUE
                                                      --------------------------------------------------------------
                                                       YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                                       DEC. 31/00      DEC. 31/99*       DEC. 31/00       DEC. 31/99
                                                      --------------------------------------------------------------
Income:
   Net investment income (loss) during the year       $    30,478      $      --        $      --        $   160,502
   Realized gain (loss) during the year                     2,018               18         (204,029)         (36,495)
   Unrealized appreciation (depreciation) during
     the year                                              35,510           95,862        1,955,231         (317,742)
                                                      --------------------------------------------------------------
Net increase (decrease) in assets from operations          68,006           95,880        1,751,202         (193,735)
                                                      --------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                             3,097,133          373,681        1,668,925        1,586,580
   Transfer on termination                               (306,562)         (40,839)        (372,336)        (292,517)
   Transfer on policy loans                                (6,546)            --           (118,965)          (4,081)
   Net interfund transfers                              2,799,989        1,465,208        1,097,532          419,572
                                                      --------------------------------------------------------------
Net increase (decrease) in assets from principal
   transactions                                         5,584,014        1,798,050        2,275,156        1,709,554
                                                      --------------------------------------------------------------
Total increase (decrease) in assets                     5,652,020        1,893,930        4,026,358        1,515,819

Assets beginning of year                                1,893,930             --          5,083,047        3,567,228
                                                      --------------------------------------------------------------
Assets end of year                                    $ 7,545,950      $ 1,893,930      $ 9,109,405      $ 5,083,047
                                                      ==============================================================


 * Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.


See accompanying notes.

               SUB-ACCOUNT
------------------------------------
   WORLDWIDE GROWTH      500 INDEX                     TOTAL
------------------------------------------------------------------------
      YEAR ENDED       PERIOD ENDED       YEAR ENDED          YEAR ENDED
      DEC. 31/99       DEC. 31/00**       DEC. 31/00          DEC. 31/99
------------------------------------------------------------------------
  $      11,362      $      11,246      $  51,387,171      $  31,693,647
         68,678            (16,940)        22,080,244         20,827,272

        (14,108)          (273,894)      (115,641,365)        69,327,505
------------------------------------------------------------------------
         65,932           (279,588)       (42,173,950)       121,848,424
------------------------------------------------------------------------

        274,770          3,899,444        214,068,040        138,216,989
        (16,702)          (203,952)       (70,163,910)       (51,392,480)
        (11,284)           (18,727)        (7,067,602)        (3,208,585)
     (1,392,780)         1,953,381            275,952           (253,364)
------------------------------------------------------------------------
     (1,145,996)         5,630,146        137,112,480         83,362,560
------------------------------------------------------------------------
     (1,080,064)         5,350,558         94,938,530        205,210,984

      1,080,064               --          683,749,787        478,538,803
------------------------------------------------------------------------
  $        --        $   5,350,558      $ 778,688,317      $ 683,749,787
========================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Notes to Financial Statements

                                December 31, 2000

1. ORGANIZATION

The Manufacturers Life Insurance Company of America Separate Account Three (the Account) is a separate account established by The Manufacturers Life Insurance Company of America (the Company). The account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and invests in forty-seven sub-accounts of Manufacturers Investment Trust (the Trust). The account is a funding vehicle for allocation of net premiums under single premium variable life and variable universal life insurance contracts (the Contracts) issued by the Company. The Account was established by the Company, a life insurance company organized in 1983 under Michigan law. The Company is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company (Manulife Financial), a Canadian life insurance company. Each investment sub-account invests solely in shares of a particular portfolio of the Trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The Company is required to maintain assets in the Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, effective May 2, 2000, the following sub-account of the Account has been replaced with a new sub-account fund as follows:

               PREVIOUS FUND                                  NEW FUND

            Mid Cap Growth Trust                        All Cap Growth Trust

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


1. ORGANIZATION (CONTINUED)

The following sub-accounts of the Account were added as investment options for variable life insurance contract holders of Manufacturers Life of America:

                                                          Commencement of
                                                         Operations of the
                                                            Sub-accounts
                                                         -----------------
Dynamic Growth Trust                                        May 2, 2000
International Index Trust                                   May 2, 2000
International Value Trust                                   May 1, 1999
Internet Technologies Trust                                 May 2, 2000
Mid Cap Index Trust                                         May 2, 2000
Mid Cap Stock Trust                                         May 1, 1999
Small Cap Index Trust                                       May 2, 2000
Small Company Blend Trust                                   May 1, 1999
Tactical Allocation Trust                                   May 2, 2000
Total Return Trust                                          May 1, 1999
Total Stock Market Index Trust                              May 2, 2000
U.S. Large Cap Value Trust                                  May 1, 1999
500 Index Trust                                             May 2, 2000

2. SIGNIFICANT ACCOUNTING POLICIES

Investments are made in the portfolios of the Trust and are valued at the reported net asset value of such portfolios. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In addition to the Account, a contract holder may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

3. PREMIUM DEDUCTIONS

Manufacturers Life of America deducts certain charges for state, local, and federal taxes from the gross premium before placing the remaining net premiums in the sub-accounts.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


4. PURCHASES AND SALES

The following table shows aggregate cost of shares purchased and proceeds from sales of each Trust portfolio for the period ended December 31, 2000:

                                                           PURCHASES           SALES
                                                           ---------           -----
Aggressive Growth Trust                                $    8,019,899    $    2,468,166
All Cap Growth Trust                                       16,182,742         7,118,664
Balanced Trust                                              4,205,822         8,450,845
Blue Chip Growth Trust                                     15,877,023         3,915,222
Diversified Bond Trust                                      1,769,759           260,970
Dynamic Growth Trust                                        2,197,718           151,590
Emerging Small Company Trust                               18,477,959        12,942,742
Equity Income Trust                                         6,769,753         2,887,508
Equity Index Trust                                         18,733,836        11,471,964
Global Bond Trust                                             304,886           141,785
Global Equity Trust                                        18,079,661        14,408,881
Growth Trust                                               11,696,647         2,432,366
Growth & Income Trust                                      15,046,839         2,722,878
High Yield Trust                                            2,427,826         1,225,821
Income and Value Trust                                      2,514,745           436,865
International Index Trust                                     174,861             8,331
International Small Cap Trust                              16,507,631        11,607,542
International Stock Trust                                  21,063,260        18,208,044
International Value Trust                                   2,464,874         1,284,364
Internet Technologies Trust                                 1,691,129           630,282
Investment Quality Bond Trust                               5,805,208         2,892,953
Large Cap Growth Trust                                     11,430,246         1,432,319
Lifestyle Aggressive 1000 Trust                             1,666,763           517,400
Lifestyle Balanced 640 Trust                                3,973,581         1,907,498
Lifestyle Conservative 280 Trust                              120,201            14,680
Lifestyle Growth 820 Trust                                  7,105,742         1,560,302
Lifestyle Moderate 460 Trust                                  704,837           288,663
Mid Cap Blend Trust                                        11,675,074         3,204,582
Mid Cap Index Trust                                           858,391           304,500
Mid Cap Stock Trust                                         2,505,863           870,613
Money Market Trust                                        133,882,405       115,585,398
Overseas Trust                                             21,862,479        17,758,521
Pacific Rim Emerging Markets Trust                         10,745,858         9,254,956
Quantitative Equity Trust                                  17,411,696         8,376,044
Real Estate Securities Trust                                3,372,234         2,897,066
Science & Technology Trust                                 40,656,264        22,117,359
Small Cap Index Trust                                         188,065            20,592
Small Company Blend Trust                                   4,543,750         2,343,780
Small Company Value Trust                                   2,836,537           959,130
Strategic Bond Trust                                        2,180,768           704,413
Tactical Allocation Trust                                     347,423             5,439
Total Return Trust                                          2,007,281           277,702
Total Stock Market Index                                      322,499             5,472
U.S. Government Securities Trust                            2,117,690         1,484,900
U.S. Large Cap Value Trust                                  6,193,938           579,446
Value Trust                                                 3,939,653         1,664,497
500 Index Trust                                             5,883,114           241,721
                                                         ------------------------------
Total                                                    $488,544,430      $300,044,776
                                                         ==============================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


5. UNIT VALUES

A summary of the accumulation unit values at December 31, 2000 and December 31, 1999 and the accumulation units and dollar value outstanding at December 31, 2000 for the variable life contracts are as follows:

                                                 1999                         2000
                                              -----------------------------------------------------------
                                              UNIT VALUE    UNIT VALUE        UNITS           DOLLARS
                                              -----------------------------------------------------------
Aggressive Growth Trust                         $20.16        $20.77          356,548     $    7,404,188
All Cap Growth Trust                             28.33         25.28          749,807         18,952,901
Balanced Trust                                   29.49         26.74        1,330,346         35,574,830
Blue Chip Growth Trust                           24.63         23.95        1,462,754         35,027,389
Diversified Bond Trust                           13.07         14.42          226,375          3,264,125
Dynamic Growth Trust                                 -          7.98          185,672          1,481,662
Emerging Small Company Trust                     74.86         71.65        1,307,969         93,709,783
Equity Income Trust                              16.64         18.80        1,380,099         25,947,998
Equity Index Trust                               23.78         21.57        3,447,963         74,366,453
Global Bond Trust                                13.27         13.49           54,365            733,612
Global Equity Trust                              16.97         19.04          587,025         11,177,484
Growth Trust                                     25.46         18.51          890,331         16,482,743
Growth and Income Trust                          23.46         21.79        2,408,919         52,496,785
High Yield Trust                                 15.37         14.00          329,776          4,615,768
Income and Value Trust                           15.51         16.28          367,507          5,982,262
International Index Trust                            -         11.27           14,103            158,938
International Small Cap Trust                    26.16         18.53          357,528          6,624,824
International Stock Trust                        18.12         15.12        1,763,929         26,662,943
International Value Trust                        12.98         12.14          132,848          1,612,952
Internet Technologies Trust                          -          7.03           91,924            644,117
Investment Quality Bond Trust                    14.51         15.87        1,673,822         26,566,974
Large Cap Growth Trust                           19.42         16.65          786,413         13,096,022
Lifestyle Aggressive 1000 Trust                  17.21         16.33          284,768          4,651,150
Lifestyle Balanced 640 Trust                     16.76         17.18          577,034          9,915,393
Lifestyle Conservative 280 Trust                 15.74         16.95           13,131            222,609
Lifestyle Growth 820 Trust                       17.62         17.09        1,393,678         23,821,430
Lifestyle Moderate 460 Trust                     16.40         17.10           93,014          1,590,737
Mid Cap Blend Trust                              18.95         17.74        1,908,650         33,858,271
Mid Cap Index Trust                                  -         13.39           41,116            550,706
Mid Cap Stock Trust                              12.60         12.10          144,085          1,743,424
Money Market Trust                               19.15         20.28        3,151,211         63,898,986
Overseas Trust                                   18.96         15.41          449,483          6,926,139
Pacific Rim Emerging Markets Trust               11.85          8.97        1,031,699          9,249,526
Quantitative Equity Trust                        53.10         56.45        1,178,769         66,536,535
Real Estate Securities Trust                     30.30         38.08          616,941         23,496,035
Science & Technology Trust                       40.21         26.51        1,104,943         29,296,160
Small Cap Index                                      -         11.70           13,291            155,544
Small Company Blend Trust                        16.07         12.90          139,069          1,793,734
Small Company Value Trust                         9.21          9.76          319,683          3,119,400
Strategic Bond Trust                             14.11         15.15          326,940          4,952,630
Tactical Allocation Trust                            -         12.10           26,212            317,168
Total Return Trust                               12.37         13.72          172,081          2,360,830
Total Stock Market Index Trust                       -         11.24           26,131            293,833
U.S. Government Securities Trust                 11.91         13.21          404,853          5,347,411
U.S. Large Cap Value Trust                       12.84         13.20          571,773          7,545,950
Value Trust                                      13.81         17.20          529,481          9,109,405
500 Index Trust                                      -         11.30          473,346          5,350,558
                                                                                            ------------
Total                                                                                       $778,688,317
                                                                                            ============

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


6. RELATED PARTY TRANSACTIONS

ManEquity, Inc., a registered broker-dealer and indirect wholly owned subsidiary of Manulife Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement with the Company. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state insurance laws, sell the Contracts. Registered representatives are compensated on a commission basis.

The Company has a formal service agreement with its affiliates, Manulife Financial and The Manufacturers Life Insurance Company (U.S.A.), which can be terminated by either party upon two months notice. Under this Agreement, the Company pays for legal, actuarial, investment and certain other administrative services.

                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                                    (U.S.A.)







                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998








   PREPARED IN CONFORMITY WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE
                                  UNITED STATES

================================================================================

                           [MANULIFE FINANCIAL LOGO]

                       FINANCIAL STATEMENTS AND SCHEDULES
                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                       WITH REPORT OF INDEPENDENT AUDITORS

                                    CONTENTS

Report of Independent Auditors...............................................  3
Audited Consolidated Financial Statements
     Consolidated Balance Sheets.............................................  4
     Consolidated Statements of Income.......................................  5
     Consolidated Statements of Changes in Capital and Surplus...............  6
     Consolidated Statements of Cash Flows...................................  7
Notes to Consolidated Financial Statements...................................  8

                         REPORT OF INDEPENDENT AUDITORS




THE BOARD OF DIRECTORS
THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A)


We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company (U.S.A) as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company (U.S.A.) at December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.





Philadelphia, Pennsylvania                               /s/   ERNST & YOUNG LLP
March 23, 2001

The Manufacturers Life Insurance Company (U.S.A.)
Consolidated Balance Sheets


As at December 31 ($ millions)
ASSETS                                                                   2000        1999
-----------------------------------------------------------------------------------------
INVESTMENTS:
Securities available-for-sale, at fair value:
       Fixed-maturity (amortized cost: 2000  $9,580; 1999 $9,561)     $ 9,797     $ 9,358
       Equity (cost: 2000 $707; 1999 $622)                                852       1,106
Mortgage loans                                                          1,539       1,622
Real estate                                                               986       1,027
Policy loans                                                            1,998       1,843
Short-term investments                                                    715         284
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                     $15,887     $15,240
-----------------------------------------------------------------------------------------
Cash and cash equivalents                                             $   164     $   131
Deferred acquisition costs                                              2,066       1,631
Deferred income taxes                                                     125         151
Due from affiliates                                                       261         504
Amount recoverable from reinsurers                                        572         679
Other assets                                                              677         882
Separate account assets                                                29,681      27,329
-----------------------------------------------------------------------------------------
TOTAL ASSETS                                                          $49,433     $46,547
=========================================================================================
LIABILITIES, CAPITAL AND SURPLUS
-----------------------------------------------------------------------------------------
LIABILITIES:
Policyholder liabilities and accruals                                 $16,240     $15,894
Note payable                                                              200         200
Other liabilities                                                         764       1,001
Separate account liabilities                                           29,681      27,329
-----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                     $46,885     $44,424
=========================================================================================
CAPITAL AND SURPLUS:
Capital stock                                                         $     5     $     5
Retained earnings                                                       2,260       1,990
Accumulated other comprehensive income                                    283         128
-----------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                             $ 2,548     $ 2,123
-----------------------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                                $49,433     $46,547
=========================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

The Manufacturers Life Insurance Company (U.S.A.)
Consolidated Statements of Income

FOR THE YEARS ENDED DECEMBER 31
($ millions)                                         2000       1999       1998
--------------------------------------------------------------------------------
REVENUE:
     Premiums                                     $   814    $   881    $   848
     Fee income                                       958        746        584
     Net investment income                          1,135      1,121      1,100
     Realized investment gains                        137         27         51
     Other                                             --          5          5
--------------------------------------------------------------------------------
TOTAL REVENUE                                     $ 3,044    $ 2,780    $ 2,588
--------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
     Policyholder benefits and claims             $ 1,520    $ 1,412    $ 1,570
     Operating expenses and commissions               617        494        389
     Amortization of deferred acquisition costs       180         40        113
     Interest expense                                  34         25         14
     Policyholder dividends                           339        323        265
     Minority interest expense                         16         16         15
--------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                       $ 2,706    $ 2,310    $ 2,366
--------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                            338        470        222
--------------------------------------------------------------------------------
INCOME TAXES                                           90        177         82
--------------------------------------------------------------------------------
NET INCOME                                        $   248    $   293    $   140
================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

The Manufacturers Life Insurance Company (U.S.A.)
Consolidated Statements of Changes in Capital And Surplus

                                                             ACCUMULATED OTHER       TOTAL
FOR THE YEARS ENDED DECEMBER 31       CAPITAL    RETAINED      COMPREHENSIVE      CAPITAL AND
($ millions)                           STOCK     EARNINGS      INCOME (LOSS)        SURPLUS
---------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1, 1998            $    5      $1,707           $ 128            $ 1,840
Comprehensive income                      --         140              21                161
Dividend to shareholder                   --        (150)             --               (150)
---------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998            $    5      $1,697           $ 149            $ 1,851
Comprehensive income                      --         293             (21)               272
---------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999            $    5      $1,990           $ 128            $ 2,123
---------------------------------------------------------------------------------------------
Comprehensive income                      --         248             155                403
Contributed surplus                                   22                                 22
---------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000            $    5      $2,260           $ 283            $ 2,548
=============================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

The Manufacturers Life Insurance Company (U.S.A.)
Consolidated Statements of Cash Flows

FOR THE YEARS ENDED DECEMBER 31
($ millions)                                                            2000         1999         1998
------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net Income                                                          $    248     $    293     $    140
Adjustments to reconcile net income to net cash provided by
operating activities:
     Additions to policyholder liabilities and accruals                  330          404          410
     Deferred acquisition costs                                         (590)        (463)        (286)
     Amounts recoverable from reinsurers                                  23          334            9
     Amortization of deferred acquisition costs                          180           40          113
     Realized investment gains                                          (137)         (27)         (51)
     Decreases (additions) to deferred income taxes                       34          194            7
     Amounts due from (to) affiliates                                    259           22         (126)
     Other assets and liabilities, net                                  (158)         238            8
     Other, net                                                          (62)          59           25
------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                           $    127     $  1,094     $    249
------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Fixed-maturity securities sold, matured or repaid                   $  6,584     $  4,302     $  3,906
Fixed-maturity securities purchased                                   (6,792)      (4,763)      (3,730)
Equity securities sold                                                 1,185          303          290
Equity securities purchased                                           (1,012)        (349)        (284)
Mortgage loans advanced                                                 (187)        (148)        (453)
Mortgage loans repaid                                                    274          314          274
Real estate sold                                                         101           54           40
Real estate purchased                                                    (58)        (219)        (117)
Policy loans advanced, net                                              (155)        (133)        (145)
Short-term investments                                                  (431)        (251)          85
Separate account seed money                                               --           32           (2)
Other investments, net                                                   196         (355)          25
------------------------------------------------------------------------------------------------------
Net cash used in investing activities                               $   (295)    $ (1,213)    $   (111)
------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Deposits and interest credited to policyholder account balances     $  1,336     $  1,263     $    668
Withdrawals from policyholder account balances                        (1,579)        (987)        (611)
Amounts due to affiliates                                                250           --           --
Net reinsurance (payable) recoverable                                     87         (158)         (86)
Dividend to shareholder                                                   --           --         (150)
Borrowed funds                                                           107           50           --
------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                 $    201     $    168     $   (179)
------------------------------------------------------------------------------------------------------
CASH:
Increase (decrease) during the year                                       33           49          (41)
Balance, beginning of year                                               131           82          123
------------------------------------------------------------------------------------------------------
BALANCE, END OF YEAR                                                $    164     $    131     $     82
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these consolidated financial statements.

                The Manufacturers Life Insurance Company (U.S.A.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                            (IN MILLIONS OF DOLLARS)


1.    ORGANIZATION

      The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA") is an indirectly wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manufacturers Life"), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a Canadian-based publicly traded company. . Manulife Financial Corporation and its subsidiaries are collectively known as "Manulife Financial". ManUSA and its subsidiaries, collectively known as the "Company", operate in the life insurance industry, offering a broad range of insurance related products. These products are offered both on an individual and group basis and are marketed primarily in the United States.

      In June of 1999, the Company increased its ownership interest in its subsidiary, Manulife-Wood Logan Holding Co. Inc. ("MWL"), to 78.4% through the purchase of the 15% outside party interest. The purchase was at fair value and generated goodwill of $45.0, which is being amortized into income on a straight-line basis over 15 years.

      In December of 2000 and through an issue of shares, the Company acquired the remaining 21.6% minority interest in MWL from MRL Holding, LLC ("MRL-LLC"), an affiliated company. As this was a related party transaction, the purchase was accounted for at MRL-LLC's carrying value at the time of purchase and no goodwill was generated.


2.    SIGNIFICANT ACCOUNTING POLICIES

      a) BASIS OF PRESENTATION

      The accompanying consolidated financial statements of ManUSA have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and include accounts and operations, after intercompany eliminations, of ManUSA and its subsidiaries.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

      b) RECENT ACCOUNTING STANDARDS

      In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"). SFAS No. 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. The statement also addresses contracts that contain embedded derivatives, such as certain insurance contracts. In July 1999, the FASB issued Statement No. 137, which delayed the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138 which made certain changes to the hedging provisions of SFAS No. 133, and is effective concurrent with SFAS No. 133.

      Effective January 1, 2001, all derivatives instruments will be reported on the Consolidated Balance Sheets at their fair value, with changes in fair value recorded in income or equity, depending on the nature of the derivative instrument. Changes in the fair value of derivatives that are not designated as hedges will be recognized in current period earnings.

      Based on the Company's derivative positions as at December 31, 2000, the Company estimates that there will be no material impact to the income statement upon adoption of this new accounting standard.

      As formal interpretations of this new standard continue to be issued by the FASB, the Company is continuing its analysis of insurance products in order to identify embedded derivatives that may require bifurcation under the statement. Any embedded derivatives identified and that require bifurcation will be marked to market through earnings

      c) INVESTMENTS

      The Company classifies all of its fixed-maturity and equity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific identification method. Temporary changes in the fair value of securities available-for-sale are reflected directly in other comprehensive income after adjustments for deferred taxes, deferred acquisition costs, policyholder liabilities and unearned revenue liability. Discounts and premiums on investments are amortized using the effective interest method.

      Mortgage loans are reported at unpaid principal balances, net of a provision for losses. The provision for losses is established for mortgage loans which are considered to be impaired when the Company has determined that it is probable that all amounts due under contractual terms will not be collected. Impaired loans are reported at the lower of unpaid principal or fair value of the underlying collateral.

      Interest on fixed-maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premiums or discount. Interest on restructured mortgage loans is recorded as income based on the rate to be paid; interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on ex-dividend dates.

      Real estate held for investment is carried at cost, less accumulated depreciation and provisions for impairment and write-downs, if applicable. Real estate held for sale is carried at the lower of cost or market value where changes in estimates of market value are recognized as realized gains or losses in the income statement.

      Policy loans are reported at aggregate unpaid balances, which approximate fair value.

      Short-term investments include investments with maturities of less than one year at the date of acquisition.

      d) CASH EQUIVALENTS

      The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

      e) DEFERRED ACQUISITION COSTS ("DAC")

      Commissions and other expenses, which vary with and are primarily related to the production of new business, are deferred to the extent recoverable from future gross profits and included as an asset. DAC associated with variable annuity and variable life insurance contracts, universal life insurance contracts, investment contracts, and participating life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. The amortization is adjusted retrospectively when current gross profits or estimates of future gross profits are revised. DAC associated with all other insurance contracts is charged to expense over the premium paying period of the related policies. DAC is adjusted for the impact on current and estimated future gross profits assuming the unrealized gains or losses on securities had been realized at year-end. The equity impact of any such adjustments is included in net unrealized gains (losses) in other comprehensive income. DAC is reviewed annually to determine recoverability from future income. To the extent that the DAC is assessed as not recoverable, it is immediately expensed.

      f) POLICYHOLDER LIABILITIES

      Policyholder liabilities for traditional non-participating life insurance policies are computed using the net level premium method. The calculations are based upon estimates as to future mortality, morbidity, persistency, maintenance expenses, and interest rate yields that were applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

      For payout annuities in loss recognition, policyholder liabilities are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net unrealized gains associated with the underlying assets.

      For variable annuity and variable life contracts, universal life insurance contracts, and investment contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders. Policy charges, which compensate the Company for future services, are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC.

      For traditional participating life insurance policies, policyholder liabilities are computed using the net level premium reserve for death and endowment policy benefits. Mortality and interest assumptions are the same as the non-forfeiture benefit assumptions at the time the policy was issued. Interest rate assumptions used in the calculation of the liabilities for traditional participating life insurance policies range from 2.5% to 7.0%.

      As of December 31, 2000, participating insurance expressed as a percentage of insurance in force is 66.3%. The amount of policyholders' dividends to be paid is approved annually by Manulife Financial's Board of Directors. The aggregate amount of policyholders' dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year, and on management's judgment as to the appropriate level of equity to be retained by the Company. The carrying value of this liability approximates the earned amount and fair value as at December 31, 2000.

      g) SEPARATE ACCOUNTS

      Separate account assets and liabilities represent funds that are separately administered, principally for investment contracts related to group pension business as well as for variable annuity and variable life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements.

      h) REVENUE RECOGNITION

      Premiums on long-duration life insurance contracts are recognized as revenue when due. Premiums on short-duration contracts are earned over the related contract period.

      Receipts on variable annuity and variable life contracts, universal life insurance contracts, and investment contracts are reported as deposits to account values as described in note 2(f) and not as premiums. Revenue from these policies consists of policy charges for the cost of insurance, expenses and surrender charges that have been assessed against the policyholder account values. Policy charges that are designed to compensate the Company for future services are deferred and recognized in income over the period benefited, using the same assumptions used to amortize DAC.

      Net premiums on limited-payment contracts are recognized as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income based on either a constant relationship to insurance in force or the present value of annuity benefits, depending on the product type.

      Investment income is recorded as revenue when due.

      i) EXPENSES

      Expenses for variable annuity and variable life contracts, and for universal life insurance contracts include interest credited to policyholder account values and benefit claims incurred during the period in excess of policyholder account values.

      j) REINSURANCE

      The Company routinely utilizes reinsurance transactions to minimize exposure to large risks. Life reinsurance is accomplished through various plans including yearly renewable term, co-insurance, and modified co-insurance. Reinsurance premiums, policy charges for cost of insurance, and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees, and claims are reported net of reinsured amounts. Amounts paid with respect to ceded reinsurance contracts are reported as reinsurance receivables in other assets.

      k) INCOME TAX

      Income taxes have been provided for in accordance with Statement of Financial Accounting Standards 109 ("SFAS 109"), "Accounting for Income Taxes." ManUSA joins its direct parent, Manulife Reinsurance Corporation (U.S.A.), its indirect parent, The Manufacturers Investment Corporation, and its subsidiary, The Manufacturers Life Insurance Company of America, in filing a U.S. consolidated income tax return as a life insurance group under the provisions of the Internal Revenue Service. A separate life insurance group for certain of ManUSA's subsidiaries is also in place. In accordance with the income tax-sharing agreements, the Company's income tax provision (or benefit) is computed as if ManUSA and the companies within the two groups filed separate income tax returns. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently. Deferred income taxes result from temporary differences between the tax basis of assets and liabilities, and their recorded amounts for financial reporting purposes.

      l) FOREIGN EXCHANGE

      The balance sheet and statement of income of the Company's foreign operations as well as non-U.S. dollar investments are translated into U.S. dollars using the current exchange and average exchange rates respectively. Translation adjustments are included in accumulated other comprehensive income (loss).

      m) DERIVATIVES

      The Company uses derivatives to manage exposures to foreign currency, interest rate and other market risks arising from its on-balance sheet financial instruments. These derivatives are designated and effective as hedges, as there is a high correlation between changes in market value of the derivative and the underlying hedged item at inception and over the life of the hedge. Realized and unrealized gains and losses on these derivatives are accounted for on the same basis as the underlying assets and liabilities. Realized and unrealized gains and losses on derivative transactions established as hedges but no longer considered hedges are included in income from the date at which they are no longer considered to be hedges.

      The Company also uses derivatives to manage foreign currency exposures associated with expected future policy maintenance and acquisition expenses relating to the current inforce block of business. These derivatives are designated as non-hedges. Realized and unrealized gains and losses on these derivatives are included in income.

      Derivative income and expenses are included in investment income in the Consolidated Statements of Income. Cash flows relating to derivatives associated with invested assets and financial liabilities are included in the Consolidated Statements of Cash Flows on a basis consistent with the cash flows from the underlying invested assets and financial liabilities. Derivative assets and liabilities are included in other investments and other liabilities, respectively, with deferred realized net gains presented as such in the Consolidated Balance Sheets.


3.    INVESTMENTS AND INVESTMENT INCOME

      a) FIXED-MATURITY AND EQUITY SECURITIES

      At December 31, 2000, all fixed-maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:

                                                                 GROSS                  GROSS
                                    AMORTIZED COST          UNREALIZED GAINS       UNREALIZED LOSSES           FAIR VALUE
AS AT DECEMBER 31
($ millions)                        2000         1999         2000       1999       2000         1999         2000         1999
-------------------------------------------------------------------------------------------------------------------------------
Fixed-maturity securities:
U.S. government                  $ 1,240      $ 1,440      $   103    $    23    $    --      $   (57)     $ 1,343      $ 1,406
Foreign governments                1,730        1,677          204         81         --          (16)       1,934        1,742
Corporate                          5,561        5,323          111         56       (215)        (254)       5,457        5,125
Asset - backed                     1,049        1,121           21          4         (7)         (40)       1,063        1,085
-------------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED-MATURITY               9,580        9,561          439        164       (222)        (367)       9,797        9,358
SECURITIES
-------------------------------------------------------------------------------------------------------------------------------
 Equity securities               $   707      $   622      $   210    $   524    $   (65)     $   (40)     $   852      $ 1,106
-------------------------------------------------------------------------------------------------------------------------------

      Proceeds from sales of fixed-maturity securities during 2000 were $6,583.5 (1999 - $4,302.4 and 1998 - $3,906.1). Gross gains and losses of $70.7 and
      $241.9 respectively, were realized on those sales (1999 - $49.0 and $166.7 respectively, 1998 - $90.6 and $90.4 respectively).

      Proceeds from the sale of equity securities during 2000 were $1,185.2 (1999 - $303.3 and 1998 - $290.0). Gross gains and losses of $319.2 and
      $59.8 respectively, were realized on those sales (1999 - $84.0 and $38.7 respectively, 1998 - $47.4 and $45.0 respectively).

      The contractual maturities of fixed-maturity securities at December 31, 2000 are shown below.

AS AT DECEMBER 31, 2000
($ millions)
                                                                     AMORTIZED COST       FAIR VALUE
----------------------------------------------------------------------------------------------------
Fixed-maturity securities, excluding mortgage-backed securities:
     One year or less                                                   $    230           $    228
     Greater than 1; up to 5 years                                         1,134              1,144
     Greater than 5; up to 10 years                                        2,425              2,429
     Due after 10 years                                                    4,742              4,933
Asset - backed securities                                                  1,049              1,063
----------------------------------------------------------------------------------------------------
TOTAL FIXED-MATURITY SECURITIES                                         $  9,580           $  9,797
----------------------------------------------------------------------------------------------------

      Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

      b) MORTGAGE LOANS

      Mortgage loans are reported at amortized cost, net of a provision for losses. The impaired mortgage loans and the related allowance for mortgage loan losses were as follows:

AS AT DECEMBER 31
($ millions)                                                 2000        1999
--------------------------------------------------------------------------------
IMPAIRED LOANS                                               $ 80        $ 86
--------------------------------------------------------------------------------
Allowance, January 1                                         $ 57        $106

Deductions                                                     (6)        (49)
--------------------------------------------------------------------------------
ALLOWANCE, DECEMBER 31                                       $ 51        $ 57
--------------------------------------------------------------------------------

      c) INVESTMENT INCOME

      Income by type of investment was as follows:

FOR THE YEARS ENDED DECEMBER 31
($ MILLIONS)                                2000           1999           1998
--------------------------------------------------------------------------------
Fixed-maturity securities                $   727        $   726        $   729

Equity securities                             60             18             16

Mortgage loans                               126            149            156

Investment real estate                        95             71             62

Other investments                            184            195            164
--------------------------------------------------------------------------------
Gross investment income                    1,192          1,159          1,127

Investment expenses                          (57)           (38)           (27)
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                    $ 1,135        $ 1,121        $ 1,100
--------------------------------------------------------------------------------

4.    COMPREHENSIVE INCOME

      a) COMPREHENSIVE INCOME

      Total comprehensive income was as follows:

FOR THE YEARS ENDED DECEMBER 31
($ millions)                                                     2000       1999       1998
-------------------------------------------------------------------------------------------
NET INCOME                                                      $ 248      $ 293      $ 140
-------------------------------------------------------------------------------------------
OTHER COMPREHENSIVE INCOME (LOSS), NET OF INCOME TAX:
  Unrealized holding gains (losses) arising during the year        73         (4)        54
    Foreign currency translation                                   (7)         1         --
    Less:
    Reclassification adjustment for realized gains and losses
       Included in net income                                     (89)        18         33
-------------------------------------------------------------------------------------------
Other comprehensive income (loss)                                 155        (21)        21
-------------------------------------------------------------------------------------------
COMPREHENSIVE INCOME                                            $ 403      $ 272      $ 161
-------------------------------------------------------------------------------------------

      Other comprehensive income (loss) is reported net of tax (benefit) expense of ($87), $30, and $(11) for 2000, 1999, and 1998, respectively.

      Accumulated other comprehensive income is comprised of the following:

AS AT DECEMBER 31
($ millions)                                                 2000         1999
--------------------------------------------------------------------------------
UNREALIZED GAINS :
     Beginning balance                                      $ 132        $ 154
     Current period change                                    158          (22)
--------------------------------------------------------------------------------
     Ending balance                                         $ 290        $ 132
--------------------------------------------------------------------------------
FOREIGN CURRENCY:
     Beginning balance                                      $  (4)       $  (5)
     Current period change                                     (3)           1
--------------------------------------------------------------------------------
     Ending balance                                         $  (7)       $  (4)
--------------------------------------------------------------------------------
ACCUMULATED OTHER COMPREHENSIVE INCOME                      $ 283        $ 128
================================================================================

      b) UNREALIZED GAINS (LOSSES) ON SECURITIES AVAILABLE-FOR-SALE

      Net unrealized gains (losses) on fixed-maturity and equity securities included in other comprehensive income were as follows:

AS AT DECEMBER 31
($ millions)                                                 2000         1999
--------------------------------------------------------------------------------
Gross unrealized gains                                     $  688       $  753

Gross unrealized losses                                      (340)        (439)

DAC and other amounts required to satisfy policyholder         53         (117)
      liabilities

Deferred income taxes                                        (111)         (65)
--------------------------------------------------------------------------------
NET UNREALIZED GAINS ON SECURITIES AVAILABLE-FOR-SALE      $  290       $   32
--------------------------------------------------------------------------------

5.    DEFERRED ACQUISITION COSTS

      The components of the change in DAC were as follows:

FOR THE YEARS ENDED DECEMBER 31
($ millions)                                               2000           1999
--------------------------------------------------------------------------------
Balance, January 1                                      $ 1,631        $ 1,078
Capitalization                                              590            463
Accretion of interest                                        92             82
Amortization                                               (272)          (122)
Effect of net unrealized gains on securities                 25            130
       available-for-sale
Currency Translation                                         --             --
--------------------------------------------------------------------------------
BALANCE, DECEMBER 31                                    $ 2,066        $ 1,631
================================================================================

6.    INCOME TAXES

      The components of income tax expense (benefit) were as follows:

FOR THE YEARS ENDED DECEMBER 31
($ millions)                                          2000      1999       1998
--------------------------------------------------------------------------------
Current expense (benefit)                           $   56    $  (17)    $   75

Deferred expense (benefit)                              34       194          7
--------------------------------------------------------------------------------
TOTAL EXPENSE                                       $   90    $  177     $   82
================================================================================

      Income before federal income taxes differs from taxable income principally due to tax-exempt investment income, dividends received tax deductions, differences in the treatment of policy acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.

      Included in the current benefit for 2000 is a $28.9 one time reduction of tax expense for periods prior to 2000. This resulted from a new IRS technical memorandum clarifying the treatment of dividends received deduction for Separate Accounts. The tax benefit pertaining to 2000 earnings is $9.1.

      The Company's deferred income tax asset (liability), which results from tax effecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date, relates to the following:

FOR THE YEARS ENDED DECEMBER 31
($ millions)                                                   2000       1999       1999
-----------------------------------------------------------------------------------------
DEFERRED TAX ASSETS:

     Differences in computing policy reserves                $  630     $  635     $  850

     Investments                                                 --         --         85

     Policyholder dividends payable                              11          9         11

     Net capital loss                                             6         --         --

     Net operating loss                                          41         --         --

     Other deferred tax assets                                   19         --         10
-----------------------------------------------------------------------------------------
Deferred tax assets                                          $  707     $  644     $  956
-----------------------------------------------------------------------------------------
DEFERRED TAX LIABILITIES:

     Deferred acquisition costs                              $  340     $  244     $  103

     Unrealized gains on securities available-for-sale          140        189        387

     Premiums receivable                                         13         14         19

     Investments                                                 47         14         --

     Other deferred tax liabilities                              42         32         72
-----------------------------------------------------------------------------------------
Deferred tax liabilities                                     $  582     $  493     $  581
-----------------------------------------------------------------------------------------
NET DEFERRED TAX ASSETS                                      $  125     $  151     $  375
-----------------------------------------------------------------------------------------

      The Company files a consolidated federal income tax return. ManUSA and its subsidiaries file separate state income tax returns. The method of allocation among the companies is subject to a written tax sharing agreement under which the tax liability is allocated to each member on a pro rata basis based on the relationship that the member's tax liability (computed on a separate return basis) bears to the tax liability of the consolidated group. The tax charge to each of the respective companies will not be more than that company would have paid on a separate return basis. Settlements of taxes are made through an increase or reduction to the payable to parent, subsidiaries and affiliates, which is settled periodically.

      At December 31, 2000, the Company has operating loss carry forwards of $116 that will begin to expire in 2014, and capital loss carry forwards of $18 that are available for carry back.

7.    NOTE PAYABLE

      On December 29, 1997, the Company issued a surplus debenture for $200,000 plus interest at 7.93% per annum to Manufacturers Investment Corporation ("MIC"), an indirect parent company. The surplus debenture matures on February 1, 2022. Except in the event of insolvency or winding-up of the Company, the instrument may not be redeemed by the Company during the period of five years from date of issue without the approval of the Office of the Superintendent of Financial Institutions of Canada. Interest accrued and expensed was $16 for each of 2000, 1999, and 1998. Interest paid was $9, $16, and $9 for 2000, 1999, and 1998, respectively.

8.    CAPITAL AND SURPLUS

      Capital Stock is comprised of the following:

AS AT DECEMBER 31
($ millions)                                                     2000      1999
--------------------------------------------------------------------------------
AUTHORIZED:
   50,000,000 Preferred shares, Par value $1.00                     -         -
   50,000,000 Common shares, Par value $1.00
--------------------------------------------------------------------------------
ISSUED AND OUTSTANDING:
   100,000 Preferred shares
   4,711,772 Common shares (4,544,504 in 1999)                      5         5
================================================================================

      Pursuant to an agreement dated December 31, 2000, ManUSA purchased from MRL-LLC all of MRL-LLC's 21.6% interest in Manulife Wood Logan Holdings. In exchange, ManUSA transferred 167,268 of its common shares to MRL-LLC and forgave a promissory note owed by MRL-LLC amounting to $52 plus accrued interest. The result was a $22 addition to the Company's contributed surplus. The agreement permits the use of estimates in determining the value of the shares exchanged until, at a mutually agreed upon date, a final valuation of the respective companies is performed. As a result of the valuation, there may be a future adjustment to the number of shares transferred.

      ManUSA and its life insurance subsidiaries are subject to statutory limitations on the payment of dividends. Dividend payments in excess of prescribed limits cannot be paid without the prior approval of U.S. insurance regulatory authorities.

      Net (loss) income and capital and surplus, as determined in accordance with statutory accounting principles for ManUSA and its life insurance subsidiaries were as follows:

FOR THE YEARS ENDED DECEMBER 31
($ millions)                                                      2000         1999         1998
------------------------------------------------------------------------------------------------
THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A):
   Net income                                                  $   200      $   132      $    87
   Net capital and surplus                                       1,384        1,560        1,305
THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA:
   Net (loss) income                                           $   (59)     $    (3)     $    28
   Net capital and surplus                                         152          171          158
THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA:
   Net (loss) income                                           $   (19)     $     6      $   (24)
   Net capital and surplus                                         120          137          122
THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK:
   Net (loss) income                                                (3)           1           (6)
   Net capital and surplus                                          61           64           63
------------------------------------------------------------------------------------------------

      The National Association of Insurance Commissioners has revised the Accounting Practices and Procedure Manual in a process referred to as Codification effective for January 1, 2001. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that ManUSA and its life insurance subsidiaries use in preparing their statutory-basis financial statements. The cumulative effect of such changes will be reported as an adjustment to statutory-basis capital and surplus as of January 1, 2001. The effect of adopting these changes has not resulted in a significant reduction in the statutory-basis capital and surplus of ManUSA nor of its life insurance subsidiaries.

      As a result of the demutualization of Manufacturers Life, there are regulatory restrictions on the amounts of profit that can be transferred to shareholders. These restrictions generally take the form of a fixed percentage of the policyholder dividends. The transfers are governed by the terms of Manufacturers Life's Plan of Demutualization.

9.    EMPLOYEE BENEFITS

      a) EMPLOYEE RETIREMENT PLAN

      The Company sponsors a non-contributory pension plan, the Cash Balance Plan ("the Plan"), which provides pension benefits based on length of service and final average earnings. Pension benefits are provided to those participants after three years of vesting service, and the normal retirement benefit is actuarially equivalent to the cash balance account at normal retirement date. The normal form of payment under the Plan is a life annuity, with various optional forms available. Vested benefits are fully funded; current pension costs are funded as they accrue.

      Actuarial valuation of accumulated plan benefits are based on projected salaries and best estimates of investment yields on plan assets, mortality of participants, employee termination and ages at retirement. Pension costs that relate to current service are charged to earnings in the current period. Experience gains and losses are amortized to income over the estimated average remaining service lives of the participants. No pension expense was recognized in 2000, 1999, or 1998 because the plan was subject to the full funding limitation under the Internal Revenue Code.

      At December 31, 2000, the projected benefit obligation of the plan based on an assumed interest rate of 7.25% was $52. The fair value of plan assets is $81.

      The Company also sponsors an unfunded supplemental cash balance plan ("the Supplemental Plan") for its executives. This non-qualified plan provides defined pension benefits in excess of limits imposed by the law to those retiring after age 50 with 10 or more years of vesting service. This plan covers the Company employees and selected executives. Pension benefits are provided to those who terminate after 5 years of vesting service, and the pension benefit is a final average benefit based on the executive's highest 5-year average earnings. Compensation is not limited, and benefits are not restricted by the Internal Revenue Code Section 415. Contribution credits vary by service, and interest credits are a function of the 1-year U.S. Treasury Bond rate plus 0.50%, but no less than 5.25% per year. These annual contribution credits are made in respect of the participant's compensation that is in excess of the limit in Internal Revenue Code
      Section 401(a)(17). In addition, a one-time contribution may be made for a participant if it is determined at the time of their termination of employment that the participant's pension benefit under the Plan is limited by Internal Revenue Code Section 415. Together, these contributions serve to restore to the participant the benefit that he / she would have been entitled to under the Plan's benefit formula but for the limitation in Internal Revenue Code Sections 401(a)(17) and 415.

      Benefits under the Supplemental Plan are provided to participants after three years. The default form of payment under this plan is a lump sum although participants may elect to receive payment in the form of an annuity provided that such election is made within the time period prescribed in the plan. If an annuity form of payment is elected, the amount payable is equal to the actuarial equivalent of the participant's balance under the Supplemental Plan, using the factors and assumptions for determining immediate annuity amounts applicable to the participant under the Plan.

      At December 31, 2000, the projected benefit obligation to the participants of the Supplemental Plan was $22. This is based on an assumed interest rate of 7.25%.

      Prior to July 1, 1998, the Company also participated in an unfunded Supplemental Executive Retirement Plan ("Manulife SERP") sponsored by Manufacturers Life for executives. This was a non qualified plan that provided defined pension benefits in excess of limits imposed by the law to those retiring after age 50 with 10 or more years of vesting service. The Manulife SERP covered the Company's employees and selected executives of MNA. Pension benefits were provided to those who terminate after 5 years of vesting service, and the pension benefit is a final average benefit based on the executive's highest 5-year average earnings. Compensation is not limited, and benefits are not restricted by the Internal Revenue Code Section 415.

      b) 401(K) PLAN

      The Company sponsors a defined contribution 401(k) Savings Plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Company contributed $1 for each of 2000, 1999, and 1998.

      c) DEFERRED COMPENSATION PLAN

      The Company has deferred compensation incentive plans open to all branch managers and qualified agents. There are no stock option plans involving stock of ManUSA.

      d) POSTRETIREMENT BENEFIT PLAN

      In addition to the retirement plans, the Company sponsors a postretirement benefit plan, which provides retiree medical and life insurance benefits to those who have attained age 55 with 10 or more years of service. The plan provides the medical coverage for retirees and spouses under age 65. Medicare provides primary coverage and the plan provides secondary coverage. There is no contribution for post-age 65 coverage and no contributions are required for retirees for life insurance coverage. The plan is unfunded.

      The Company accounts for its retiree benefit plan using the accrual method.

      The postretirement benefit cost for the year ended December 31, 2000 was $2. This amount includes the expected cost of postretirement benefits for newly eligible employees and for vested employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience.

      e) FINANCIAL INFORMATION REGARDING THE EMPLOYEE RETIREMENT PLAN AND THE POSTRETIREMENT BENEFIT PLAN

      Information applicable to the Employee Retirement Plan and the Postretirement Benefit Plan, determined in accordance with GAAP as estimated by a consulting actuary for the December 31 year end of the respective plans, is as follows:

                                                   EMPLOYEE                 POSTRETIREMENT
                                                  RETIREMENT                   BENEFIT
                                                     PLAN                       PLAN
AS OF DECEMBER 31                           ---------------------------------------------------
(in thousands)                                 2000          1999          2000          1999
-----------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION
Benefit obligation at beginning of year     $(68,410)     $(67,253)     $(16,966)     $(19,893)
Service cost                                  (2,202)       (2,288)         (482)         (613)
Interest cost                                 (5,044)       (4,575)       (1,150)       (1,082)
Amendments                                    (1,011)           --            --            --
Actuarial gain (loss)                         (2,629)         (854)           60         3,903
Benefits paid                                  5,497         6,560           658           719
-----------------------------------------------------------------------------------------------
Benefits obligation at end of year          $(73,799)     $(68,410)     $(17,880)     $(16,966)
-----------------------------------------------------------------------------------------------

                                                             EMPLOYEE                 POSTRETIREMENT
                                                            RETIREMENT                   BENEFIT
                                                               PLAN                        PLAN
AS OF DECEMBER 31                                     ---------------------------------------------------
(in $thousands)                                           2000          1999          2000          1999
---------------------------------------------------------------------------------------------------------
CHANGE IN PLAN ASSETS
Fair value of plan assets at beginning of year        $ 86,777      $ 84,686      $     --      $     --
Actual return on plan assets                            (1,618)        7,428            --            --
Employer contribution                                    1,320         1,223           658           719
Benefits paid                                           (5,497)       (6,560)         (658)         (719)
---------------------------------------------------------------------------------------------------------
Fair value of plan assets at end of year              $ 80,982      $ 86,777      $     --      $     --
---------------------------------------------------------------------------------------------------------
Funded status                                         $  7,183      $ 18,367      $(17,880)     $(16,966)
Unrecognized transition obligation (asset)              (8,455)      (10,778)           --            --
Unrecognized actuarial loss (gain)                      15,580         4,303       (14,695)      (15,621)
Unrecognized prior service cost                          3,187         2,437            --            --
---------------------------------------------------------------------------------------------------------
Net amount recognized                                 $ 17,495      $ 14,329      $(32,575)     $(32,587)
---------------------------------------------------------------------------------------------------------
Amounts recognized in statement of financial
   position of the Company consist of:
   Prepaid benefit cost                               $ 34,082      $ 29,934      $     --      $     --
   Accrued benefit liability                           (21,130)      (20,741)      (32,575)      (32,587)
   Intangible asset                                        928         1,172            --            --
   Accumulated other comprehensive income                3,615         3,964            --            --
---------------------------------------------------------------------------------------------------------
Net amount recognized                                 $ 17,495      $ 14,329      $(32,575)     $(32,587)
---------------------------------------------------------------------------------------------------------
Other comprehensive income attributable to change     $   (349)           --            --            --
in additional minimum liability recognition
---------------------------------------------------------------------------------------------------------

* Amount is net of retiree contributions.

      e) FINANCIAL INFORMATION REGARDING THE EMPLOYEE RETIREMENT PLAN AND THE POSTRETIREMENT BENEFIT PLAN (CONTINUED)

                                          EMPLOYEE             POSTRETIREMENT
                                         RETIREMENT               BENEFIT
                                            PLAN                   PLAN
                                      -----------------------------------------
AS OF DECEMBER 31                      2000        1999        2000        1999
--------------------------------------------------------------------------------
WEIGHTED AVERAGE ASSUMPTIONS
Discount rate                         7.25%       7.50%       7.25%       7.50%
Expected return on plan assets        8.50%       8.50%        n/a         n/a
Rate of compensation increase         5.00%       5.00%       5.00%       5.00%

      On December 31, 2000, the accrued postretirement benefit cost was $18. The postretirement benefit obligation for eligible active employees was $2. The amount of the postretirement benefit obligation for ineligible active employees was $4. For measurement purposes as of December 31, 2000, an 8 % and 10 % annual rate of increase in the per capita cost of covered health care benefits was assumed for 2001 for pre-65 and post-65 coverages, respectively. These rates were assumed to decrease gradually to 5 % in 2006 and 2010, respectively, and remain at those levels thereafter.

                                                                   EMPLOYEE               POSTRETIREMENT
AS OF DECEMBER 31                                                 RETIREMENT                 BENEFIT
(IN THOUSANDS)                                                       PLAN                      PLAN
                                                             -----------------------------------------------
                                                                 2000         1999         2000         1999
------------------------------------------------------------------------------------------------------------
COMPONENTS OF NET PERIODIC BENEFIT COST FOR PLAN SPONSOR
Service cost                                                 $  2,202     $  2,288     $    483     $    613
Interest cost                                                   5,044        4,575        1,150        1,082
Expected return on plan assets                                 (7,181)      (7,088)          --           --
Amortization of net transition obligation                      (2,323)      (2,323)          --           --
Amortization of prior service cost                                262          221
Recognized actuarial loss (gain)                                  150          343         (986)        (892)
------------------------------------------------------------------------------------------------------------
Net periodic (benefit) cost                                  $ (1,846)    $ (1,984)    $    647     $    803
------------------------------------------------------------------------------------------------------------

      The projected benefit obligation in excess of plan assets, the accumulated benefit obligation in excess of plan assets, and the fair value of plan assets for the Supplemental Plan were $22, $21, and $0 respectively, as of December 31, 2000 and $21, $22, and $0 respectively, as of December 31, 1999.

      The health care cost trend rate assumption has a significant effect on the amounts reported. A one-percentage-point change in assumed health care cost trend rates would have the following effects on 2000 values:

                                                            100 BASIS-POINT     100 BASIS-POINT
(in thousands)                                                 INCREASE            DECREASE
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Effect on total of service and interest cost components         $   275             $  (214)
Effect on postretirement benefit obligation                     $ 2,521             $(2,036)
-----------------------------------------------------------------------------------------------

10.   DERIVATIVE FINANCIAL INSTRUMENTS

      The Company uses a variety of off-balance sheet financial instruments as part of its efforts to manage exposures to foreign currency, interest rate and other market risks arising from its on-balance sheet financial instruments. Those instruments include interest rate exchange agreements and foreign currency forward contracts. The contract or notional amounts of those instruments reflect the extent of involvement in the various types of financial instruments.

      The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e. the cost to replace the contract at current market rates should the counterparty default prior to the settlement date). To limit exposure associated with counterparty nonperformance on interest rate exchange agreements, the Company enters into master netting agreements with its counterparties.

      INTEREST RATE EXCHANGE AGREEMENTS (SWAPS AND FLOORS)

      The Company enters into interest rate exchange agreements to reduce and manage interest rate risk associated with individual assets and liabilities, and its overall aggregate portfolio. These interest rate exchange agreements consist primarily of interest rate swap agreements and interest rate floors. The amounts to be received or paid pursuant to these agreements are accrued and recognized in the accompanying statements of operations through an adjustment to investment income, as appropriate, over the lives of the agreements. Gains or losses realized on closed or terminated agreements accounted for as hedges are deferred and amortized to investment income on a straight-line basis over the shorter of the lives of the agreements or the expected remaining lives of the underlying assets or liabilities.

      FOREIGN CURRENCY FORWARDS

      The Company uses foreign currency forward contracts to hedge some of the foreign exchange risk resulting from the fact that it generates revenue and holds assets in U.S. dollars, but incurs a significant portion of its maintenance expense in Canadian dollars. A foreign currency forward contract obligates the Company to deliver a specified amount of currency on a future date at a specified exchange rate. The value of the foreign exchange forward contracts at any given point fluctuates according to the underlying level of exchange rate and interest rate differentials.

      Outstanding derivatives with off-balance sheet risks are as follows:

                                               NOTIONAL OR
AS AT DECEMBER 31                            CONTRACT AMOUNTS       CARRYING VALUE        FAIR VALUE
($ millions)                                 2000        1999       2000      1999      2000      1999
--------------------------------------------------------------------------------------------------------
Interest rate & currency swaps & floors     $1,008      $  869     $    5    $   (2)   $    5    $   (2)

Interest rate option written                    22          22         --        --        --        --

Equity Contracts                                68          --         (1)       --        (1)       --

Currency forwards                            1,125         973          5        32         5        32
--------------------------------------------------------------------------------------------------------
TOTAL DERIVATIVES                           $2,223      $1,864     $    9    $   30    $    9    $   30
========================================================================================================

      Fair value of off-balance sheet derivative financial instruments reflect the estimated amounts that the Company would receive or pay to terminate the contract at the balance sheet date, including the current unrealized gains (losses) on the instruments. Fair values of the agreements were based on estimates obtained from the individual counterparties.

11.   FAIR VALUE OF FINANCIAL INSTRUMENTS

      The carrying values and the estimated fair values of the Company's financial instruments at December 31, 2000 were as follows:

($ millions)                                    CARRYING VALUE      FAIR VALUE
--------------------------------------------------------------------------------
ASSETS:
   Fixed-maturity and equity securities            $ 10,649          $ 10,649
   Mortgage loans                                     1,539             1,626
   Policy loans                                       1,998             1,998
   Derivative financial instruments                       9                 9
   Separate account assets                           29,681            29,681
LIABILITIES:
   Insurance investment contracts                  $  1,550          $  1,517
   Separate account liabilities                      29,681            29,681
--------------------------------------------------------------------------------

      The following methods and assumptions were used to estimate the fair values of the above financial instruments:

      FIXED-MATURITY AND EQUITY SECURITIES: Fair values of fixed-maturity and equity securities were based on quoted market prices, where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

      MORTGAGE LOANS: Fair value of mortgage loans was estimated using discounted cash flows and took into account the contractual maturities and discount rates which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

      POLICY LOANS: Carrying values approximate fair values.

      DERIVATIVE FINANCIAL INSTRUMENTS: Fair values of derivative financial instruments were based on estimates obtained from the individual counterparties.

      INSURANCE INVESTMENT CONTRACTS: Fair value of insurance investment contracts which do not subject the Company to significant mortality or morbidity risks was estimated using cash flows discounted at market rates.

      SEPARATE ACCOUNT ASSETS AND LIABILITIES: The carrying amounts in the balance sheet for separate account assets and liabilities approximate their fair value.

12.   RELATED PARTY TRANSACTIONS

      The Company has formal service agreements with ManUSA's indirect parent, Manufacturers Life, which can be terminated by either party upon two months' notice. Under the various agreements, the Company will pay direct operating expenses incurred by Manulife Financial on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting and certain other administrative services. Costs incurred under the agreements were $243, $194, and $171 in 2000, 1999, and 1998, respectively.

      Manulife Financial provides a claims paying guarantee to most U.S. policyholders.

      On September 23, 1997, the Company entered into a reinsurance agreement with Manulife Reinsurance Limited ("MRL"), an affiliated life insurance company domiciled in Bermuda, to reinsure a closed block of participating life insurance business. As there was an insufficient transfer of mortality risk between the Company and MRL, the agreement was classified as financial reinsurance and given deposit-type accounting treatment. Title to the assets supporting this block of business was transferred to MRL under the terms of the agreement. Included in amounts due from affiliates is $568 (1999 - $562) representing the receivable from MRL for the transferred assets.

      The Company loaned $20 to MRL pursuant to a promissory note dated September 29, 2000. The loan is due on September 29, 2005 with interest calculated at 7.30% per annum, payable quarterly starting December 15, 2000.

      Pursuant to a promissory note dated June 12, 2000, the Company loaned $7 to MRL. Principal and accrued interest are payable on June 12, 2003. Interest on the loan calculated at 7.65% is payable semi-annually starting August 1, 2000.

      Pursuant to a promissory note and a credit agreement dated December 19, 2000, the Company received a loan of $250 ($375 Canadian) from an affiliate, Manulife Hungary Holdings KFT. The maturity date with respect to any advances is set at 365 days after the date of the advancement. Interest on the loan is calculated at the fluctuating rate to be equivalent to LIBOR plus 25 basis points and is payable quarterly starting March 28, 2001.

13.   REINSURANCE

      In the normal course of business, the Company assumes and cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations.

      The effects of reinsurance on premiums with unrelated insurance companies were as follows:

FOR THE YEARS ENDED DECEMBER 31                    2000       1999       1998
($ millions)
--------------------------------------------------------------------------------
Direct premiums                                   $  963     $  976     $  908

Reinsurance assumed                                   14         12         --

Reinsurance ceded                                   (163)      (107)       (60)
--------------------------------------------------------------------------------
TOTAL PREMIUMS                                    $  814     $  881     $  848
--------------------------------------------------------------------------------

      Reinsurance recoveries on ceded reinsurance contracts were $186.9, $32.9, and $41.2 during 2000, 1999, and 1998, respectively.

14.   CONTINGENCIES

      In 1999, the Company settled a class action lawsuit related to policies sold on a "vanishing premium" basis. As a result of the settlement, the Company has agreed to pay special enhancements for certain policies beginning on or after July 1, 1999. The present value of these payments has an expected value of $150. In addition, the Company will pay $50 to policyholders as part of a claims resolution process and has agreed, subject to certain conditions, to not reduce dividends for a period of 3 years and to maintain the program of voluntary enhancements that was previously implemented. The voluntary enhancements have an expected present value of $300. Management believes that these provisions are also adequate to address the remaining class actions and individual actions, including actions that may result from policyholders who have opted out of class settlement. However, there can be no assurance that these legal proceedings or any further litigation relating to life insurance pricing and sales practices will not have a material adverse effect on the Company's business, financial conditions or results of operation.

      The Company has provided for the estimated costs of settlement in these consolidated financial statements based on the terms of the settlement.

      The Company is subject to legal actions arising in the ordinary course of business. These legal actions are not expected to have a material adverse effect on the consolidated financial position of the Company.

                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                                    (U.S.A.)




                  CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

                  NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000




   PREPARED IN CONFORMITY WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE
                                  UNITED STATES

================================================================================

                            [MANULIFE FINANCIAL LOGO]

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
CONSOLIDATED BALANCE SHEETS

                                                                               AS AT               AS AT
                                                                        SEPTEMBER 30         DECEMBER 31
ASSETS  ($ millions)                                                            2001                2000
--------------------------------------------------------------------------------------------------------
                                                                          (UNAUDITED)
INVESTMENTS
   Securities available-for-sale, at fair value
       Fixed-maturity (amortized cost:  2001 $9,568 ; 2000 $9,580)      $     10,085       $      9,797
       Equity (cost:  2001 $ 956 ; 2000 $707)                                    833                852
   Mortgage loans                                                              1,629              1,539
   Real estate                                                                   964                986
   Policy loans                                                                2,171              1,998
   Short-term investments                                                        863                715
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                       $     16,545       $     15,887
--------------------------------------------------------------------------------------------------------

Cash and cash equivalents                                               $         26       $        164
Deferred acquisition costs                                                     2,224              2,066
Deferred income taxes                                                            144                125
Due from affiliates                                                              276                261
Amounts recoverable from reinsurers                                              821                572
Other assets                                                                     583                677
Separate account assets                                                       26,228             29,681
--------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                            $     46,847       $     49,433
========================================================================================================

LIABILITIES, CAPITAL AND SURPLUS  ($ millions)
--------------------------------------------------------------------------------------------------------
LIABILITIES:
   Policyholder liabilities and accruals                                $     17,331       $     16,240
   Note payable                                                                  200                200
   Other liabilities                                                             650                764
   Separate account liabilities                                               26,228             29,681
--------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                       $     44,409       $     46,885
--------------------------------------------------------------------------------------------------------

CAPITAL AND SURPLUS:
   Capital stock                                                        $          5       $          5
   Retained earnings                                                           2,345              2,260
   Accumulated other comprehensive income                                         88                283
--------------------------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                               $      2,438       $      2,548
--------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                                  $     46,847       $     49,433
========================================================================================================

See accompanying notes.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
Consolidated Statements of (Loss) Income (UNAUDITED)

                                                        THREE MONTHS ENDED      NINE MONTHS ENDED
                                                           SEPTEMBER 30            SEPTEMBER 30

($ millions)                                              2001        2000        2001        2000
--------------------------------------------------------------------------------------------------
REVENUE:
     Premiums                                           $  203      $  196      $  594      $  613
     Fee income                                            222         244         678         702
     Net investment income                                 283         287         835         846
     Realized investment gains (losses)                     22         (24)        109         129
     Other                                                   1           2           3          --
--------------------------------------------------------------------------------------------------
TOTAL REVENUE                                           $  731      $  705      $2,219      $2,290
--------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
     Policyholder benefits and claims                   $  443      $  393      $1,191      $1,249
     Operating expenses and commissions                    135         148         427         446
     Amortization of deferred acquisition costs             89          52         204          97
     Interest expense                                        7           4          23          13
     Policyholder dividends                                 91          87         258         251
     Minority interest expense                              --          13          --          19
--------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                             $  765      $  697      $2,103      $2,075

--------------------------------------------------------------------------------------------------
(LOSS) INCOME BEFORE INCOME TAX (RECOVERY) EXPENSE      $  (34)     $    8      $  116      $  215
--------------------------------------------------------------------------------------------------
INCOME TAX (RECOVERY) EXPENSE                           $  (14)     $  (27)     $   31      $   46

--------------------------------------------------------------------------------------------------
NET (LOSS) INCOME                                       $  (20)     $   35      $   85      $  169
--------------------------------------------------------------------------------------------------

See accompanying notes.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS (UNAUDITED)

                                                         ACCUMULATED
                                                            OTHER
                                 CAPITAL    RETAINED    COMPREHENSIVE    TOTAL CAPITAL
($millions)                       STOCK     EARNINGS       INCOME         AND SURPLUS
--------------------------------------------------------------------------------------
Balance at December 31, 2000      $   5     $  2,260       $  283           $ 2,548
Comprehensive income                 --           85         (195)             (110)
--------------------------------------------------------------------------------------
BALANCE, SEPTEMBER 30, 2001       $   5     $  2,345       $   88           $ 2,438
======================================================================================

See accompanying notes.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS  (UNAUDITED)

                                                                                                   NINE MONTHS ENDED
                                                                                                      SEPTEMBER 30
($ millions)                                                                                         2001          2000
------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net income                                                                                       $     85      $    169
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
     Additions to policyholder liabilities and accruals                                               306           237
     Deferred acquisition costs                                                                      (390)         (446)
     Amortization of deferred acquisition costs                                                       204            97
     Amounts recoverable from reinsurers                                                               (6)           72
     Realized investment gains                                                                       (109)         (129)
     Decreases (additions) to deferred income taxes                                                    40           (25)
     Amounts due from affiliates                                                                       34           367
     Other assets and liabilities, net                                                               (173)         (295)
     Other, net                                                                                        87            50
------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                                              $     78      $     97
------------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Fixed-maturity securities sold, matured or repaid                                                $  7,511      $  4,355
Fixed-maturity securities purchased                                                                (7,454)       (4,682)
Equity securities sold                                                                                180           692
Equity securities purchased                                                                          (419)         (458)
Mortgage loans advanced                                                                              (212)         (104)
Mortgage loans repaid                                                                                 124           218
Real estate sold                                                                                       42            50
Real estate purchased                                                                                 (20)          (46)
Policy loans advanced, net                                                                           (173)         (108)
Short-term investments                                                                               (147)          (77)
Other investments, net                                                                                (18)          218
------------------------------------------------------------------------------------------------------------------------
Net cash (used in) provided by investing activities                                              $   (586)     $     58
------------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Deposits and interest credited to policyholder account balances                                  $  1,401      $    910
Withdrawals from policyholder account balances                                                     (1,064)       (1,175)
Net reinsurance recoverable                                                                            33            71
------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                                              $    370      $   (194)
------------------------------------------------------------------------------------------------------------------------
Decrease in cash and cash equivalents during the period                                          $   (138)     $    (39)
Cash and cash equivalents at beginning of year                                                        164           131
------------------------------------------------------------------------------------------------------------------------
BALANCE, END OF PERIOD                                                                           $     26      $     92
========================================================================================================================

See accompanying notes.

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001
                            (IN MILLIONS OF DOLLARS)
                                   (UNAUDITED)


1.    ORGANIZATION

      The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA") is an indirectly wholly-owned subsidiary of Manulife Financial Corporation, a Canadian-based publicly traded company. Manulife Financial Corporation and its subsidiaries are collectively known as "Manulife Financial". ManUSA and its subsidiaries, collectively known as the "Company", operate in the life insurance industry, offering a broad range of insurance related products. These products are offered both on an individual and group basis and are marketed primarily in the United States.

      In December of 2000 through an issue of shares, the Company acquired the remaining 21.6% minority interest in Manulife-Wood Logan Holding Co. Inc, a subsidiary of the Company, from MRL Holding, LLC ("MRL-LLC"), an affiliated company. As this was a related party transaction, the purchase was accounted for at MRL-LLC's carrying value and no goodwill was generated.

2.    SIGNIFICANT ACCOUNTING POLICIES

      a) BASIS OF PRESENTATION

      The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"), except that they do not contain complete notes. However, in the opinion of management, these statements include all normal recurring adjustments necessary for a fair presentation of the results. Operating results for the nine months ended September 30, 2001 are not necessarily indicative of the results that may be expected for the full year ending December 31, 2001.

      Certain prior year amounts have been reclassified to conform to the current year presentation.

      b) RECENT ACCOUNTING STANDARDS

      In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets". SFAS No. 141 requires the purchase method of accounting to be used for all future business combinations. SFAS No. 142 eliminates the practice of amortizing goodwill through periodic charges to earnings and establishes a new methodology for recognizing and measuring goodwill and other intangible assets. Under this new accounting standard, the Company will cease goodwill amortization on January 1, 2002. Goodwill amortization for full year 2001 is not expected to be material and would have been approximately the same amount in 2002 under accounting standards currently in effect. The Company is currently considering the other provisions of the new standard. The impact of adopting these two standards on the Company's financial statements is not expected to be material.

3.    DERIVATIVE FINANCIAL INSTRUMENTS

      Effective January 1, 2001 with the adoption of the Financial Accounting Standards Board Statement No. 133 - "Accounting for Derivative Instrument and Hedging Activities", and Statement No. 138 "Accounting for Certain Derivatives and Certain Hedging Activities", all derivative instruments are reported on the Consolidated Balance Sheets at their fair value, with changes in fair value recorded in income or equity, depending on the use of the derivative instrument. Changes in the fair value of derivatives that are not designated as hedges are recognized in current period earnings.

      The Company has entered into a reinsurance agreement with an unaffiliated reinsurer to reinsure the risk associated with the "Guaranteed Retirement Income Program", a rider offered on one of the variable annuity products sold. This rider is designed to protect the policyholder against adverse investment market movements. As a result, there is an embedded derivative within this agreement that has an estimated fair market value of $276 as at September 30, 2001, and is reflected in the Consolidated Balance Sheets as part of "Amounts recoverable from reinsurers". The related $276 estimated fair value of the obligation to the policyholder has been reflected in the Consolidated Balance Sheets as part of "Policyholder liabilities and accruals". There was no cumulative effect on surplus in the consolidated financial statements of the Company upon the adoption of these accounting statements.

4.    COMPREHENSIVE INCOME

      Total comprehensive income was as follows:

                                                    THREE MONTHS ENDED      NINE MONTHS ENDED
                                                       SEPTEMBER 30           SEPTEMBER 30

COMPREHENSIVE INCOME (LOSS):
($ millions)                                          2001        2000       2001        2000
----------------------------------------------------------------------------------------------
NET (LOSS) INCOME                                   $  (20)     $   35     $   85      $  169
----------------------------------------------------------------------------------------------
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
Unrealized holding gains (losses) arising
during the period                                        5         (38)       (111)       (32)
Foreign currency translation                           (16)         --         (29)        (5)
Less:
Reclassification adjustment for realized
gains (losses) included in net (loss) income            (1)        (43)        55          75
----------------------------------------------------------------------------------------------
Other comprehensive income (loss)                      (10)          5       (195)       (112)
----------------------------------------------------------------------------------------------
COMPREHENSIVE INCOME (LOSS)                         $  (30)     $   40     $ (110)     $   57
==============================================================================================

      Other comprehensive loss is reported net of taxes payable (recoverable) of $3 and $3 for the three months and ($89) and ($58) for the nine months ended September 30, 2001 and 2000, respectively.

      Accumulated other comprehensive income is comprised of the following:

                                                    AS AT               AS AT
($ millions)                                 SEPTEMBER 30, 2001   DECEMBER 31, 2000
-----------------------------------------------------------------------------------
UNREALIZED GAINS :
     Beginning balance                             $  290              $  132
     Current period change                           (166)                158
-----------------------------------------------------------------------------------
     Ending balance                                $  124              $  290
-----------------------------------------------------------------------------------
FOREIGN CURRENCY:
     Beginning balance                             $   (7)             $   (4)
     Current period change                            (29)                 (3)
-----------------------------------------------------------------------------------
     Ending balance                                $  (36)             $   (7)
-----------------------------------------------------------------------------------
ACCUMULATED OTHER COMPREHENSIVE INCOME             $   88              $  283
===================================================================================

5.    CONTINGENCIES

      The Company has provided for the estimated costs of settlement in these consolidated financial statements based on the terms of the settlement.

      The Company and its subsidiaries are subject to legal actions arising in the ordinary course of business. These legal actions are not expected to have a material adverse effect on the consolidated financial position of the Company.

6.    CODIFICATION

      In March 1998, the National Association of Insurance Commissioners adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company's life insurance subsidiaries use to prepare their statutory-basis financial statements. The states of domicile of these subsidiaries adopted Codification as the prescribed basis of accounting on which insurers must report their statutory-basis results. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification was reported as an increase to surplus in the statutory-basis financial statement of the respective life insurance subsidiaries. In total, statutory-basis surplus of the life insurance entities within the Company increased by $182.

7.    SUBSEQUENT EVENT

      Subject to the approval of state and federal regulators and effective for January 1, 2002, it is the intention of management to merge all of the operations of The Manufacturers Reinsurance Corporation (U.S.A.) ("MRC"), the direct parent company of ManUSA, into the operations of ManUSA beginning on that date. As a result, products currently sold and administered under the name of MRC will be offered and administered under the name of ManUSA.